As filed with the Securities and Exchange Commission on April 27, 2018

Registration No. 333-167018

811-6584

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 9

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 298

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK

SEPARATE ACCOUNT A

(formerly, The Manufacturers Life Insurance Company of New York)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK

(formerly, The Manufacturers Life Insurance Company of New York)

(Name of Depositor)

100 Summit Lake Drive, Second Floor

Valhalla, New York 10595

(Address of Depositor’s Principal Executive Offices)

(914) 773-0708

(Depositor’s Telephone Number Including Area Code)

Thomas J. Loftus, Esq.

John Hancock Life Insurance Company of New York

601 Congress Street

Boston, MA 02210

(Name and Address of Agent for Service)

Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph(b) of Rule 485
☒	on April 30, 2018, pursuant to paragraph(b) of Rule 485
☐	60 days after filing pursuant to paragraph(a)(1) of Rule 485
☐	on pursuant to paragraph(a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

GIFL Select IRA Rollover Variable Annuity Prospectus

April 30, 2018

This Prospectus describes interests in GIFL Select IRA Rollover single payment, deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, and John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your GIFL Select IRA Rollover Variable Annuity Contract for the name of your issuing Company.

We offer the Contracts to participants who wish to roll over distributions from a GIFL Select Retirement Plan funded by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life (“GIFL”) Select lifetime income benefit feature to a traditional IRA or to a Roth IRA.

Variable Investment Options. When you purchase a Contract, you invest your GIFL Select Retirement Plan distribution in the Variable Investment Options we make available under the Contracts. After that, you may transfer Contract Values among Variable Investment Options to the extent permitted under your Contract. We measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus:

JOHN HANCOCK VARIABLE INSURANCE TRUST
Investment Quality Bond Trust Lifestyle Balanced Portfolio[1] Lifestyle Conservative Portfolio[2] Lifestyle Growth Portfolio[3,4] Lifestyle Moderate Portfolio[5] Managed Volatility Balanced Portfolio[6]	Managed Volatility Conservative Portfolio[7] Managed Volatility Growth Portfolio[8] Managed Volatility Moderate Portfolio[9] Money Market Trust[1][0] Total Bond Market Trust[11] Ultra Short Term Bond Trust

[1] Formerly Lifestyle Balanced PS Series.

[2] Formerly Lifestyle Conservative PS Series.

[3] Formerly Lifestyle Growth PS Series.

[4] Successor to Core Strategy Trust.

[5] Formerly Lifestyle Moderate PS Series.

[6] Formerly Lifestyle Balanced MVP.

[7]Formerly Lifestyle Conservative MVP.

[8] Formerly Lifestyle Growth MVP.

[9] Formerly Lifestyle Moderate MVP.

[10] For Contracts issued prior to April 29, 2013, the Money Market Variable Investment Option is subject to restrictions (see “V. Description of the Contract – Maximum Number of Investment Options”). For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

[11] Formerly Total Bond Market Trust B.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
For Applications Only:	Mailing Address	For Applications Only:	Mailing Address
601 Congress Street, 7th Floor	PO Box 111	601 Congress Street, 7th Floor	PO Box 111
Boston, MA 02110	Boston, MA 02117-0111	Boston, MA 02110	Boston, MA 02117-0111
	(888) 695-4472		(888) 695-4472
For All Other Transactions:	Mailing Address	For All Other Transactions:	Mailing Address
30 Dan Road, STE. 55444	PO Box 55444	30 Dan Road, STE. 55444	PO Box 55445
Canton, MA 02021-2809	Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5444
	(800) 344-1029		(800) 344-1029
www.jhannuities.com		www.jhannuities.com

0418:RO GSPPRO	GIFL Select IRA Rollover

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Age 59 1⁄2 Trigger: For single-life Contracts, the Contract Anniversary Date immediately preceding the Covered Person’s turning age 59 1⁄2.

Age 65 Trigger: The Contract Anniversary Date immediately preceding the Covered Person’s 65th birthday for single-life Contracts, or the younger Covered Person’s 65th birthday for joint-life Contracts.

Annuitant: The natural person whose life is used to determine eligibility for and the duration of a single life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person to whom we make annuity payments and whose lifetime measures the duration of annuity payments involving single life contingencies. The lives of the Annuitant and a co-Annuitant determine the eligibility for and the duration of a joint life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the lifetimes of the Annuitant and a co-Annuitant measure the duration of annuity payments involving joint life contingencies. If the Contract is owned by an individual, the Annuitant must be the same person as the Owner.

Annuities Service Center: The mailing address of our applications and service offices are listed on the first page of this Prospectus. You can send overnight mail to us at the following street addresses: for applications, 601 Congress Street, 7th Floor, Boston, MA 02210; for all other transactions, 30 Dan Road, STE. 55444, Canton, MA 02021-2809.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the date the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death proceeds under the Contract upon the death of a Contract Owner or in certain circumstances, the Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with the guaranteed minimum withdrawal benefit to describe a value we use to determine the Lifetime Income Amount. Please refer to “V. Description of the Contract” for more details.

Benefit Enhancement: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe an increase in the Benefit Base. Please refer to “V. Description of the Contract” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Co-Annuitant: A co-Annuitant is the natural person whose life is used, together with the life of an Annuitant, to determine eligibility for and the duration of a “spousal” guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person whose lifetime, together with the lifetime of an Annuitant, measures the duration of annuity payments involving two life contingencies. Please refer to “V. Description of the Contract” for more details. The co-Annuitant must be the Spouse of the Annuitant.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

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Continuation Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit under the Contract that we make available where a former participant and/or Spouse of a former participant under a GIFL Select Retirement Plan received distributions under that plan and will continue to receive distributions under a Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit.”

Contract: The Variable Annuity contract offered by this Prospectus. If you purchased this annuity in New York, a Contract means the certificate issued to you under a group contract.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Excess Withdrawal: A term used to describe a withdrawal that exceeds certain limits under the guaranteed minimum withdrawal benefit and which, during periods of declining investment performance, may cause substantial reductions to, or the loss of, the guaranteed minimum withdrawal benefit. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal” in “V. Description of the Contract” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

GIFL Select Account Value: The portion of the account value in a GIFL Select Retirement Plan account established by you or for your benefit that was allocated to Investment Options applicable to the transfer of the Benefit Base.

GIFL Select Retirement Plan: A retirement plan intended to qualify under either section 401(k) or section 457(b) of the Code and funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Lifetime Income Benefit Rider, which allows the plan sponsor to offer a GIFL Select feature.

GIFL Select: A term we may use to describe the guaranteed minimum withdrawal benefit provided in the Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

IRA: An individual retirement annuity contract itself or an individual retirement account. An IRA may be established under section 408 of the Code (“traditional IRA”) or under section 408A of the Code (“Roth IRA”).

IRA Rollover: The type of investment you make to purchase a Contract. A Contract may only be purchased as an IRA funded with a distribution from a GIFL Select Retirement Plan.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period, beginning on a Lifetime Income Date. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal – Determination of Lifetime Income Date” in “V. Description of the Contract” for more details.

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Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Owner or Contract Owner (“you”): The person or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application. If the Owner is an individual, the Owner and the Annuitant must be the same person.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: A distribution of a GIFL Select Account Value that is paid to us for the benefits provided by the Contract. You may use a distribution from only one GIFL Select Account Value to fund a Contract.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe the period when your Contract Value is less than the Lifetime Income Amount and we may begin to make payments to you of certain minimum guaranteed amounts. Please refer to “Settlement Phase” in “V. Description of the Contract” for more details.

Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on a single life. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spousal Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on the life of a Contract Owner and his or her Spouse. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with the guaranteed minimum withdrawal benefit to describe a possible one-time increase in the Benefit Base. Please refer to “V. Description of the Contract – GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” for more details.

Subaccount: A separate division of the applicable Separate Account.

Transferred Benefit Base: A term used to describe the Benefit Base amount under the GIFL “Select” guarantee provision of the group annuity contract we issued to fund a GIFL Select Retirement Plan that you intend to transfer to a Contract as part of an IRA Rollover.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An investment option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read this entire Prospectus carefully, including its Appendices and the Statement of Additional Information (the “SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a single Purchase Payment deferred Variable Annuity contract between you and the Company that may be purchased with a distribution from a GIFL Select Retirement Plan. A Contract may be purchased as a traditional IRA or as a Roth IRA, but not both. The Contract is “deferred” because it provides for payments to be made by us beginning on a future date, and it is “variable” because Contract Value may increase or decrease daily based upon your investment choices. The Contract also provides a guaranteed minimum withdrawal benefit that we call “GIFL Select.”

We issue the Contract in New York in the form of a certificate of coverage under a master group contract. We issue master group contracts to one or more trusts that are formed for the purpose of providing individual retirement accounts or individual retirement annuities. We use the word “Contract” in this prospectus to refer to both a certificate issued under a group contract in New York, and the individual contracts we issue outside of New York.

The Contract contains fees, investment options, GIFL Select benefits and limitations that may differ from the GIFL Select feature in your employer’s retirement plan. Please read this Prospectus carefully before you invest.

Who is issuing my Contract?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

Why should I consider purchasing the Contract?

The Contract permits you to invest a distribution from your GIFL Select Account Value into a Variable Annuity Contract that you intend to use as a traditional IRA or as a Roth IRA. You invest Contract Value in Variable Investment Options that may increase or decrease in value. You may transfer among the Variable Investment Options and take withdrawals of Contract Value. The Contract also offers the GIFL Select feature (see “What is the GIFL Select feature under my Contract?” below), which allows you to transfer some or all of the Lifetime Income Amount protection we provided under your employer’s GIFL Select Retirement Plan.

Please refer to the section below entitled “What are some of the differences between the Contract and my GIFL Select Retirement Plan?” for a comparison of some of the features of your current plan and the Contract. You should also be aware that, if you leave your current employer, you may have more choices than purchasing a Contract. You may be able to leave your GIFL Select Retirement Plan account with your former employer, or you may be able to withdraw the money in the plan, or you may be able to transfer your account balance to your new employer’s plan.

In addition to providing access to a diverse selection of investment options and a guaranteed minimum withdrawal benefit, the Contract offers the availability of periodic annuity payments that can begin on the Contract’s Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option that we make available. Annuity payments are made to you. We offer Fixed Annuity and Variable Annuity payment options. Variable Annuity payment amounts are variable, based on your investment choices. If you select annuity payments under the Contract, you will no longer be able to take withdrawals.

Before purchasing a Contract, please carefully consider your liquidity needs and your desire and ability:

●	to fund an early retirement, because you could lose benefits under the GIFL Select feature if you take withdrawals before the Lifetime Income Date, and you must satisfy “holding period” and age requirements before we will set a Lifetime Income Date (you could lose the GIFL Select guarantee if Withdrawal Amounts deplete your Contract Value, and any remaining Benefit Base, to zero); and
●	to limit your annual withdrawal amounts to the Lifetime Income Amount after the applicable Lifetime Income Date, because withdrawals of Contract Value before then (and any Excess Withdrawal in any year after that) not only decrease your Lifetime Income guarantee, but may eliminate it.

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What are some of the differences between the Contract and my GIFL Select Retirement Plan?

Before you purchase a Contract, please consider carefully the differences between the GIFL Select Retirement Plan, which is a defined contribution retirement plan, and the Contract, which is an individual retirement annuity contract. Some of the differences between the two products include:

●	A GIFL Select Retirement Plan is under the control of an employer, while you own and control the Contract outright.
●	Your GIFL Select Retirement Plan may offer investment options in addition to those available with the GIFL Select feature, including a money market or a stable value investment option; no additional investment options are available with the Contract.
●	A GIFL Select Retirement Plan has significantly different federal tax implications than a traditional IRA or a Roth IRA, governing such things as when contributions and distributions may be made. There may also be different state and local tax implications. Federal tax issues for IRAs are described in “VII. Federal Tax Matters.” Please consult with your own qualified tax professional before purchasing a Contract.
●	Fees may differ between the two products, both in amount and in timing. Fees for the GIFL Select Retirement Plan, including the fees for its underlying investment portfolios, vary from employer to employer. Ask your plan administrator for fee information applicable to your plan. All of the Contract’s fees, including the fees of its underlying Portfolios, are listed in “III. Fee Tables.”
●	Both the GIFL Select Retirement Plan and the Contract offer Step-Up opportunities when establishing the Lifetime Income Amount. The Contract offers an additional Step-Up opportunity when you roll over to the Contract from the plan.
●	Distributions from the GIFL Select Retirement Plan and the Contract, if not a Roth IRA, must begin at age 70 1⁄2, although a plan can mandate an earlier age.
●	A GIFL Select Retirement Plan may allow loans.
●	In the GIFL Select Retirement Plan, you may establish the Lifetime Income Amount on the day that the age requirement and holding period are both satisfied. In the GIFL Select IRA Rollover Variable Annuity, you may not establish the Lifetime Income Amount until the Contract Anniversary on or after the date that these requirements are satisfied.

Please also review your current employer’s retirement plan to determine its merits and your ability to contribute amounts to that plan.

The foregoing is not meant to be a complete list. For more information on your GIFL Select Retirement Plan and the Contract, please consult with a qualified tax professional and your plan administrator, and read your plan documents and this Prospectus.

How can I invest money in the Contract?

We use the term “Purchase Payment” to refer to the investments you make in the Contract, which must come from the distribution of a GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. Your Purchase Payment for a Contract cannot include distributions from other accounts under the Plan. If you are the surviving Spouse of a GIFL Select Retirement Plan participant, you are permitted to roll over your GIFL Select plan benefits to a Contract. The Contract is not available for purchase if you are a non-Spousal Beneficiary of a GIFL Select Retirement Plan participant.

We will issue a Contract as a Roth IRA if your Purchase Payment is from your GIFL Select Retirement Plan Roth Account or if your Purchase Payment is from a “non-Roth” Account and you specifically instruct us to establish the Contract as a Roth IRA. In all other cases, we will issue a Contract as a traditional IRA. Please see “Eligibility” in “V. Description of the Contract” for further information about purchasing the Contract as a traditional IRA or as a Roth IRA. We provide information about tax implications of certain distributions and conversions to a Roth IRA in “VII. Federal Tax Matters.”

(Applicable to Contracts issued in California Only) For Contracts issued in California to persons 60 years of age or older, your Purchase Payment will be allocated to the Money Market Variable Investment Option (unless you elect otherwise) for the first 30 days after the date the Contract is delivered to you. At the end of this 30-day period, we will automatically transfer the Contract Value in the Money Market Variable Investment Option to the Contract’s other available Variable Investment Options. See “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for more details.

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. We also assess a GIFL Select fee, based on the Contract’s Benefit Base. We deduct the charges proportionally from each of your Variable Investment Options. Although we do not impose a sales charge, we may use amounts derived from any of the charges, including certain fees and expenses of the underlying Portfolios, for payment of our distribution expenses. We make deductions for any applicable taxes based on the amount of the Purchase Payment.

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What are my investment choices?

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

●	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
●	Although each Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

If you would prefer a broader range of investment options, you (and your financial representative) should carefully consider the features of other variable annuity contracts offered by other life insurance companies, or other forms of traditional IRAs and Roth IRAs, before purchasing a Contract.

How can I change my investment choices?

Allocation of Purchase Payment. You designate how your Purchase Payment is to be allocated among the Variable Investment Options at the time that you purchase the Contract.

Transfers Among Variable Investment Options. Prior to the Annuity Commencement Date, you may transfer your investment amounts among Variable Investment Options, subject to certain restrictions described below and discussed in greater detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” After the Annuity Commencement Date, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers After the Annuity Commencement Date.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to restrict Variable Investment Options at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate the Purchase Payment to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Variable Investment Option.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers after the Annuity Commencement Date”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. Withdrawals may be subject to income tax, including an additional 10% penalty tax in many cases, on the taxable portion of any distributions taken from a Contract. Owners of Contracts issued as Roth IRAs may be subject to a penalty tax for withdrawals taken on certain distributions within the first five years after establishment of the account.

If we issue your Contract for use as a traditional IRA, you will be subject to tax requirements for minimum distributions over your lifetime. The Code requires that distributions from most Contracts commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible

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Purchase Payments you paid or on any earnings under the Contract. Please read “VII. Federal Tax Matters” for more information about taxation on withdrawals and minimum distribution requirements applicable to traditional IRAs and Roth IRAs.

What is the GIFL Select feature under my Contract?

The Contract permits you to choose how much Contract Value to withdraw at any time. We designed the GIFL Select feature of the Contract to guarantee that a Lifetime Income Amount will be available for annual withdrawals for as long as you live, starting on the Lifetime Income Date, even if your Contract Value declines to zero:

●	We guarantee a Lifetime Income Amount of 4%–5% under single-life Contracts and 4.5% under joint-life Contracts for annual withdrawals during your retirement years. Before the guarantee begins, your Contract must reach the Contract Anniversary on or after you satisfy any remaining age requirements (i.e., either the “Age 59 1⁄2 Trigger” or the “Age 65 Trigger”) and “holding period” requirements (i.e., up to 5 years). (Please read the “Guaranteed Lifetime Income Withdrawal Benefit” section of this Prospectus for more information.)
●	We provide a one time “Step-Up” opportunity at the time of the first withdrawal after the Lifetime Income Date to reflect favorable investment performance, if any, as of the prior Anniversary Date of the Contract.
●	We may increase the Lifetime Income Amount to reflect annual Benefit Enhancements, if you defer taking withdrawals of Cash Value during a Contract Year. The current Benefit Enhancement Rate is equal to 3% of the Benefit Base in effect at the end of the immediately preceding Contract Year. The Contract’s Benefit Enhancement rate will not change once the Contract is issued. We may reduce the Benefit Enhancement Rate at any time for new Contracts issued on or after the date of notice of the reduction. We also may increase the Benefit Enhancement Rate by means of a promotional Benefit Enhancement Rate at any time for new Contracts. We may terminate this promotional Benefit Enhancement Rate at any time. Contracts that do not receive a promotional Benefit Enhancement will receive the Benefit Enhancement Rate in effect at the time the Contract is issued, which will never be less than 1%. Please refer to “V. Description of the Contract” for more details.
●	We may decrease the Lifetime Income Amount if you take Excess Withdrawals.

You must satisfy certain conditions and make certain choices, however, to fully benefit from the GIFL Select feature guarantee. You must satisfy the age and holding period requirements specified above before we set the first available Lifetime Income Date and calculate a Lifetime Income Amount. If you take any withdrawal before we set the first available Lifetime Income Date, we will reduce the amounts we use to calculate the Lifetime Income Amount. If you take annual withdrawals after we set the Lifetime Income Date that are in excess of the Lifetime Income Amount, we will reduce the amounts we use to calculate the Lifetime Income Amount for future Contract Years.

Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details, including examples to describe how the benefit works and the impact of Excess Withdrawals.

How is the initial Lifetime Income Amount calculated?

We use different formulas to determine an initial Lifetime Income Amount, depending on the form of Lifetime Income Amount you select, the type of Lifetime Income Amount for which you qualify and, in some cases, your age when you purchase a Contract.

When you first purchase a Contract, we determine a Benefit Base that is the greater of:

●	the GIFL Select Account Value distribution that you use as the Purchase Payment for the Contract; or
●	the Benefit Base under your GIFL Select Retirement Plan that we permit you to transfer to the Contract. We will permit you to transfer all of your Benefit Base only if you use your entire GIFL Select Account Value distribution as a Purchase Payment for the Contract.

After you purchase a Contract, we may reduce the Benefit Base (and the Lifetime Income Amount) if you take Excess Withdrawals, and we may increase the Benefit Base (and the Lifetime Income Amount) if you qualify for any of the opportunities described below. The Benefit Base has no cash value and usually will differ from the Contract Value you may withdraw. The maximum Benefit Base is $5 million.

We determine the initial Lifetime Income Amount on the earliest available Lifetime Income Date. To do this, we multiply the greater of the Contract Value or the Benefit Base then in effect by the rate applicable to your Contract. We will recalculate the Lifetime Income Amount if you take no withdrawals or annuitize the Contract during the next Contract Year. We describe the rates we use to calculate the Lifetime Income Amount on the earliest available Lifetime Income Date, and certain age and holding period requirements, on the next page.

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Will I have an opportunity to increase the Lifetime Income Amount under my GIFL Select guaranteed minimum withdrawal benefit?

Yes. The GIFL Select feature under the Contract has three ways to provide a potential increase in the Lifetime Income Amount:

●	if you purchase a Contract before your Age 65 Trigger, and defer taking any withdrawals (or annuitizing the Contract) between your Age 59 1⁄2 Trigger and your Age 65 Trigger, we will use a higher rate to calculate a Single Life Lifetime Income Amount;
●	if you do not take any withdrawals of Contract Value (or annuitize the Contract) during any Contract Year, we will add a Benefit Enhancement to the Benefit Base at the beginning of the next Contract Year that may increase the Lifetime Income Amount for future Contract Years*; and
●	when you take your first withdrawal after the Lifetime Income Date, you have a one-time opportunity to automatically increase (“step up”) the Benefit Base we use to determine the Lifetime Income Amount. A Step-Up will reflect investment gains in the Contract Value, if any, as of the prior Contract Anniversary. We provide no assurance that your Contract Value will experience investment gains; it may increase or decrease in value at any time.

* If you were taking distributions under a GIFL Select Retirement Plan, and continue to do so under a Contract, you will not qualify for an annual Benefit Enhancement.

Before purchasing a Contract, please carefully consider whether you are likely to make withdrawals of Contract Value that may impact the amount of the GIFL Select guaranteed minimum withdrawal benefit.

Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information.

What rates do we use to determine the Lifetime Income Amount, and what are the applicable holding period and age requirements that you must satisfy for the GIFL Select guaranteed minimum withdrawal benefit?

We designed the GIFL Select feature to provide minimum withdrawal benefit guarantees on a single life and on a joint Spousal life basis. The GIFL Select guaranteed minimum withdrawal benefit begins on the Contract Anniversary on or after you satisfy a holding period requirement and have turned the applicable age. We charge a fee for the benefit from the date we issue a Contract, however, even if you have not satisfied the necessary requirements at that time.

Holding Period. Your Contract must remain in force throughout a holding period measured from the date we issue the Contract. The holding period is 5 Contract Years, but we will reduce the required holding period to reflect the time that you were a participant in a GIFL Select Retirement Plan. If you are a surviving Spouse of a deceased participant, the holding period will reflect the time your Spouse was in the plan.

Age Requirements – Single Life. In most cases, you must have reached your Age 59 1⁄2 Trigger to establish a Single Life Lifetime Income Amount. If you have reached your Age 59 1⁄2 Trigger, but have not yet reached your Age 65 Trigger, when you establish the GIFL Select feature, we will use a 4% rate to calculate a Single Life Lifetime Income Amount. If you wait until you have reached your Age 65 Trigger before you establish the GIFL Select feature, we will use a 5% rate to calculate a Single Life Lifetime Income Amount.

We do not apply an age requirement, however, if you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan and continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Account, as follows:

●	4% if you commenced receiving distributions under the plan on a single life basis before age 65,
●	4.5% if you commenced receiving distributions under the plan on a joint Spousal basis (we will use this rate where you are a former participant in the plan, or a surviving Spouse of a former participant, and are purchasing a Contract for a single life Lifetime Income Amount), or
●	5% if you commenced receiving distributions under the plan on a single life basis on or after age 65.

In this Prospectus, we refer to each of these types of single life Lifetime Income Amounts as a Continuation Single Life Lifetime Income Amount. Your Contract will contain the applicable rate and refer to it as a Single Life Lifetime Income Amount.

Age Requirements – Joint Spousal Life. You and your Spouse must both reach your Age 65 Triggers to establish a Spousal Lifetime Income Amount. In that event, we will use a 4.5% rate to calculate a Spousal Lifetime Income Amount.

Please read “V. Description of the Contract – Lifetime Income Provisions” for additional details.

Example: Assume that you purchase a GIFL Select IRA Rollover Variable Annuity Contract on May 1, 2016 for a Single Life Lifetime Income Amount, when you are age 60 and the holding period in your GIFL Select Retirement Plan was scheduled to end on May 31, 2016. Your Lifetime Income Date for GIFL Select is May 1, 2017, the Contract Anniversary after you have satisfied both the

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age and holding period requirement. If you purchase the GIFL Select IRA Rollover Variable Annuity Contract on June 1, 2016, your Lifetime Income Date will be June 1, 2016 since both requirements were satisfied prior to the date that the Contract was purchased.

How do I establish my GIFL Select guaranteed minimum withdrawal benefit?

Once you satisfy the applicable age and holding period requirements, we will set the first available Lifetime Income Date and calculate a Lifetime Income Amount. You will establish that Lifetime Income Amount if you take a withdrawal at any time during the next 12 months. If you do:

●	the Lifetime Income Amount will reflect a Step-Up in the Benefit Base if there were investment gains in Contract Value as of the prior Contract Anniversary;
●	you will not be eligible for the Benefit Enhancement for that year, but you will remain eligible for future annual Benefit Enhancements if you defer taking withdrawals in future Contract Years and do not annuitize your Contract; and
●	you will need to tell us before establishing the Lifetime Income Amount if you wish to establish a Spousal Lifetime Income Amount in lieu of a Single Life Lifetime Income Amount. Once you establish a Lifetime Income Amount, you will not be able to change from a Single Life form of benefit to a Spousal form of benefit, or vice-versa.

If you defer taking withdrawals after we set the first available Lifetime Income Date, we will recalculate the Lifetime Income Amount at the next Contract Anniversary. You will then be able to establish that Lifetime Income Amount during the following 12 months. We will continue to recalculate the Lifetime Income Amount, and you will be able to establish the recalculated amount if you continue to defer withdrawals until the Maturity Date.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

●	withdrawals (including surrender of the Contract, payments of the Lifetime Income Amount or any systematic withdrawals);
●	payment of any death proceeds; and
●	periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

●	the type of the distribution;
●	when the distribution is made;
●	the rules governing distributions and rollovers from a Qualified Plan to a traditional IRA or Roth IRA;
●	the rules governing distributions from a traditional IRA or Roth IRA; and
●	the circumstances under which the payments are made.

The Code does not permit Contracts issued to qualify as traditional IRAs or Roth IRAs to be used for loans, assignments or pledges. A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract issued as a traditional IRA before you reach age 59 1⁄2. Traditional IRAs are subject to minimum distribution requirements beginning in the year a taxpayer turns age 70 1⁄2, and both traditional IRAs and Roth IRAs are subject to requirements for death proceeds distributions to commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can derive tax deferral benefits from the rollover of your GIFL Select Account Value into a Contract, or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those that are accorded the Contract because it is an IRA. However, the Contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the Variable Investment Options, protection through the GIFL Select feature, and other benefits provided under the Contract are suitable for your needs and objectives and are appropriate in light of the expense.

We provide additional information on taxes in the “VII. Federal Tax Matters” section of this Prospectus. We make no attempt to provide more than general information. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional regarding the suitability of the Contract.

Can I return my Contract?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. Because your Contract is issued as an IRA, you will receive a refund of the Purchase Payment you made during the first seven days of this period if that amount is greater than the Contract Value. After seven days, we will return the Contract Value. The date of cancellation is the date we receive the Contract. Rather than receive the Contract Value as a taxable distribution, you may opt to return this amount to the GIFL Select Retirement Plan (if permitted under the plan) (see “VII. Federal Tax Matters”).

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(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payment during this 30-day period to one or more of the Contract’s other available Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payment was allocated to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. At the end of the 30-day period, we will transfer your money automatically into other available Variable Investment Options that you select. See “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period.”

Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a GIFL Select IRA Rollover Variable Annuity Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses.

The following table describes the fees and expenses that you pay at the time that you buy the Contract or surrender the Contract, or potentially when you transfer Contract Value between Variable Investment Options. State premium taxes may also be deducted from your Contract Value.

Contract Owner Transaction Expenses1

Transfer Fee[2]
Maximum Fee	$25
Current Fee	$ 0

[1] State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions – Premium Taxes”).

[2] This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

Annual Contract Fee	None

Annual Separate Account Expenses[1]
Administration Fee	0.15%
Mortality and Expense Risks Fee[2]	0.45%
Total Annual Separate Account Expenses	0.60%

GIFL Select Fee[3]
Maximum Fee	0.65%
Current Fee	0.50%

1  A daily charge reflected as an annualized percentage of the Variable Investment Options.

[2] This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis.

[3] Amount shown is an annual percentage based on the Benefit Base. We impose the current fee shown, but reserve the right to increase it up to the maximum fee shown.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2017)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.51%	.96%

(Applicable to Contracts issued in California Only) Contracts issued in California to persons age 60 or older may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select (see “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for additional information). The minimum annual net operating expenses during this 30 day period would be 0.76%.

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Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

Example 1: Maximum Portfolio operating expenses

The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum GIFL Select fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$224	$690	$1,183	$2,540
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$224	$690	$1,183	$2,540

Example 2: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the maximum GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$178	$551	$948	$2,054
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$178	$551	$948	$2,054

Example 3: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the current GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$163	$505	$870	$1,891
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$163	$505	$870	$1,891

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Portfolio Expenses

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2017, except as stated below in the notes that follow the table. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Investment Quality Bond
Series II	0.60%	0.25%	0.07%	--	0.92%	0.00%	0.92%
Lifestyle Balanced Portfolio
Series II	0.04%	0.25%	0.03%	0.56%	0.88%[2]	0.00%	0.88%
Lifestyle Conservative Portfolio
Series II	0.04%	0.25%	0.07%	0.58%	0.94%[2]	-0.03%[3]	0.91%
Lifestyle Growth Portfolio
Series II	0.04%	0.25%	0.03%	0.55%	0.86%[2]	0.00%	0.87%
Lifestyle Moderate Portfolio
Series II	0.04%	0.25%	0.05%	0.57%	0.91%[2]	-0.01%	0.90%
Managed Volatility Balanced Portfolio
Series II	0.06%	0.25%	0.02%	0.62%	0.95%[2]	-0.02%[4]	0.93%
Managed Volatility Conservative Portfolio
Series II	0.05%	0.25%	0.03%	0.58%	0.91%[2]	-0.03%[4]	0.88%
Managed Volatility Growth Portfolio
Series II	0.06%	0.25%	0.02%	0.65%	0.98%[2]	-0.02%[4]	0.96%
Managed Volatility Moderate MVP
Series II	0.05%	0.25%	0.03%	0.61%	0.94%[2]	-0.03%[4]	0.91%
Money Market[5,6]
Series II	0.37%	0.25%	0.04%	--	0.66%	-0.13%	0.53%
Total Bond Market
Series II	0.47%	0.25%	0.05%	0.01%	0.78%	-0.27%[7]	0.51%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.06%	--	0.85%	0.00%	0.86%

[1]	“Acquired Portfolio Fees and Expenses” are based on indirect net expenses associated with the Portfolio’s investments in underlying investment companies.

[2]	The “Total Annual Operating Expenses” shown may not correlate to the Portfolio’s ratios of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include “Acquired Portfolio Fees and Expenses.”

[3]	The advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which “Other expenses” of the fund exceed 0.04% of the average daily net assets of the fund. “Other expenses” means all of the expenses of the fund, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, distribution and service (Rule 12b-1) fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2019 unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[4]	The advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which “Other expenses” of the fund exceed 0.00% of the average daily net assets of the fund. “Other expenses” means all of the expenses of the fund, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, distribution and service (Rule 12b-1) fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2019 unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[5]	For Contracts issued prior to April 29, 2013, the Money Market Variable Investment Option is subject to restrictions (see “V. Description of the Contract – Maximum Number of Investment Options”). For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

[6]	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.28% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on April 30, 2019, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

[7]	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.25% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on April 30, 2019, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

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[7]	To the extent that “Expenses” of the fund exceed 0.28% of average annual net assets (on an annualized basis) of the fund, (the “Fund Expense Limitation”), the Adviser contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which “Expenses” of the fund exceed the Fund Expense Limitation. “Expenses” means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, and (g) short dividend expense. The Fund Expense Limitation expires on April 30, 2018, unless renewed by mutual agreement of the Adviser and the fund based upon a determination that this is appropriate under the circumstances at that time.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the

Portfolios

The Companies

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road, Ste. 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road, Ste. 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount and any Fixed Annuity Option. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. Please be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; and to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are only available to you as investment options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolios

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contract (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The four Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:

Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.

Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

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Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to existing investments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2015, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Variable Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

Each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than that for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The

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prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks and deductions from and expenses paid out of the assets of the Portfolio.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. Your financial representative gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of a Portfolio’s prospectus without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

Portfolio	Subadviser	Investment Objective
Investment Quality Bond Trust Series II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio (successor to Core Strategy Trust; formerly Lifestyle Growth PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Money Market Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.

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Portfolio	Subadviser	Investment Objective
Total Bond Market Trust (formerly Total Bond Market Trust B) Series II	Declaration Management & Research LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Ultra Short Term Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see the prospectuses for the applicable Portfolios. Your financial representative gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of the Portfolio prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Variable Investment Option corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligibility

The Contract may be purchased only by direct rollovers of “eligible” distributions from a GIFL Select Retirement Account. If you qualify for an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract by directing your plan sponsor or administrator to issue instructions for us to roll over all or any portion of:

●	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a traditional IRA; or
●	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA; or
●	your “Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA.

This Contract is not available for purchase, however, if you are a non-Spousal beneficiary of a participant in a GIFL Select Retirement Plan.

If you receive an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract within 60 days of receipt by submitting a completed application to our Annuities Service Center and remitting a direct rollover of all or any amount you receive:

●	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a traditional IRA; or
●	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA; or
●	from your “Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA.

We will issue a Contract as either a traditional IRA or as a Roth IRA, but not both. If you want both a traditional IRA and a Roth IRA, you may need to issue instructions to your plan sponsor or administrator (or complete separate applications) to purchase separate Contracts.

Please read “VII. Federal Tax Matters” carefully for information about “eligible” distributions and the imposition of federal income tax, including tax withholding, that may be required in connection with purchases of Contracts as Roth IRAs with amounts derived from “non-Roth” GIFL Select Retirement Plan accounts.

When you purchase a Contract from John Hancock New York, you will receive a certificate of coverage under a group contract issued by John Hancock New York to trustees of one or more trusts which permit individuals to purchase IRAs or for IRA annuities.

The Purchase Payment

Your Purchase Payment must be a distribution of the GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. We do not permit additional contributions to a Contract. Please see “VII. Federal Tax Matters” for general information about IRA contributions and special qualification rules that apply to Roth IRAs.

You designate how your Purchase Payment is to be allocated among the Variable Investment Options. We credit your Purchase Payment on the Business Day on which it is deemed received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We do not deem distributions from a GIFL Select Retirement Plan to be received until the Business Day following the date we receive distribution instructions from the plan sponsor or administrator of the Plan. As a result, there will be a delay of at least one day in which your distribution will not be invested in a Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly to the plan that made the distribution, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received.

Variable Investment Options and Accumulation Units

During the Accumulation Period, we establish an Investment Account for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Variable Investment Options in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Variable Investment Options by dividing (i) the amount allocated to that Variable Investment Option by (ii) the value of an accumulation unit for that Variable Investment Option we next compute after a purchase transaction is complete.

We will usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your Purchase Payment, we will return your Purchase Payment promptly,

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unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from a Variable Investment Option, and when we deduct certain Contract charges, pay death proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Variable Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

●	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or
●	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under the Asset Rebalancing program, pre-scheduled withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers Among Variable Investment Options

Prior to the Annuity Commencement Date, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Variable Investment Option from which you transfer amounts and we will credit accumulation units to the Variable Investment Option to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Variable Investment Option. If after the transfer the amount remaining in the Variable Investment Option is less than $100, then we may transfer the entire amount instead of the requested amount.

The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Variable Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among

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investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios, and (c) transfers made after the Annuity Commencement Date (these transfers are subject to a 30-day notice requirement, however, as described in “Annuitization Provisions -Transfers after Annuity Commencement Date”). We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

●	restricting the number of transfers made during a defined period;
●	restricting the dollar amount of transfers;
●	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
●	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Variable Investment Options

We currently do not limit the number of Variable Investment Options to which you may allocate the Purchase Payment.

Telephone and Electronic Transactions

We permit you to request transfers automatically by telephone. You can also apply to request withdrawals automatically by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

●	any loss or theft of your password; or
●	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

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All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Variable Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Variable Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

●	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
●	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
●	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Please consult with your financial representative to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Contracts, exercise of the withdrawal right may require the consent of the Annuitant’s Spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request in Good Order, at our Annuities Service Center, minus any applicable administrative fee or tax. We will then cancel the Contract. In the case of a total withdrawal, we will pay the amount requested, reduced by any applicable administrative fee or amount withheld for taxes, and cancel accumulation units credited to each Variable Investment Option equal in value to the Withdrawal Amount from that Variable Investment Option.

When making a withdrawal, you may specify the Variable Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from a Variable Investment Option may not exceed the value of that Variable Investment Option. If you do not specify the Variable Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options. There is no limit on the frequency of withdrawals.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●	an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or
●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

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Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “VII. Federal Tax Matters”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey*)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

●	you are requesting that we mail the amount withdrawn to an alternate address; or
●	you have changed your address within 30 days of the withdrawal request; or
●	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy program provides you with an automatic way to access guaranteed withdrawal amounts. There is no charge for participation in this program. For more information please read “Pre-Authorized Withdrawals – The Income Made Easy Program” in the “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” section that follows.

GIFL Select Guaranteed Lifetime Income Withdrawal Benefit

Overview

The Contract permits you to take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We designed the GIFL Select feature of the Contract to provide a guaranteed minimum withdrawal benefit after you satisfy holding period and age requirements. The GIFL Select feature provides a Lifetime Income Amount, which is available for annual withdrawals starting on a Lifetime Income Date. We may reduce the Lifetime Income Amount, however, if you take any withdrawal before the Lifetime Income Date, or if you withdraw amounts that exceed the Lifetime Income Amount in any year after the Lifetime Income Date. We refer to these types of withdrawals as Excess Withdrawals.

If you limit your annual withdrawals to the Lifetime Income Amount, we guarantee that we will make the Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract. You may elect, in most cases, to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount benefit. Under the Spousal Lifetime Income Amount benefit, we guarantee that we will make the Lifetime Income Amount available as long as you (the “Annuitant”) or your Spouse (the “co-Annuitant”) remains alive. The Spousal Lifetime Income Amount benefit will end if there is a change in the Contract that removes the co-Annuitant from coverage and the Annuitant subsequently dies.

We determine a Benefit Base for the Lifetime Income Amount when you first purchase a Contract. We may decrease the Benefit Base to reflect any Excess Withdrawals. We may increase the Benefit Base to reflect one or more annual Benefit Enhancements for which you qualify, and we may also increase the Benefit Base by a one-time Step-Up to reflect investment gains, if any, on the Contract Anniversary before you “establish” the Lifetime Income Amount. The Benefit Base has no cash value and usually will differ from the amount of Contract Value. The maximum Benefit Base is $5 million.

We calculate the Lifetime Income Amount as a percentage of the Benefit Base applicable to your Contract. The percentage we use depends on the form of Lifetime Income Amount applicable to your Contract. The percentage ranges from 4% (Single Life Lifetime Income Amount established before the Age 65 Trigger) to 4.5% (Spousal Lifetime Income Amount) to 5% (Single Life Lifetime Income Amount established on or after the Age 65 Trigger). We use the rate at which you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan if you received distributions under the Plan and will continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Retirement Plan account. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

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Impact of Withdrawals before the Lifetime Income Date

With limited exceptions, any withdrawal before the Lifetime Income Date is an Excess Withdrawal. This means that we will reduce the Benefit Base. We do this on a pro rata basis or a dollar for dollar basis, whichever has the greater impact on the Benefit Base. If we use the pro rata basis, we reduce the Benefit Base in the same proportion that your Contract Value is reduced as a result of that withdrawal.

EXAMPLE 1 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1⁄2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1⁄2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $90,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 5.56% (i.e., $5,000/$90,000) and we would reduce your Benefit Base by the same percentage (on a pro rata basis, since $100,000 times 0.0556, or $5,556 is greater than $5,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,556, or $94,444.

EXAMPLE 2 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1⁄2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1⁄2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $110,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 4.55% (i.e., $5,000/$110,000) and we would reduce your Benefit Base by $5,000 (on a dollar for dollar basis, since $5,000 is greater than $100,000 times 0.0455, which equals $4,545). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,000, or $95,000.

If you take any withdrawals prior to the earliest available Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount. If your Contract Value and your Benefit Base decline to zero before that Lifetime Income Date, you will lose the Lifetime Income Amount Guarantee.

Impact of Withdrawals after the Lifetime Income Date

Establishing a Lifetime Income Amount. We calculate the earliest available Lifetime Income Amount on the first day of a Contract Year following your satisfaction of any age and holding period requirements. The Lifetime Income Amount will equal the applicable rate multiplied by the Benefit Base or the Contract Value on the Contract Anniversary, if greater. You will “establish” that Lifetime Income Amount by taking a withdrawal during the immediately following 12 months. If you do not take a withdrawal (or annuitize the Contract) during that Contract Year, we will recalculate the Lifetime Income Amount on the first day of the next Contract Year. This recalculation will reflect: (a) the addition of an annual Benefit Enhancement to the Benefit Base, (b) a reduction in the Contract Value, if any, from the Contract Value that we may have used in the previously calculated Lifetime Income Amount and, possibly, (c) an increase in the Contract Value to reflect investment gains, if any, as of the date of our recalculation. You will “establish” the recalculated Lifetime Income Amount by taking a withdrawal during the Contract Year of our recalculation. We will continue to follow this procedure throughout the Accumulation Period until you take a withdrawal or annuitize the Contract. Once you have established a guaranteed Lifetime Income Amount, we will step up the Benefit Base to the Contract Value (to a maximum Benefit Base of $5 million) if that amount is greater than the Benefit Base. You may withdraw the Lifetime Income Amount each Contract Year without affecting the Benefit Base. Once you establish the Lifetime Income Amount, there will be no additional Benefit Enhancements or Step-Up opportunities.

EXAMPLE 3 (Establishing the Earliest Available Lifetime Income Amount with Step-Up):

Assume that you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirement. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1⁄2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume you defer taking your first withdrawal until the third Contract Year when you want to establish your Single Life Lifetime Income Amount. On the most recent Contract Anniversary, your Benefit Base is $106,090 and Contract Value is $112,000. By electing to take your first withdrawal, the Benefit Base will step up to the Contract Value on the prior Contract Anniversary. Your new Benefit Base is $112,000, which results in a Single Life Lifetime Income Amount of ($112,000 × 4%), or $4,480.

Loss of Step-Up. If you do not “establish” a previously determined Lifetime Income Amount, the recalculated Lifetime Income Amount will not include the Step-Up, if any, from a previously determined Lifetime Income Amount.

EXAMPLE 4 (Loss of Step-Up in a newly calculated Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fourth Contract Year when you want to establish your Single Life Lifetime Income Amount. On the Contract Anniversary prior to taking a withdrawal, the Benefit Base is $109,273 and Contract Value is $107,000. By electing to take your first withdrawal, the Benefit Base will not step up because it is already greater than the Contract Value on the prior Contract Anniversary. Your Benefit Base of $109,273 will be used to calculate the Single Life Lifetime Income Amount of ($109,273 × 4%), or $4,371.

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Please refer to “Increases in the GIFL Select Feature” for more information and examples of the Benefit Enhancement. Please refer to “Determination of the Lifetime Income Date” for more information about age and holding period requirements for the earliest available Lifetime Income Date.

Excess Withdrawals. Each time you take a withdrawal after the Lifetime Income Date, we first determine whether the withdrawal amount is an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawals for that Contract Year). If so, we will reduce the Benefit Base on the greater of a pro rata basis or a dollar for dollar basis. If we use the pro rata basis, we reduce your Benefit Base in the same proportion that your Contract Value has been reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal. If we use the dollar for dollar basis, we reduce the Benefit Base by the entire amount of the withdrawal that resulted in an Excess Withdrawal. In either case, each time we reduce the Benefit Base, we will also reduce your Lifetime Income Amount. The reduced Lifetime Income Amount will equal:

●	(for Single Life Lifetime Income Amounts) 4% or 5% of the new Benefit Base based on the Annuitant’s age when the Lifetime Income Amount was established; or
●	(for Spousal Lifetime Income Amounts) 4.50% of the new Benefit Base.

We calculate the reduced Lifetime Income Amount for a Continuation Single Life Lifetime Income Amounts by using the rate that was in effect when we issued your Contract. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

In all cases, we reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE 5 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 61 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1⁄2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume that you make a single withdrawal of $10,000 of Contract Value 6 months after we issue the Contact. In this case, you would reduce your Contract Value by 11.11% (i.e., $10,000/$90,000). We would reduce your Benefit Base by $11,111 (on a pro rata basis, since $100,000 times 0.111, or $11,111 is greater than $10,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $11,111, or $88,889. The Lifetime Income Amount would also be reduced for future Contract Years from $4,000 to $3,556 (i.e., $88,889 × 4%).

EXAMPLE 6 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you and your Spouse are 62. (Since you are both under age 65 at time of purchase, the earliest Lifetime Income Date will not occur until your Age 65 Trigger.) In the fourth Contract Year and after you have turned on your Spousal Lifetime Income Amount at $4,500 ($100,000 × 4.50%), the Contract Value is $110,000 and the Benefit Base is $100,000. You make an initial withdrawal of $4,000 (less than the Lifetime Income Amount) which reduces the Contract Value to $106,000 while the Benefit Base remains unchanged at $100,000. Later, during the same Contract Year, you make another withdrawal of $6,000. In this case, you would reduce your Contract Value by 5.66% (i.e., $6,000/$106,000). We would reduce your Benefit Base by $6,000 (on a dollar for dollar basis, since $6,000 is greater than $100,000 times 0.0566, which equals $5,660). The Benefit Base after the Excess Withdrawal would be $100,000 minus $6,000, or $94,000. The Lifetime Income Amount would also be reduced for future Contract Years from $4,500 to $4,230 (i.e., $94,000 × 4.50%).

Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal.

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

●	if the withdrawals are taken under our Life Expectancy Distribution program, or
●	if your total Withdrawal Amounts during any Contract Year after the Lifetime Income Date are less than or equal to the Lifetime Income Amount.

The Contract enters a “Settlement Phase” in any Contract Year that your Contract Value declines to less than the Lifetime Income Amount if you have taken no Excess Withdrawals during that Contract Year (see “Settlement Phase” below). In the event of an Excess Withdrawal, you will lose the GIFL Select benefit if Contract Value declines below the Lifetime Income Amount during the Contract Year of the Excess Withdrawal. The GIFL Select benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

We reduce your Contract Value (and the death proceeds) each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

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Increases in the GIFL Select Feature

In addition to a one-time Step-Up opportunity, the GIFL Select feature of the Contract provides two other ways that have the potential to increase a Lifetime Income Amount: banded rates applicable to Single Life Lifetime Income Amounts and annual Benefit Enhancements. Please refer to “Establishing a Lifetime Income Amount,” above, for more information about the Step-Up opportunity.

Banded Single Life Rates. If you are eligible for a Single Life Lifetime Income Amount, you may have an opportunity to increase the Lifetime Income Amount by deferring withdrawals after your Age 59 1⁄2 Trigger until you have reached your Age 65 Trigger. That’s because we calculate the Lifetime Income Amount before age 65 as an amount equal to 4% of the Benefit Base, and will increase the rate to 5% if you take no withdrawals of a Lifetime Income Amount until age 65. If you are under age 65, and take a withdrawal at any time after the earliest available Lifetime Income Date, you will establish a Lifetime Income Amount, based on a 4% rate and lose the opportunity to establish a Lifetime Income Amount based on a 5% rate.

EXAMPLE 7 (4% Single Life Lifetime Income Amount):

Assume you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1⁄2 Trigger, your Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. You elect to take a withdrawal during that first contract year and start receiving the Lifetime Income Amount. You are not eligible for the 5% Single Life Lifetime Income Amount because you have taken your first withdrawal prior to reaching your Age 65 Trigger.

EXAMPLE 8 (5% Single Life Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fifth Contract Year and you have reached your Age 65 Trigger. The Benefit Base on the most recent Contract Anniversary is $116,000 and your Single Life Lifetime Income Amount, should you take a withdrawal during that Contract Year, is ($116,000 × 5%), or $5,800.

Banded Single Life Rates do not necessarily result in a higher Lifetime Income Amount. Please see EXAMPLE 9, below, for information about the impact of a Step-Up on the Benefit Base.

We do not permit you to defer withdrawals in order to qualify for a 5% rate if you established a Spousal Lifetime Income Amount or if we issue a Contract with a Continuation Single Life Lifetime Income Amount.

Impact of Step-Up on Banded Rates. If you do not establish a previously determined Lifetime Income Amount for a Single Life Lifetime Income Amount, you may become eligible for a higher rate but may lose the advantage of a previously available Step-Up.

EXAMPLE 9 (Loss of Step-Up in a newly calculated Lifetime Income Amount with a higher rate):

Assume that you purchase a Contract through an IRA Rollover when you are 59 and have met the minimum holding period requirement. At the time of rollover your Contract Value and Benefit Base are $100,000. Assume that on the Contract Anniversary after turning 63 years of age your Contract Value is $150,000 and the Benefit Base is $112,551. The eligible Single Life Lifetime Income Amount during that Contract Year is $6,000 ($150,000 × 4%). However, you elect to defer withdrawals another year and on your Age 65 Trigger the Contract Value is $110,000 and the Benefit Base is $115,927. You elect to take your first withdrawal, which results in a Single Life Lifetime Income Amount of $5,796 ($115,927 × 5%).

Benefit Enhancements. On each Contract Anniversary during the Accumulation Phase and prior to you establishing a Lifetime Income Amount, we will add a Benefit Enhancement to the Benefit Base (up to a maximum Benefit Base of $5 million) if you have taken no withdrawals or annuitized the Contract during the immediately preceding Contract Year. The Benefit Enhancement is equal to 3% of the Benefit Base in effect at the end of that immediately preceding Contract Year. If you do not qualify for a Benefit Enhancement for a particular Contract Year, you may qualify for a Benefit Enhancement in other Contract Years if you defer: (a) taking withdrawals, (b) establishing a Lifetime Income Amount or (c) annuitizing the Contract in the other Contract Years. Benefit Enhancements have no cash value and will not affect the Contract Value.

EXAMPLE 10 (Benefit Enhancements):

Assume you purchase a Contract through an IRA Rollover when you are 60, you take no withdrawals during the first and second Contract Year and the Benefit Enhancement is 3%. Also assume that the initial Benefit Base is $100,000 and is not exceeded by Contract Value (a Step-Up does not occur).

●	At the end of the first Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it to $103,000 ($100,000 + 3% × $100,000).
●	At the end of the second Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it again to $106,090 ($103,000 + 3% × $103,000).

Now assume an Excess Withdrawal is taken in the third Contract Year that reduces the Benefit Base to $98,000 and no additional withdrawals are taken in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Benefit Enhancement because you took a withdrawal during the year.

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●	At the end of the fourth Contract Year, we will apply the Benefit Enhancement to the Benefit Base. The Benefit Enhancement will be based on the reduced Benefit Base. The Benefit Base will increase to $100,940 ($98,000 + 3% × 98,000).

Since the GIFL Select fee is a percentage of the Benefit Base, we will increase the amount of the GIFL Select fee after a Benefit Enhancement to reflect the new Benefit Base. (See “VI. Charges and Deductions – GIFL Select Fee”).

Determination of the Lifetime Income Date

Single Life Lifetime Income Amounts. Under a Single Life form of Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

●	you, the Annuitant, will be at least age 59 1⁄2 at any time during the first Contract Year; and
●	you were a participant in your employer’s GIFL Select Retirement Plan and completed a 5 year “holding period” requirement for the guaranteed minimum withdrawal benefit we provided for your account in that plan.

In this case, the date we issue your Contract will be the Age 59 1⁄2 Trigger, or the Age 65 Trigger if you will be at least age 65 at any time during the first Contract Year.

In all other cases, the earliest available Lifetime Income Date for a Single Life form of Lifetime Income Amount is the first day of a Contract Year in which:

●	you, the Annuitant, will have reached your Age 59 1⁄2 Trigger; and
●	you have already completed a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent Spouse’s) account with an employer’s GIFL Select Retirement Plan.

Continuation Single Life Lifetime Income Amounts. The earliest available Lifetime Income Date for a Continuation Single Life form of Lifetime Income amount is the date we issue your Contract.

Spousal Lifetime Income Amount. Under a Spousal Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

●	you, the Annuitant, and your Spouse, the co-Annuitant, will both be at least age 65 at any time during the first Contract Year; and
●	you were a participant in your employer’s GIFL Select Retirement Plan and completed the holding period requirement for the guaranteed minimum withdrawal benefit we provided for your account.

In this case, the date we issue your Contract will be the Age 65 Trigger.

In all other cases, the earliest available Lifetime Income Date for a Spousal Lifetime Income Amount is the first day of a Contract Year in which:

●	you, the Annuitant, and your Spouse, the co-Annuitant, will both reach your Age 65 Trigger; and
●	you have already completed a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Select Retirement Plan.

Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount

Single Life. You are eligible to select a Single Life Lifetime Income Amount if:

●	you are the Annuitant under the Contract and we did not make any payments under your employer’s GIFL Select Retirement Plan to you or to any current, former or decedent Spouse of yours that was covered by our Spousal lifetime income guaranteed minimum withdrawal benefit; or
●	you are the Annuitant under the Contract, and the Spouse of a deceased participant under a GIFL Select Retirement Plan and neither you nor the deceased participant established a lifetime income guaranteed minimum withdrawal benefit under the plan before the death of the participant; or
●	you are the Annuitant under the Contract; and
o	you had established an account in your GIFL Select Retirement Plan that was covered by a Spousal guaranteed minimum withdrawal benefit; and
o	you subsequently split and changed it to two “single life” accounts in connection with a divorce or a legal separation; and
o	you do not include your Spouse as a “co-Annuitant” in the Contract you purchase.

You will establish a Single Life Lifetime Income Amount based on 4% of the Benefit Base if:

●	you take your first withdrawal after the earliest available Lifetime Income Date; and
●	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 59 1⁄2 Trigger, but will not have reached your Age 65 Trigger.

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If you establish a Single Life Lifetime Income amount based on 4% of the Benefit Base, you will not be eligible for a Single Life Lifetime Income Amount based on 5% of the Benefit Base.

You will establish a Single Life Lifetime Income Amount based on 5% of the Benefit Base if:

●	you take your first withdrawal after the earliest available Lifetime Income Date; and
●	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 65 Trigger.

Continuation Single Life. We will issue a Contract with a Continuation Single Life Lifetime Income Amount if you are the Annuitant under the Contract and either:

●	(CASE ONE) you are a former participant in a GIFL Select Retirement Plan and were receiving distributions from a GIFL Select Retirement Plan account that was covered by a single life guarantee; or
●	(CASE TWO) you are a former participant in a GIFL Select Retirement Plan, you were receiving distributions a GIFL Select Retirement Plan account that was covered by a Spousal guarantee, and your Spouse has died; or
●	(CASE THREE) you are the surviving Spouse of a participant in a GIFL Select Retirement Plan and the beneficiary of a GIFL Select Retirement Plan account that was covered by a Spousal guarantee.

In CASE ONE, we will issue a Contract with a Lifetime Income Amount based on the rate in effect for the guaranteed minimum withdrawal benefit that you established under the GIFL Select Retirement Plan. We will calculate the Lifetime Income Amount based on 4% of the Benefit Base if you commenced receiving distributions under the plan before your Age 65 Trigger. We will calculate a Lifetime Income Amount based on 5% of the Benefit Base if you commenced receiving distributions under the plan on and after your Age 65 Trigger.

In CASE TWO and in CASE THREE, we will issue a Contract with a Lifetime Income Amount based on 4.5% of the Benefit Base.

Spousal Life. You can select a Spousal Lifetime Income Amount if:

●	you are the Annuitant under the Contract; and
●	your Spouse is the co-Annuitant under the Contract; and
●	you did not establish a single-life guaranteed minimum withdrawal benefit in your GIFL Select Retirement Plan.

You will establish a Spousal Lifetime Income Amount based on 4.5% of the Benefit Base if:

●	you take your first withdrawal after the earliest available Lifetime Income Date; and
●	you and your Spouse have both reached your Age 65 Trigger at the time of such withdrawal; and
●	you have named your Spouse as a Co-Annuitant under the Contract; and
●	you have completed any forms that we may require for the selection of a Spousal Lifetime Income Amount.

Changing a selection. You can make a selection of a Single Life Lifetime Income Amount or a Spousal Lifetime Income Amount (if you qualify) at any time before you establish the Lifetime Income Amount by contacting the Annuities Service Center and completing any forms that we may require. You can change your designation of a Single Life or Spousal Lifetime Income Amount after the earliest available Lifetime Income Date only if you defer “establishing” a Lifetime Income Amount. You establish a Lifetime Income Amount if you make any withdrawals from the earliest available Lifetime Income Date up to the date of the change in designation. You can change your designation up until the date you take a withdrawal.

If you establish a Spousal Lifetime Income Amount on or after your Age 65 Trigger instead of a Single Life Lifetime Income Amount, we will calculate a lower Lifetime Income Amount (4.5% of the Benefit Base).

We may recalculate the Lifetime Income Amount if you change the form of the Lifetime Income Amount from a Single Life to a Spousal form or vice versa.

We may decrease the Benefit Base to reflect withdrawals. We may increase the Benefit Base to reflect Benefit Enhancements and a one-time Step-Up to the Contract Value on the Contract Anniversary before the date of the first withdrawal after the Lifetime Income Date if the Benefit Base is less than the Contract Value on that date. Any decrease or increase in the Benefit Base will result in a corresponding decrease or increase in the Lifetime Income Amount.

Tax Considerations

See “VII. Federal Tax Matters” for information on tax considerations related to guaranteed minimum withdrawal benefits.

Pre-Authorized Withdrawals – The Income Made Easy Program

You can pre-authorize periodic withdrawals to receive amounts guaranteed under the Contract. We currently offer our Income Made Easy program for Contracts to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy program no sooner than the earliest available Lifetime Income Date.

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The Income Made Easy program allows you to select: (A) the Lifetime Income Amount under your Contract; (B) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the Lifetime Income Amount; (C) the annual amount under our Life Expectancy Distribution program (in lieu of the Lifetime Income Amount); or (D) a specified dollar amount that is less than the Lifetime Income Amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

●	you select option A or B; and
●	you take an additional withdrawal outside the Income Made Easy program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

●	may be subject to income tax (including withholding for taxes) and a penalty for distributions from a Roth IRA, and if you take withdrawals before age 59 1⁄2, a 10% penalty tax; and
●	reduce the death proceeds.

If you are interested in the Income Made Easy program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program.

Life Expectancy Distribution Program

You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse) . Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code sections 408(a)(6) or 408(b)(3) (applicable to traditional IRAs), or section 408A(c)(5) (applicable to Roth IRAs) (we sometimes refer to these as “Qualified Death Benefit Stretch Distributions” or “Required Minimum Distributions”). For further information on such distributions, please see “VII. Federal Tax Matters.”

Each withdrawal under our Life Expectancy Distribution program will reduce death proceeds and your Contract Value. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Contract are depleted to zero. We may make further distributions as part of the Settlement Phase for the Contract.

The Life Expectancy Distribution program applicable to GIFL Select IRA Rollover Variable Annuity Contracts does not provide automatic “life expectancy” distributions that are intended to qualify under section 72(t)(2)(A)(iv) of the Code. This Code section contains an exception to a 10% penalty tax applicable to pre-59 1⁄2 distributions. Please consult with a qualified tax professional for information about the impact of taxes, including tax penalties that may be applicable to withdrawals before age 59 1⁄2.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all Life Expectancy Distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distributions calculations on our understanding and interpretation of the requirements under tax law applicable to Required Minimum Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with a qualified tax professional.

If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, we will not make any further withdrawals under that program if the Contract Value reduces to an amount less than the Lifetime Income Amount. In that event, we will make distributions as part of the Contract’s “Settlement Phase,” if the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living at that time. We designed our Life Expectancy Distribution program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not reduce the Benefit Base or Lifetime Income Amount

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Settlement Phase

Once you establish a Lifetime Income Amount, we will automatically begin making payments to you under the “Settlement Phase” of the GIFL Select feature if your Contract Value reduces to an amount less than the Lifetime Income Amount and there are no Excess Withdrawals during that Contract Year. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract terminate. We will not apply additional Benefit Enhancements, or deduct any charges during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

There is no Settlement Phase, however, if:

●	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
●	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to an amount less than the Lifetime Income Amount during the Contract Year of the withdrawal.

At the beginning of the Settlement Phase, we may automatically begin paying an annual settlement amount to you. The settlement payment amount varies as follows:

●	If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1⁄2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount had been elected), you must wait before taking withdrawals until the Lifetime Income Date, when the Lifetime Income Amount would be calculated. If no withdrawals are made before the Lifetime Income Date, we will begin making annual settlement payments to you following the Lifetime Income Date as long as the Annuitant is living (or as long as either the Annuitant or co-Annuitant is living under the Spousal Lifetime Income Amount). In this case, the annual amount will equal the applicable Lifetime Income Amount, which would be either 4% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 59 1⁄2 Trigger before the first withdrawal but has not reached his or her Age 65 Trigger), 5% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 65 Trigger before the first withdrawal) or 4.5% of the Benefit Base on the Lifetime Income Date (if the younger of the Annuitant and co-Annuitant has reached his or her Age 65 Trigger if the Spousal Lifetime Income Amount had been elected).
●	If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1⁄2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount is elected) and you decide to take withdrawals prior to the Lifetime Income Date, you will receive an annual amount equal to the applicable Lifetime Income Amount as stated above multiplied by the current Benefit Base until the Benefit Base is depleted.
●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Distribution at Death of Annuitant

The Contracts described in this Prospectus provide for the distribution of the Contract Value and termination of the GIFL Select feature if the Annuitant/Owner dies before the earlier of the Annuity Commencement Date or the Maturity Date. If the deceased Annuitant’s Spouse is the sole Beneficiary, he or she may continue the Contract as the new Owner without a distribution of Contract Value. In that event, the Spouse will become the Owner and Annuitant of the Contract, but the GIFL Select feature will end for any Single Life Lifetime Income Amount (if established) or for any Continuation Single Life Lifetime Income Amount. The GIFL Select feature for a Spousal Lifetime Income Amount also ends unless you established the Spousal Lifetime Income Amount prior to the Annuitant’s death.

In all other cases, distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, distribution may be made as an annuity, under one of the Annuity Options, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even in some cases in which we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified an Annuity Option, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds will equal the Contract Value and must be distributed immediately in a single sum cash payment.

Payment of Death Proceeds. The determination of the distribution upon the death of the Annuitant will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to payment of the death proceeds under the Contract until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

●	a certified copy of a death certificate; or
●	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
●	any other proof satisfactory to us.

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Distribution of Death Proceeds. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, please seek competent legal and tax advice regarding requirements governing the distribution of Contract values, including death proceeds, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death proceeds. The description of the distribution upon the death of the Annuitant in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict such a distribution under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death proceeds to the extent permitted by the Code and by Treasury Department regulations.

Upon request, the death proceeds may be taken in the form of a lump sum. In that case, we will pay the death proceeds within seven days of the date that we determine the amount of the death proceeds, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death proceeds may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout via a checkbook, and the account earns interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death proceeds. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death proceeds payable upon the death of an Annuitant are not taken in a lump sum, the Contract will continue, subject to the following:

●	The Beneficiary will become the Owner/Annuitant.
●	If the deceased Annuitant’s Spouse is the sole Beneficiary, he or she may continue the Contract as the new Owner/Annuitant without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when an Annuitant dies will apply when the Spouse, as the Annuitant, dies.
●	If the Beneficiary is not the deceased Owner’s Spouse , distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, an individual Beneficiary may take distributions as an annuity under one of the Annuity Options described below, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds must be distributed immediately in a single sum cash payment.

Death of co-Annuitant under a Spousal Lifetime Income Amount guarantee. If the co-Annuitant is the first to die, no death proceeds are payable under the Contract. The Spousal Lifetime Income Amount guarantee will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the survivor Annuitant. We will continue to charge the GIFL Select fee.

Death of Last Person. If the survivor Annuitant dies while a Spousal Lifetime Income Amount guarantee is in effect, we will reduce the Lifetime Income Amount to zero.

Death after Removal of Annuitant or co-Annuitant. In certain instances, a Contract may be changed to remove the designation of a person initially designated as an Annuitant or co-Annuitant. If that happens and:

●	if the removed person subsequently dies, there will be no impact on the guarantees provided by the GIFL Select feature in most cases; and
●	if the remaining designated person subsequently dies, we will consider that person to be the “survivor” of the Annuitant and co-Annuitant and the GIFL Select benefit will terminate.

Death Proceeds during the Settlement Phase. If death occurs during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under that GIFL Select benefit:

●	(for Single Life and Continuation Single Life Lifetime Income Amount Contracts) If the Annuitant dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.
●	(for Spousal Lifetime Income Amount Contracts) If the first death of either the Annuitant or co-Annuitant occurs during the Settlement Phase, no additional death proceeds are payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will calculate a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount.

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If you die during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under the Spousal Lifetime Income Amount guaranteed minimum withdrawal benefit.

Annuitization Provisions

General

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Once annuity payments commence:

●	you will no longer have access to the Contract Value applied to the Annuity Option;
●	the GIFL Select feature of your Contract terminates; and
●	we may not change the Annuity Option or the form of settlement.

The Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract’s specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Commencement Date”). You may request a different Annuity Commencement Date at any time by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Annuity Commencement Dates. You may also be able to change your Annuity Commencement Date on our website, www.jhannuities.com, if:

●	you are registered on the website, and
●	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise. Distributions may be required before the Annuity Commencement Date.

Distributions under the Contracts may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters”). Please consult with a qualified tax professional for information about potential adverse tax consequences for failure to take distributions.

Notice of Annuity Commencement Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide a variable Annuity Option in the form of a life annuity with payments guaranteed for five years, as described in “Annuity Options” below.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for five years, as described below. We will determine annuity payments based on the value of each Variable Investment Option at the Annuity Commencement Date. Internal Revenue Service (“IRS”) regulations may preclude the availability of certain Annuity Options in connection with certain Contracts.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1: Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available only if either the Annuitant or co-Annuitant, not both, remains at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant or co-Annuitant. After the death of the Annuitant or co-Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available if you select the Spousal Lifetime Income Amount guarantee and coverage remains for both the Annuitant and the co-Annuitant at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the Annuitant and co-Annuitant. After the death of the last to survive, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value

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at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Spousal Lifetime Income Amount guarantee, or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 4, however, we will not continue making payments for the remainder of the 5 year term upon the death of the last of the Annuitant and co-Annuitant to survive. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described in Option 1 above.)

Option 3: Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 5 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the fifth year.

Option 4: Joint Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-year period if both the Annuitant and the co-Annuitant die during the 5-year period.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional guaranteed withdrawals under a GIFL Select feature in a Contract.

Fixed Annuity Options. Upon death of the Owner/Annuitant (subject to the distribution of death proceeds; see “Distribution at Death of Annuitant” above), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate rate based on the mortality table and assumed interest rate in the Contract. If the rates we are then using are more favorable to you, we will substitute those rates. If under our current administrative practices we allow you to choose an Annuity Option that is not guaranteed in the Contract, we will use the current rates based on current interest and mortality for other similar options that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We provide no guaranteed withdrawal benefits once payments begin under an Annuity Option.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the rates based on the mortality table and assumed interest rate contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Variable Investment Options selected after the Annuity Commencement Date. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Variable Investment Option by the Annuity Unit value of that Variable Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Variable Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Variable Investment Option are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant (assuming no transfer is made). We will deduct a pro rata portion of the Contracts administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do prior to the Annuity Commencement Date. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” earlier in this chapter). The value of an Annuity Unit for each Variable Investment Option for any Business Day is determined by multiplying the Annuity

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Unit value for the immediately preceding Business Day by the net investment factor for the corresponding Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the rates in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.62%.

Transfers after Annuity Commencement Date

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Variable Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Variable Investment Option to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Variable Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Distributions upon Death of Annuitant after Annuity Commencement Date

If you select an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies after the Annuity Commencement Date, we will make any remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

Other Contract Provisions

Initial Inspection Period

You may cancel the Contract by returning it to our Annuities Service Center or to your financial representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. You may be subject to investment losses (or gains) prior to our receipt of your request for cancellation.

The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Because the Contract is issued as an IRA under section 408 or 408A of the Code, during the first 7 days of the initial inspection period we will return your entire Purchase Payment if this is greater than the amount otherwise payable.

(Applicable to Contracts issued in California Only) Residents in California age 60 and older may cancel the Contract by returning it to our Annuities Service Center or your financial representative at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select. We will permit you to elect to allocate your Purchase Payment during this 30 day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If instead you allocated your Purchase Payment to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value, computed at the end of the Business Day on which we receive your returned Contract. Therefore you may be subject to investment losses prior to our receipt of your request for cancellation if you allocate your Purchase Payment to a Variable Investment Option other than the Money Market Variable Investment Option.

Ownership

All rights and privileges under the Contract may be exercised by the Owner. Prior to the Annuity Commencement Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner. The Owner cannot be changed, except as permitted due to the death of the Annuitant and under federal tax law.

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You may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Contract to any person other than us. We reserve the right to decline to issue a Contract to any person in our sole discretion.

Annuitant

The Annuitant is the natural person whose life is used to determine eligibility and the duration of Single Life Lifetime Income Amount or a Continuation Single Life Lifetime Income Amount and for the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Owner is an individual, the Owner and Annuitant must be the same person. Otherwise, the Contract must be owned for the benefit of the Annuitant. The Annuitant is as designated on the Contract specifications page or in the application. The Annuitant cannot be changed.

Co-Annuitant

The Annuitant’s and co-Annuitant’s lives are used to determine eligibility for and the duration of the Spousal Lifetime Income Amount and to determine eligibility for and the duration of annuity payments involving joint life contingencies. The Annuitant’s Spouse must be named as a co-Annuitant to establish a Spousal Lifetime Income Amount.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). Under Spousal Lifetime Income Amount Contracts, if there is a Co-Annuitant at the time of the Annuitant’s death we will treat that person as the Beneficiary. You may change the Beneficiary (and any Contingent Beneficiary) subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant or any co-Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s or any co-Annuitant’s correct age and sex. When you receive your Contract, you should review the information on age and sex and contact us by phone or mail at our Annuities Service Center with any corrections. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against the Purchase Payment, Contract Values or annuity payments. Currently, there are no deductions made from the Purchase Payment. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus.

We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 0.45% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

GIFL Select Fee

We currently assess a fee for the GIFL Select feature that is equal to 0.50% of the “Adjusted Benefit Base.” The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary. We will deduct the GIFL Select fee on the first Contract Anniversary and each Contract Anniversary thereafter. We reserve the right to increase the fee of up to 0.65% of the Adjusted Benefit Base after we issue a Contract. If we do, we will provide at least 30 day prior notice to the Owner’s last known address.

Although the current fee for the GIFL Select feature is the same for each version of the Lifetime Income Amount, the amount of the Lifetime Income Amount will differ from version to version. For example, the Single Life Lifetime Income Amount that you establish before the Annuitant reaches his or her Age 65 Trigger will be for a lower Lifetime Income Amount than a Spousal Lifetime Income Amount that you establish after the Annuitant and the co-Annuitant both reach the Age 65 Trigger. Please read “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” for more information.

We withdraw the GIFL Select fee from each Variable Investment Option in the same proportion that the value of each Variable Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

●	on the date we determine the amount of death proceeds that we pay to a Beneficiary;
●	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
●	on the date an Excess Withdrawal (including any applicable fees, charges, and taxes) reduces the Contract Value to an amount less than the Lifetime Income Amount.

We do not deduct the GIFL Select fee during the “Settlement Phase” or after the Annuity Commencement Date once an Annuity Option begins.

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Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, we assess a charge for premium taxes on your Purchase Payment, based on the following resident state (or jurisdiction) at the time the tax is assessed: California (0.50%); Guam (4.00%); Texas (0.04% - referred to as a “maintenance fee”); and West Virginia (1.00%).

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from your Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount withdrawn, surrendered, annuitized or applied to/distributed as death proceeds.

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex. Please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

General Information Regarding Purchase Payments

You must make a single Purchase Payment for a Contract through a direct rollover distribution from a tax-qualified retirement plan funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL Select lifetime income benefit feature (a “GIFL Select Retirement Plan”), or through a direct transfer from an existing GIFL Select Contract that we issued as a traditional IRA. The Contract does not permit you to make annual contributions that may otherwise be allowed under the Code.

We do not accept payments for the Contracts that are made through indirect rollover distributions from a GIFL Select Retirement Plan. We also do not accept rollover distributions, whether direct or indirect, from any other Qualified Plans as Purchase Payments for the Contracts.

We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us for the purchase of a traditional IRA or Roth IRA Contract. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us. The Contracts are not available for purchase through indirect rollover distributions, even though the Code permits an indirect rollover distribution from a Qualified Plan to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

Designation of Contract as a Traditional IRA or Roth IRA. You must instruct us to issue a Contract either as a traditional IRA or as a Roth IRA when you initiate a direct rollover distribution as a participant in a GIFL Select Retirement Plan. If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a GIFL Select Retirement Plan, you may make a direct rollover distribution to purchase a Contract and must instruct us to issue it either as a traditional IRA or as a Roth IRA. The Contract is not available for use as an “inherited IRA” by a non-Spouse beneficiary of a deceased participant under a tax-qualified retirement account.

A direct rollover to a Roth IRA is taxable, but it is not subject to mandatory federal tax withholding. Please read “Conversion or Rollover to Roth IRA,” below, for more information.

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Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Distributions from a Traditional IRA

In general, unless you have rolled over non-deductible contributions from your account value in a GIFL Select Retirement Plan, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death proceeds or partial withdrawal) are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a GIFL Select Retirement Plan includes after-tax contributions to the Plan, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, please be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or the lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a Contract issued as a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

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Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA, The penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult your own qualified tax professional.

If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be directly rolled over into a Roth IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in GIFL Select Retirement Plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a GIFL Select Retirement Plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	made after the Owner turns age 59 1⁄2;
●	made after the Owner’s death;
●	attributable to the Owner being disabled; or
●	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

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The five year period required to qualify a distribution as tax-free under a Roth IRA may differ from the five year holding period required under the GIFL Select feature in the Contract. This is because the five year qualification period for tax purposes begins only with a contribution to a Roth IRA. Contributions to a Roth account in some other form of Qualified Plan, such as a Roth account in a GIFL Select Retirement Plan, do not count toward satisfying the five year requirement for qualified distributions from a Roth IRA.

EXAMPLE: Suppose you made on-going contributions to a “Roth” account in a GIFL Select Retirement Plan for three years and then make a rollover purchase of a Roth IRA Contract when you are 57. We will require you to fulfill another two years before you qualify for a Single Life Lifetime Income Amount. If you limit your annual withdrawals to the Lifetime Income Amount, we will guarantee the amount for as long as you live. During the 5-year qualification period for the Roth IRA, you will be subject to tax, however, on the withdrawals which exceed the portion of your rollover contribution that consisted of your non-deductible contributions to the Roth account in the GIFL Select Retirement Plan.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a non-Roth GIFL Select Retirement Plan to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the Lifetime Income Amount we guarantee under your Contract. Please read “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information about the impact of withdrawals.

If you direct the sponsor or administrator of your GIFL Select Retirement Plan to transfer a rollover amount from your non-Roth GIFL Select Retirement Plan to us to purchase a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in a GIFL Select Retirement Plan to a Contract issued as a Roth IRA or from a Contract issued as a Roth IRA to another Roth IRA.

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Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchase a Contract intended for use in connection with a Puerto Rican “tax qualified” retirement plan, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please always consult a qualified tax professional.

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VIII. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.

The individual representative who sells you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker dealers that provide marketing support and training services to the broker-dealers that sell and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, at an annual rate, 0.50% of the values of the Contracts attributable to Purchase Payments.

The individual representative who sells you a Contract (your “financial representative”) typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

We may pay the Qualified Plan’s third party administrator a $25 fee per participant rollover from such plan to the Contract for facilitating the transaction.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. In addition, under their own arrangements, broker-dealers may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

Please contact the financial representative through whom you purchased a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.

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Transaction Confirmations

We will send you confirmation statements for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. A reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Compensation

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Compensation

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2017 and 2016, and its Separate Account financial statements for the year ended December 31, 2017 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2017, including information on our General Account assets that were available at that time to support our guarantees under the Contracts. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

GIFL Select

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

GIFL Select IRA Rollover Variable Annuity

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Core Diversified Growth & Income Trust (merged into Lifestyle Growth Trust eff 10-28-11) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.500	12.500	—	—
Value at End of Year	—	—	—	—	—	—	—	12.500	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.500	12.500	12.500	12.500	—	—
Value at End of Year	—	—	—	—	—	12.500	12.500	12.500	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.500	12.500	12.500	12.500	—	—
Value at End of Year	—	—	—	—	—	12.500	12.500	12.500	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series II Shares (units first credited 04-29-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	15.168	14.266	14.406	13.684	12.500	—	—	—	—	—
Value at End of Year	—	15.168	14.266	14.406	13.684	—	—	—	—	—
No. of Units	—	17,185	17,270	17,325	15,292	—	—	—	—	—
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.876	13.183	13.292	12.646	—	—	—	—	—	—
Value at End of Year	15.470	13.876	13.183	13.292	12.646	—	—	—	—	—
No. of Units	352,102	227,393	90,144	31,592	—	—	—	—	—	—
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.502	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	14.326	13.502	12.500	12.500	12.500	—	—	—	—	—
No. of Units	61,579	49,350	—	—	—	—	—	—	—	—
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	14.125	13.279	13.392	12.724	—	—	—	—	—	—
Value at End of Year	16.273	14.125	13.279	13.392	12.724	—	—	—	—	—
No. of Units	413,214	267,369	234,678	95,099	—	—	—	—	—	—
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.761	13.149	12.500	12.500	—	—	—	—	—	—
Value at End of Year	15.084	13.761	13.149	12.500	12.500	—	—	—	—	—
No. of Units	106,653	84,557	16,469	—	—	—	—	—	—	—
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	25.504	24.526	25.277	24.445	21.931	19.722	12.500	12.500	—	—
Value at End of Year	28.856	25.504	24.526	25.277	24.445	21.931	19.722	12.500	—	—
No. of Units	137,696	139,346	137,718	132,986	156,088	2,085	19	—	—	—
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	23.519	22.683	22.854	21.931	21.355	12.500	12.500	12.500	—	—
Value at End of Year	25.171	23.519	22.683	22.854	21.931	21.355	12.500	12.500	—	—
No. of Units	16,514	17,447	17,630	11,950	29,460	45,107	—	—	—	—

GIFL Select

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	24.720	24.110	25.482	25.123	21.301	12.500	12.500	12.500	—	—
Value at End of Year	29.081	24.720	24.110	25.482	25.123	21.301	12.500	12.500	—	—
No. of Units	37,770	50,236	55,361	35,155	22,598	4,000	—	—	—	—
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	25.113	24.034	24.453	23.500	21.497	12.500	12.500	12.500	—	—
Value at End of Year	27.872	25.113	24.034	24.453	23.500	21.497	12.500	12.500	—	—
No. of Units	27,798	47,271	69,026	80,924	67,733	22,274	—	—	—	—
Money Market Trust - Series II Shares (available to Contracts issued in California during the 30 day free look period only) (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	12.500	12.500	12.500	12.500	12.500	—	—
Value at End of Year	12.500	12.500	12.500	12.500	12.500	12.500	12.500	12.500	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Total Bond Market Trust (formerly Total Bond Market Trust B) - Series II Shares (units first credited 10-21-2016)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.209	12.209	12.209	12.500	12.500	12.500	12.500	12.500	—	—
Value at End of Year	11.988	12.209	12.209	12.209	12.500	12.500	12.500	12.500	—	—
No. of Units	166,854	—	—	75,404	—	—	—	—	—	—

To obtain a free copy of the GIFL Select Variable Annuity

Statement of Additional Information (“SAI”) dated April 30, 2018,

please contact our Annuities Service Center.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 30, 2018

Statement of Additional Information

John Hancock Life Insurance Company of New York Separate Account A

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK in New York as follows:

Prospectus Issued by John Hancock Life Insurance Company of New York ( to be read with this Statement of Additional Information)
GIFL Rollover Variable Annuity
GIFL Select IRA Rollover Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK John Hancock Annuities Service Center
For Applications Only:
Overnight Mail Address	Mailing Address
601 Congress Street, 7th Floor	PO Box 111
Boston, MA 02210	Boston, MA 02117-0111

For All Other Transactions:
Overnight Mail Address	Mailing Address
30 Dan Road, STE 55445	PO Box 55445
Canton, MA 02021-2809	Boston, MA 02205-5445
(888) 695-4472 or (800) 344-1029

Website Address For All Other Transactions:	www.jhannuities.com

GIFL Series JHNY SEP ACCT A SAI 04/18

ii

General Information and History

John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York (“we” or “us”), a stock life insurance company organized under the laws of New York in 1992. The principal office of John Hancock Life Insurance Company of New York (“John Hancock New York”) is located at 100 Summit Lake Drive, Valhalla, New York 10595. Our Massachusetts office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock New York also has an Annuities Service Center – its mailing address is PO Box 55445, Boston, MA 02205-5445; and its overnight mail address is 30 Dan Road, STE 55444, Canton, MA 02021-2809. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.

John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2017, and for each of the two years in the period ended December 31, 2017, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

DXC Technology (formerly Computer Sciences Corporation ) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	semimonthly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.

We pay DXC a fixed cost of $2.1 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2017, 2016, and 2015 were $223,192,582, $224,855,376, and $252,644,283, respectively.

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.

You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2017, 2016 and 2015

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2017, 2016 and 2015

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2017 and 2016 and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2017 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 4, 2018

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2017	2016

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$5,079	$4,927
Stocks:
Preferred stocks	7	7
Common stocks	158	153
Mortgage loans on real estate	761	789
Real estate:
Investment properties	229	229
Cash, cash equivalents and short-term investments	11	10
Policy loans	113	104
Derivatives	704	752
Receivable for collateral on derivatives	-	9
Receivable for securities	1	1
Other invested assets	899	654

Total cash and invested assets	7,962	7,635
Investment income due and accrued	77	86
Premiums due and deferred	7	20
Amounts recoverable from reinsurers	22	22
Funds held by or deposited with reinsured companies	888	920
Net deferred tax asset	78	89
Other reinsurance receivable	24	31
Amounts due from affiliates	309	390
Other assets	12	11
Assets held in separate accounts	8,195	7,503

Total admitted assets	$17,574	$16,707

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS – (CONTINUED)

	December 31,
	2017	2016

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$5,941	$5,816
Policyholders’ and beneficiaries funds	251	257
Dividends payable to policyholders	12	15
Policy benefits in process of payment	38	40
Other amount payable on reinsurance	55	41
Other policy obligations	-	1

Total policy and contract obligations	6,297	6,170
Payable to parent and affiliates	147	101
Transfers to (from) separate account, net	(26)	(31)
Asset valuation reserve	164	80
Reinsurance in unauthorized companies	7	10
Funds withheld from unauthorized reinsurers	354	334
Interest maintenance reserve	394	393
Current federal income taxes payable	59	204
Derivatives	395	456
Payables for collateral on derivatives	29	40
Other general account obligations	76	42
Obligations related to separate accounts	8,195	7,503

Total liabilities	16,091	15,302

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2017 and 2016)	2	2
Paid-in surplus	913	913
Unassigned surplus	568	490

Total capital and surplus	1,483	1,405

Total liabilities and capital and surplus	$17,574	$16,707

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$1,073	$1,530	$1,751
Consideration for supplementary contracts with life contingencies	13	9	12
Net investment income	323	314	335
Amortization of interest maintenance reserve	17	18	14
Commissions and expense allowance on reinsurance ceded	32	209	(34)
Reserve adjustment on reinsurance ceded	1	(427)	(8)
Separate account administrative and contract fees	105	103	110
Other revenue	40	40	30

Total premiums and other revenues	1,604	1,796	2,210

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,319	1,334	1,361
Annuity benefits	208	182	164
Disability and long-term care benefits	1	1	1
Interest and adjustments on policy or deposit-type funds	8	(5)	10
Payments on supplementary contracts with life contingencies	9	9	8
Increase (decrease) in life and long-term care reserves	124	213	988

Total benefits paid or provided	1,669	1,734	2,532

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	85	83	164
General expenses	52	50	48
Insurance taxes, licenses and fees	8	7	9
Net transfers to (from) separate accounts	(361)	(347)	(469)
Investment income ceded	36	101	90
Other deductions	(69)	(78)	(113)

Total insurance expenses and other deductions	(249)	(184)	(271)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	184	246	(51)
Dividends to policyholders	17	20	30

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	167	226	(81)
Federal income tax expense (benefit)	25	85	(74)

Income (loss) from operations before net realized capital gains (losses)	142	141	(7)

Net realized capital gains (losses)	(57)	(61)	(11)

Net income (loss)	$85	$80	$(18)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2015	$2	$913	$300	$1,215

Net income (loss)			(18)	(18)
Change in net unrealized capital gains (losses)			26	26
Change in net deferred income tax			(38)	(38)
Decrease (increase) in non-admitted assets			75	75
Change in liability for reinsurance in unauthorized reinsurance			(1)	(1)
Decrease (increase) in asset valuation reserves			(11)	(11)
Change in surplus as a result of reinsurance			55	55
Other adjustments, net			7	7

Balances at December 31, 2015	2	913	395	1,310

Net income (loss)			80	80
Change in net unrealized capital gains (losses)			17	17
Change in net deferred income tax			42	42
Decrease (increase) in non-admitted assets			(28)	(28)
Change in liability for reinsurance in unauthorized reinsurance			(3)	(3)
Decrease (increase) in asset valuation reserves			(8)	(8)
Change in surplus as a result of reinsurance			(17)	(17)
Other adjustments, net			12	12

Balances at December 31, 2016	2	913	490	1,405

Net income (loss)			85	85
Change in net unrealized capital gains (losses)			135	135
Change in net deferred income tax			(145)	(145)
Decrease (increase) in non-admitted assets			104	104
Change in liability for reinsurance in unauthorized reinsurance			3	3
Decrease (increase) in asset valuation reserves			(84)	(84)
Change in surplus as a result of reinsurance			(18)	(18)
Other adjustments, net			(2)	(2)

Balances at December 31, 2017	$2	$913	$568	$1,483

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$1,100	$1,537	$2,446
Net investment income received	338	324	346
Separate account fees	105	103	110
Commissions and expenses allowance on reinsurance ceded	15	192	21
Miscellaneous income	71	50	(147)
Benefits and losses paid	(1,530)	(2,364)	(1,263)
Net transfers from (to) separate accounts	366	355	492
Commissions and expenses (paid) recovered	(107)	(179)	(228)
Dividends paid to policyholders	(21)	(22)	(1)
Federal and foreign income and capital gain taxes (paid) recovered	(176)	34	5

Net cash provided by operating activities	161	30	1,781

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	1,151	3,313	2,021
Stocks	19	62	1
Mortgage loans on real estate	63	40	138
Real estate	3	1	(1)
Other invested assets	119	63	32

Total investment proceeds	1,355	3,479	2,191

Cost of investments acquired:
Bonds	1,279	3,273	1,660
Stocks	2	85	70
Mortgage loans on real estate	35	24	187
Real estate	5	58	4
Other invested assets	267	300	243
Derivatives	69	60	14

Total cost of investments acquired	1,657	3,800	2,178
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(2)	(85)	(23)
Net (increase) decrease in policy loans	(9)	66	(9)

Net cash provided by (used in) investment activities	(313)	(340)	(19)

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(7)	(8)	(6)
Other cash provided (applied)	160	256	(1,796)

Net cash provided by (used in) financing and miscellaneous activities	153	248	(1,802)

Net increase (decrease) in cash, cash equivalents and short-term investments	1	(62)	(40)
Cash, cash equivalents and short-term investments at beginning of year	10	72	112

Cash, cash equivalents and short-term investments at end of year	$11	$10	$72

Non-cash activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) 2015 reinsurance transaction and other affiliate transactions, net	$-	$26	$1,395
Transfer of invested assets for NYL 2015 reinsurance transactions and other affiliates, net	-	(26)	(1,395)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company had two wholly-owned subsidiary C corporations for the purposes of owning real estate, JH Illinois Real Estate Holdings, Inc. (“JHIREH”) and JH California Real Estate Holdings, Inc. (“JHCREH”). These companies were dissolved and six single member LLCs were formed as of December 31, 2016 to hold the real estate. The LLCs are direct subsidiaries of, and wholly-owned by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2017, 2016 and 2015, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. The Company is holding an additional $290 million and $335 million of reserves at December 31, 2017 and 2016, respectively, as a result of asset adequacy testing (“AAT”). At December 31, 2017 and 2016, the Company held reserves of $547 million and $404 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables and using principally the net level premium method and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2017. For the reserve at December 31, 2016, the mean reserve method was used to adjust the calculated terminal reserve to

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

the appropriate reserve. Mean reserves are determined by computing the terminal reserve for the plan and assuming annual premiums have been paid as of the valuation date. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments. Reserves at December 31, 2017 and 2016 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	The deferred premium is never greater than the gross premium.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

The State of New York requires the Company to calculate reserves for guaranteed minimum death benefits for variable universal life under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2017 and 2016, the Company recorded additional reserves of $27 million and $29 million, respectively, pursuant to Regulation 147.

•

The State of New York also requires the Company to calculate reserves for universal life products with secondary guarantees under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2017 and 2016, the Company recorded additional reserves of $231 million and $185 million, respectively, pursuant to Regulation 147. The Company is holding an additional $0 million and $45 million of reserves at December 31, 2017 and 2016, respectively, as a result of AAT.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 17% and 18% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2017 and 2016, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2017 and 2016, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2015, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance was effective December 31, 2016. The guidance had no impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company is awaiting clarification from the New York State Department of Financial Services on this adoption. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision is effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. Early adoption is

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2017, 2016 and 2015.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

		(in millions)
December 31, 2017:
U.S. government and agencies	$2,315	$6	$(118)	$2,203
States and political subdivisions	109	21	-	130
Foreign governments	38	1	(3)	36
Corporate bonds	2,188	204	(5)	2,387
Mortgage-backed and asset-backed securities	429	30	(1)	458

Total bonds	$5,079	$262	$(127)	$5,214

December 31, 2016:
U.S. government and agencies	$2,038	$2	$(206)	$1,834
States and political subdivisions	119	19	(1)	137
Foreign governments	47	3	-	50
Corporate bonds	2,255	163	(16)	2,402
Mortgage-backed and asset-backed securities	468	32	(2)	498

Total bonds	$4,927	$219	$(225)	$4,921

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2017, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$196	$196
Due after one year through five years	1,242	1,246
Due after five years through ten years	467	478
Due after ten years	2,745	2,836
Mortgage-backed and asset-backed securities	429	458

Total	$5,079	$5,214

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2017	2016

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$24	$16
Bonds pledged in support of exchange-traded futures	12	29
Bonds and cash pledged in support of cleared interest rate swaps	14	33

Total fair value	$50	$78

At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-

Total carrying value	$-	$-

At December 31, 2017 and 2016, the Company held below investment grade corporate bonds of $149 million and $169 million, with an aggregate fair value of $154 million and $175 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2017 and 2016, the Company had no Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV).

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2017:
U.S. government and agencies	$458	$(6)	$1,544	$(112)	$2,002	$(118)
States and political subdivisions	4	-	2	-	6	-
Foreign governments	28	(3)	-	-	28	(3)
Corporate bonds	155	(1)	133	(4)	288	(5)
Mortgage-backed and asset-backed securities	36	-	33	(1)	69	(1)
Total	$681	$(10)	$1,712	$(117)	$2,393	$(127)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2016:
U.S. government and agencies	$1,663	$(206)	$-	$-	$1,663	$(206)
States and political subdivisions	20	-	1	(1)	21	(1)
Foreign governments	-	-	-	-	-	-
Corporate bonds	372	(10)	60	(6)	432	(16)
Mortgage-backed and asset-backed securities	68	(2)	5	-	73	(2)
Total	$2,123	$(218)	$66	$(7)	$2,189	$(225)

At December 31, 2017 and 2016, there were 171 and 199 bonds that had a gross unrealized loss of which the single largest unrealized loss was $100 million and $187 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Proceeds	$1,014	$3,109	$1,733
Realized gross gains	43	375	43
Realized gross losses	(18)	(6)	(21)

For the years ended December 31, 2017 and 2016, realized capital losses include $0 million and $5 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 0 and 2 securities, respectively. These are primarily made up of impairments on private bonds.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2017 and 2016.

Affiliate Transactions

In 2017, the Company sold certain bonds to its indirect parent, The Manufacturers Life Insurance Company Bermuda branch (“MLI Bermuda”). These private placements had a book value of $38 million and fair value of $41 million. The Company recognized $3 million in pre-tax realized gains before transfer to the interest maintenance reserve (“IMR”).

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $207 million and fair value of $242 million. The Company recognized $35 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $18 million and fair value of $19 million. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company transferred certain bonds to its parent, JHUSA, in lieu of a reinsurance cash settlement. These bonds had a book value of $26 million and a fair value of $26 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $308 million and fair value of $343 million. The Company recognized $35 million in pre-tax realized gains before transfer to IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $1 million and fair value of $1 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $13 million and fair value of $13 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, John Hancock Life & Health Insurance Company (“JHLH”), for $120 million.

In 2015, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $141 million and a fair value of $152 million. The Company recognized $11 in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $27 million and fair value of $28 million at the date of the transaction. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

Preferred and Common Stocks

Cost and Fair Value of the Company’s investments in Preferred and Common Stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

		(in millions)
December 31, 2017:
Preferred stocks:
Nonaffiliated	$7	$2	$-	$9
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	127	31	-	158
Affiliates*	-	-	-	-

Total stocks	$134	$33	$-	$167

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

		(in millions)
December 31, 2016:
Preferred stocks:
Nonaffiliated	$7	$-	$-	$7
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	143	11	(1)	153
Affiliates*	-	-	-	-

Total stocks	$150	$11	$(1)	$160

*	Affiliates - fair value represents the carrying value

At December 31, 2017 and 2016, there were 1 and 32 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $0 million and $0 million at December 31, 2017 and 2016, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2017, 2016 and 2015, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2017 and 2016, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2017:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$260	East North Central	$121
Industrial	53	East South Central	11
Office buildings	199	Middle Atlantic	118
Retail	183	Mountain	57

Agricultural	-	New England	16
Agribusiness	12	Pacific	253
Mixed use	-	South Atlantic	116
Other	54	West North Central	39
		West South Central	30
		Canada / Other	-

Allowance	-	Allowance	-

Total mortgage loans on real estate	$761	Total mortgage loans on real estate	$761

December 31, 2016:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$261	East North Central	$133
Industrial	70	East South Central	11
Office buildings	190	Middle Atlantic	119
Retail	201	Mountain	58
Agricultural	-	New England	18
Agribusiness	12	Pacific	272
Mixed use	-	South Atlantic	116
Other	55	West North Central	40
		West South Central	22
		Canada / Other	-

Allowance	-	Allowance	-

Total mortgage loans on real estate	$789	Total mortgage loans on real estate	$789

The aggregate mortgages outstanding to any one borrower do not exceed $35 million.

During 2017, the respective maximum and minimum lending rates for mortgage loans issued were 5.01% and 3.49% for commercial loans. The Company issued no new agricultural loans during 2017. The Company issued no purchase money mortgages in 2017 or 2016. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $0 million at December 31, 2017 and 2016, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2017, 2016 and 2015, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2017	2016

	(in millions)
AAA	$64	$54
AA	245	199
A	303	376
BBB	149	160
BB	-	-
B and lower and unrated	-	-

Total	$761	$789

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $25 million and fair value of $27 million at the date of the transaction. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain mortgages from its parent, JHUSA, for $73 million.

In 2015, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2017	2016

	(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	255	251
Properties held for sale	-	-
Less accumulated depreciation	(26)	(22)

Total	$229	$229

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2017, 2016 and 2015, respectively.

Affiliate Transactions

In 2015, the Company formed two new wholly-owned subsidiaries for the purposes of owning real estate and contributed certain of its real estate holdings to the newly formed entities in exchange for all of their equity interests. These properties had aggregate book values of $55 million and fair values of $79 million at the date of the transaction and were contributed on

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

a book value basis which resulted in no impact to the Company’s financial position or results of operations. In 2016, these companies were dissolved and six single member LLCs were formed to hold the real estate. The LLCs are direct subsidiaries of and wholly-owned by the Company.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2017 and 2016.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $4 million, and $0 million of impairments on partnerships and LLCs in 2017, 2016, or 2015. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2017 or 2016.

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2017	2016	2015

	(in millions)
Income:
Bonds	$182	$189	$232
Preferred stocks	-	-	-
Common stocks	1	5	-
Mortgage loans on real estate	39	42	48
Real estate	34	35	29
Policy loans	5	4	5
Cash, cash equivalents and short-term investments	3	1	-
Other invested assets	72	42	35
Derivatives	32	33	29
Other income	(2)	1	2

Total investment income	366	352	380

Expenses
Investment expenses	(35)	(31)	(37)
Investment taxes, licenses and fees, excluding federal income taxes	(3)	(3)	(3)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(4)	(5)

Total investment expenses	(43)	(38)	(45)

Net investment income	$323	$314	$335

Other invested assets above represent income earned from the Company’s investment in JHIMS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,

	2017	2016	2015

	(in millions)
Realized capital gains (losses)	$(21)	$306	$61
Less amount transferred to the IMR (net of related tax benefit (expense) of $(8) in 2017, $(130) in 2016, and $(27) in 2015)	16	241	50

Realized capital gains (losses) before tax	(37)	65	11
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	20	126	22

Net realized capital gains (losses)	$(57)	$(61)	$(11)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships and replication (synthetic asset) transactions (“RSATs”):

December 31, 2017
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$6	$-	$17	$1
	Foreign currency swaps	-	-	-	-	-

Cash flow hedges	Interest rate swaps	36	-	-	8	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$248	$6	$-	$25	$1

Other Hedging Relationships
	Interest rate swaps	$7,912	$697	$395	$697	$395
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity index options	47	1	-	1	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$7,959	$698	$395	$698	$395

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$8,207	$704	$395	$723	$396

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

December 31, 2016
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$6	$-	$20	$-
	Foreign currency swaps	-	-	-	-	-

Cash flow hedges	Interest rate swaps	123	-	-	22	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$335	$6	$-	$42	$-

Other Hedging Relationships
	Interest rate swaps	$10,917	$745	$456	$745	$456
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity index options	23	1	-	1	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$10,940	$746	$456	$746	$456

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$11,275	$752	$456	$788	$456

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2017, 2016 and 2015, the Company recorded net unrealized gains of $7 million, $19 million, and $19 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the year ended December 31, 2017, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 3 years.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains (losses) of ($1) million, $0 million, and $0 million (including ($1) million, $0 million, and $0 million of gains (losses) for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2017, 2016 and 2015, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2017, 2016 and 2015 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$12	$8	$32
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Equity total return swaps	-	-	-
Equity index options	1	1	-
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$13	$9	$32

Net realized capital gain (loss):
Interest rate swaps	$(1)	$-	$-
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Interest rate futures	(5)	4	(5)
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Equity total return swaps	-	-	-
Equity index options	2	(1)	-
Equity index futures	(65)	(63)	(10)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(69)	$(60)	$(15)

Total gain (loss) from derivatives in other hedging relationships	$(56)	$(51)	$17

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2017 and 2016, the Company had accepted collateral consisting of cash of $29 million and $40 million and various securities with a fair value of $394 million and $371 million, respectively, which are held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate –The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	158	158	126	-	32

Total common stocks	158	158	126	-	32
Derivatives:
Interest rate swaps	697	697	-	697	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	698	698	-	698	-
Assets held in separate accounts	8,195	8,195	8,195	-	-

Total assets	$9,051	$9,051	$8,321	$698	$32

Liabilities:
Derivatives:
Interest rate swaps	$395	$395	$-	$395	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	395	395	-	395	-
Liabilities held in separate accounts	8,195	8,195	8,195	-	-

Total liabilities	$8,590	$8,590	$8,195	$395	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	153	153	119	-	34

Total common stocks	153	153	119	-	34
Derivatives:
Interest rate swaps	745	745	-	745	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	746	746	-	746	-
Assets held in separate accounts	7,503	7,503	7,503	-	-

Total assets	$8,402	$8,402	$7,622	$746	$34

Liabilities:
Derivatives:
Interest rate swaps	$456	$456	$-	$456	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	456	456	-	456	-
Liabilities held in separate accounts	7,503	7,503	7,503	-	-

Total liabilities	$7,959	$7,959	$7,503	$456	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$5,079	$5,214	$-	$4,958	$256
Preferred stocks	7	9	-	-	9
Mortgage loans on real estate	761	829	-	-	829
Cash, cash equivalents and short term investments	11	11	11	-	-
Policy loans	113	113	-	113	-
Derivatives in effective hedge accounting and RSAT relationships	6	25	-	25	-

Total assets	$5,977	$6,201	$11	$5,096	$1,094

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	78	77	-	-	77
Policyholders’ and beneficiaries funds	127	155	-	155	-
Derivatives in effective hedge accounting and RSAT relationships	-	1	-	1	-

Total liabilities	$205	$233	$-	$156	$77

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$4,927	$4,921	$-	$4,612	$309
Preferred stocks	7	7	-	-	7
Mortgage loans on real estate	789	851	-	-	851
Cash, cash equivalents and short term investments	10	10	10	-	-
Policy loans	104	104	-	104	-
Derivatives in effective hedge accounting and RSAT relationships	6	42	-	42	-

Total assets	$5,843	$5,935	$10	$4,758	$1,167

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	82	81	-	-	81
Policyholders’ and beneficiaries funds	126	151	-	151	-
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-

Total liabilities	$208	$232	$-	$151	$81

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2017 and 2016, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2017 and 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2017, 2016 and 2015, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2017	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2017

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	34	-	-	-	-	-	(2)	-	-	-	32

Total common stocks	34	-	-	-	-	-	(2)	-	-	-	32

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$34	$-	$-	$-	$-	$-	$(2)	$-	$-	$-	$32

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2016	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2016

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	8	-	1	-	25	-	-	-	-	-	34

Total common stocks	8	-	1	-	25	-	-	-	-	-	34

Net derivatives	-	-	-	-	-	-	-	-	-	-	-

Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$8	$-	$1	$-	$25	$-	$-	$-	$-	$-	$34

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2015	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2015

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	4	-	4	-	-	-	-	-	-	-	8

Total common stocks	4	-	4	-	-	-	-	-	-	-	8

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$4	$-	$4	$-	$-	$-	$-	$-	$-	$-	$8

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums earned
Direct	$1,091	$1,085	$1,021
Assumed	206	219	1,079
Ceded	(224)	226	(349)

Net	$1,073	$1,530	$1,751

Benefits to policyholders ceded	$(403)	$(482)	$(544)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2017, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2017, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2017, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $702 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $2,295 million of invested assets and $1,344 million in net policy liabilities. In addition, the Company recognized $952 million of FWH assets. The transactions resulted in a pre-tax loss of $134 million, including a ceding commission paid of $66 million, and an increase in surplus of $70 million, net of tax, which was deferred and amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

	Year ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(69)	$(84)	$(2,189)
Premiums assumed	27	34	875
Benefits ceded	(157)	(185)	(85)
Benefits assumed	63	74	34

Other amounts payable on reinsurance	(3)	(4)	332
Funds held by or deposited with reinsured companies	888	920	930

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to JHUSA from the Company was recaptured. This recapture was necessary to complete the NYL Agreements, because the policies under this agreement are the same policies at risk under the NYL Agreements. The recapture resulted in a decrease in FWH liability of $1,919 million and an increase in net policy assets and liabilities of $1,918 million, as well as a pre-tax loss of $149 million and a decrease in surplus, net of tax, of $96 million.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums assumed, net	$177	$183	$2,231
Benefits assumed, net	424	427	436

Other reinsurance receivable	4	9	1
Other amounts payable on reinsurance	46	41	60
Funds withheld from unauthorized reinsurers	-	-	-
Treaty settlement received (paid)	(227)	(246)	(527)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

structured reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from JHUSA to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from JHUSA to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”):

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$-	$422	$-
Benefits ceded	(5)	(21)	(42)

Other amounts payable on reinsurance	-	-	3
Funds withheld from unauthorized reinsurers	4	9	15
Treaty Settlement received (paid)	-	56	(1)

The Company reinsures a portion of the risk related to certain annuity policies with JHRECO. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On July 1, 2016, the Company recaptured the annuity policies reinsured with JHRECO. The recapture resulted in pre-tax income of $59 million, of which $422 million was ceded premium, and an increase in surplus, net of tax, of $38 million.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(4)	$-	$-
Benefits ceded	(11)	(12)	(8)

Other reinsurance receivable	-	-	1
Other amounts payable on reinsurance	1	-	-
Funds withheld from unauthorized reinsurers	350	325	316
Treaty Settlement received (paid)	(3)	60	2

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

On October 1, 2016, the Company recaptured a block of no-lapse guarantee riders on universal life contracts ceded to an affiliate, Manulife Reinsurance Limited (“MRL”), resulting in a pre-tax loss of approximately $14 million and a decrease in surplus, net of tax, of $9 million.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2017
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
(a) Gross deferred tax assets	$256	$2	$258
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	256	2	258
(d) Deferred tax assets nonadmitted	57	-	57

(e) Subtotal net admitted deferred tax asset (c - d)	199	2	201
(f) Deferred tax liabilities	98	25	123

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$101	$(23)	$78

	December 31, 2016
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
(a) Gross deferred tax assets	$391	$2	$393
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	391	2	393
(d) Deferred tax assets nonadmitted	160	-	160

(e) Subtotal net admitted deferred tax asset (c - d)	231	2	233
(f) Deferred tax liabilities	109	36	145

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$122	$(34)	$88

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
(a) Gross deferred tax assets	$(135)	$-	$(135)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	(135)	-	(135)
(d) Deferred tax assets nonadmitted	(103)	-	(103)

(e) Subtotal net admitted deferred tax asset (c - d)	(32)	-	(32)
(f) Deferred tax liabilities	(11)	(11)	(22)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(21)	$11	$(10)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

			December 31, 2017
			(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

			(in millions)
2.	Admission calculation components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks.		$-	$-	$-
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)			78	-	78
	1.	Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	78	-	78
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	211	-	211
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.		121	2	123

(d)	Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))		$199	$2	$201

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

			December 31, 2016
			(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

			(in millions)
2.	Admission calculation components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks.		$88	$-	$88
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)			-	-	-
	1.	Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	-	-	-
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	197	-	197
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.		143	2	145

(d)	Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))		$231	$2	$233

			Change
			(7)	(8)	(9)
			(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
			Ordinary	Capital	Total

			(in millions)
2.	Admission calculation components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks.		$(88)	$-	$ (8	8)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)			78	-	78
	1.	Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	78	-	78
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	14	-	14
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.		(22)	-	(22)

(d)	Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))		$(32)	$-	$ (32)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

		2017	2016

		(in millions)
(a)	Ratio percentage used to determine recovery period and threshold limitation amount	1170%	1324%
(b)	Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,404	$1,316

Impact of tax planning strategies is as follows:

			December 31, 2017
			(1)	(2)
			Ordinary	Capital

			(in millions)
(a)	Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
	1.	Adjusted Gross DTAs Amount From Note 9A1(c)	$256	$2
	2.	Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
	3.	Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$199	$2
	4.	Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

			December 31, 2016
			(3)	(4)
			Ordinary	Capital

			(in millions)
(a)	Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
	1.	Adjusted Gross DTAs Amount From Note 9A1(c)	$391	$2
	2.	Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
	3.	Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$231	$2
	4.	Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

			Change
			(5)	(6)
			(Col 1 - 3)	(Col 2 - 4)
			Ordinary	Capital

			(in millions)
(a)	Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
	1.	Adjusted Gross DTAs Amount From Note 9A1(c)	$(135)	$-
	2.	Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
	3.	Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(32)	$-
	4.	Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1) 2017	(2) 2016	(3) (Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$25	$85	$(60)
(b) Foreign	-	-	-

(c) Subtotal	25	85	(60)
(d) Federal income tax on net capital gains	20	126	(106)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$45	$211	$(166)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1) 2017	(2) 2016	(3) (Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	235	356	(121)
(4) Investments	1	3	(2)
(5) Deferred acquisition costs	11	11	-
(6) Policyholder dividends accrual	3	5	(2)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	-	1	(1)
(12) Tax credit carry-forward	2	11	(9)
(13) Other (including items <5% of total ordinary tax assets)	4	4	-

(99) Subtotal	$256	$391	$(135)
(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	57	160	(103)

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$199	$231	$(32)
(e) Capital:
(1) Investments	$2	$2	$-
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$2	$2	$-
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$2	$2	$-
(i) Admitted deferred tax assets (2(d)+2(h))	$201	$233	$(32)
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$76	$72	$4
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	1	7	(6)
(4) Policyholder reserves	15	-	15
(5) Other (including items <5% of total ordinary tax liabilities)	6	30	(24)

(99) Subtotal	$98	$109	$(11)
(b) Capital:
(1) Investments	$25	$36	$(11)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$25	$36	$(11)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$123	$145	$(22)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$78	$88	$(10)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2017	2016	Change

	(in millions)
Total deferred tax assets	$258	$393	$(135)
Total deferred tax liabilities	123	145	(22)

Net deferred tax assets (liabilities)	$135	$248	$(113)

Tax effect of unrealized gains and losses			25
Tax effect of unrealized foreign exchange gains (losses)			-
Other			7

Change in net deferred income taxes			$(145)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Ordinary provisions computed at statutory rate	$58	$79	$(28)
Net realized capital gains (losses) before IMR at statutory rate	(7)	107	21
Change in nonadmitted assets	-	-	-
Reinsurance	(6)	(7)	18
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	-	-
Amortization of IMR	(6)	(6)	(19)
Tax recorded in surplus	-	1	2
Dividend received deduction	(6)	(8)	(7)
Investment in subsidiaries	-	-	1
Prior year adjustment	4	(6)	(1)
Tax credits	(1)	(1)	(1)
Change in tax reserve	1	10	1
Pension	-	-	-
Tax rate change	152
Other	1	-	-

Total	$190	$169	$(13)

Federal and foreign income taxes incurred	$25	$85	$(74)
Capital gains tax	20	126	23
Change in net deferred income taxes	145	(42)	38

Total statutory income tax expense (benefit)	$190	$169	$(13)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2017, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Alternative minimum tax credit	2003		$-
	2004		1
	2005		1

			$2

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision is repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $17 million, $128 million and $0 million for 2017, 2016 and 2015, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Company of Vermont
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company (USA)
Hancock Forest Management Inc.	John Hancock Natural Resource Corp.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Financial Corporation	Signator Investors Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation
John Hancock Insurance Agency Inc.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are ($56) million and ($192) million at December 31, 2017 and 2016, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

In August 2017, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2017	2016

	(in millions)
Balance at beginning of year	$17	$9
Additions based on tax positions related to the current year	1	1
Payments	-	(2)
Additions for tax positions of prior years	(4)	13
Reductions for tax positions of prior years	(3)	(4)

Balance at end of year	$11	$17

Included in the balances as of December 31, 2017 and 2016, are $15 million and $17 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2017 and 2016 are $4 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $0 million of interest benefit in each of the years ended December 31, 2017, 2016, and 2015, respectively. The Company had approximately $6 million and $1 million accrued for interest as of December 31, 2017 and 2016, respectively. The Company did not recognize any material penalties for the years ended December 31, 2017, 2016 and 2015.

With the enactment of the Tax Cuts and Jobs Act (the “Act”) on December 22, 2017, the Company has applied existing guidance to the best available information in the recording of its tax provisions reflected in the 2017 financial statements. In 2018, the Company will adjust its provisional amounts as further regulatory and IRS guidance emerges. Deferred Tax Assets and Deferred Tax Liabilities for Actuarial Liabilities both include a provisional amount of $31 million until policy level tax reserve computations are finalized. The revaluation of deferred tax assets and liabilities from 35% to 21% resulted in the following impacts: Change in Net Unrealized Capital Gains (Losses) less Capital Gains Tax, $64 million; Change in Net Deferred Income Tax, ($152) million, and Change in nonadmitted, $37 million.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid no shareholder dividends to its parent, JHUSA, in 2017, 2016 and 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus - (continued)

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2017 and 2016, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $65 million, $62 million, and $68 million at December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017 and 2016, the Company had amounts payable of $15 million and $12 million, respectively.

The Company has an Administrative Service Agreement with JHIMS and John Hancock Advisors (“JHA”) pursuant to which the Company will provide certain administrative and related functional support services as required by JHIMS and JHA in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHIMA and JHA. For such services, JHIMS and JHA will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $16 million and $16 million for the years ended December 31, 2017 and 2016, respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2017, 2016 and 2015, the Company was billed by JHD for underwriting commissions of $64 million, $61 million, and $69 million, respectively. The Company had amounts payable for services provided of $3 million and $3 million at December 31, 2017 and 2016, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2017 and 2016.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2017 and 2016, the Company had a receivable from JHUSA in the amount of $170 million and $263 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHIMS relating to distributions of $1 million and $1 million, which were included in investment income due and accrued at December 31, 2017 and 2016, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company also enters into reinsurance transactions with its affiliates. Please refer to the Reinsurance Note for further details.

During 2016, the Company received dividends of $3 million from JHCREH prior to the entity being dissolved. These dividends are included in the Company’s net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $27 million, to purchase other invested assets of $493 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2017. Approximately 29% of these commitments expire in 2018.

Contingencies: As of December 31, 2017, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$82	$-	$-	$82	1%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	7,903	7,903	73%

Total with adjustment or at fair value	85	-	7,903	7,988	74%
At book value without adjustment (minimal or no charge or adjustment)	1,425	-	-	1,425	13%
Not subject to discretionary withdrawal	1,392	-	2	1,394	13%

Total (gross)	2,902	-	7,905	10,807	100%

Reinsurance ceded	1,090	-	-	1,090

Total (net)	$1,812	$-	$7,905	$9,717

	December 31, 2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$97	$-	$-	$97	1%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	7,255	7,255	70%

Total with adjustment or at fair value	100	-	7,255	7,355	71%
At book value without adjustment (minimal or no charge or adjustment)	1,532	-	-	1,532	15%
Not subject to discretionary withdrawal	1,410	-	2	1,412	14%

Total (gross)	3,042	-	7,257	10,299	100%

Reinsurance ceded	1,176	-	-	1,176

Total (net)	$1,866	$-	$7,257	$9,123

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with guaranteed minimum income benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2017 and 2016. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction

	December 31,
(in millions)	2017	2016

Group Annuity Contracts (401K)	$4,930	$4,296
Variable and Fixed Annuities	2,982	2,972
Life Insurance	283	235

Total	$8,195	$7,503

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2017	$16	$3
2016	$17	$4
2015	$18	$2
2014	$19	$5
2013	$20	$5

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2017	2016

	(in millions, except for ages)
Account value	$3,037	$3,021
Amount of reserve held	128	185
Net amount at risk - gross	238	402
Weighted average attained age	69	68

The following assumptions and methodology were used to determine the amounts above at December 31, 2017 and 2016:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2017 and 2016, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2017 and 2016, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2017	2016

	(in millions)
Type of Fund
Equity	$1,822	$1,585
Balanced	918	1,239
Bonds	408	355
Money Market	21	23

Total	$3,169	$3,202

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,
	2017	2016

	(in millions)
Premiums, deposits and other considerations	$785	$806

Reserves for accounts with assets at:
Fair value	8,170	7,472
Amortized cost	-	-

Total	$8,170	$7,472

	December 31,
	2017	2016

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	108	99
At fair value	7,993	7,318
At book value without fair value adjustments and with current surrender charge of less than 5%	66	53

Subtotal	8,167	7,470
Not subject to discretionary withdrawal	3	2

Total	$8,170	$7,472

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2017	2016	2015

	(in millions)
Transfers to separate accounts	$947	$1,022	$934
Transfers from separate accounts	1,308	1,369	1,403

Net transfers to (from) separate accounts	$(361)	$(347)	$(469)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2017, 2016 and 2015.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2017, 2016 and 2015.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2017, 2016 and 2015.

16. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2017 financial statements through April 4, 2018, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York Separate Account A

December 31, 2017

John Hancock Life Insurance Company of New York Separate Account A

Audited Financial Statements

December 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

John Hancock Life Insurance Company of New York and Contract Owners of John Hancock Life Insurance Company New York Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company New York Separate Account A (the “Separate Account”) comprised of the following sub-accounts as listed below as of December 31, 2017, and the related statements of operations and changes in contract owners’ equity for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts constituting John Hancock Life Insurance Company New York Separate Account A at December 31, 2017, the results of their operations and changes in contract owners’ equity for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account A	Statement of operations and changes in contract owners’ equity

500 Index Fund Series I	Lifestyle Aggressive Portfolio Series II	For each of the two years in the period ended December 31, 2017
500 Index Fund Series II	Lifestyle Balanced Portfolio Series I
500 Index Fund Series NAV	Lifestyle Balanced Portfolio Series II
Active Bond Trust Series I	Lifestyle Conservative Portfolio Series I
Active Bond Trust Series II	Lifestyle Conservative Portfolio Series II
American Asset Allocation Trust Series I	Lifestyle Growth Portfolio Series I
American Asset Allocation Trust Series II	Lifestyle Growth Portfolio Series II
American Global Growth Trust Series II	Lifestyle Growth Portfolio Series NAV
American Global Growth Trust Series III	Lifestyle Moderate Portfolio Series I
American Growth Trust Series II	Lifestyle Moderate Portfolio Series II
American Growth Trust Series III	Managed Volatility Aggressive Portfolio Series I
American Growth-Income Trust Series I	Managed Volatility Aggressive Portfolio Series II
American Growth-Income Trust Series II	Managed Volatility Balanced Portfolio Series I
American Growth-Income Trust Series III	Managed Volatility Balanced Portfolio Series II
American International Trust Series II	Managed Volatility Conservative Portfolio Series I
American International Trust Series III	Managed Volatility Conservative Portfolio Series II
Blue Chip Growth Trust Series I	Managed Volatility Growth Portfolio Series I

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Blue Chip Growth Trust Series II	Managed Volatility Growth Portfolio Series II
Bond Trust Series I	Managed Volatility Moderate Portfolio Series I
Bond Trust Series II	Managed Volatility Moderate Portfolio Series II
Capital Appreciation Trust Series I	Mid Cap Index Trust Series I
Capital Appreciation Trust Series II	Mid Cap Index Trust Series II
Capital Appreciation Value Trust Series II	Mid Cap Stock Trust Series I
Core Bond Trust Series I	Mid Cap Stock Trust Series II
Core Bond Trust Series II	Mid Value Trust Series I
DWS Equity 500 Index	Mid Value Trust Series II
Equity Income Trust Series I	Money Market Trust Series I
Equity Income Trust Series II	Money Market Trust Series II
Financial Industries Trust Series I	Mutual Shares Trust Series I
Financial Industries Trust Series II	PIMCO All Asset
Fundamental All Cap Core Trust Series II	Real Estate Securities Trust Series I
Fundamental Large Cap Value Trust Series I	Real Estate Securities Trust Series II
Fundamental Large Cap Value Trust Series II	Science & Technology Trust Series I
Global Bond Trust Series I	Science & Technology Trust Series II
Global Bond Trust Series II	Short Term Government Income Trust Series I
Global Trust Series I	Short Term Government Income Trust Series II
Global Trust Series II	Small Cap Growth Trust Series II
Health Science Trust Series I	Small Cap Index Trust Series I
Health Science Trust Series II	Small Cap Index Trust Series II
High Yield Trust Series I	Small Cap Opportunities Trust Series I
High Yield Trust Series II	Small Cap Opportunities Trust Series II
International Equity Index Series I	Small Cap Value Trust Series II
International Equity Index Series II	Small Company Value Trust Series I
International Equity Index Series NAV	Small Company Value Trust Series II
International Growth Stock Trust Series II	Strategic Income Opportunities Trust Series I
International Small Company Trust Series I	Strategic Income Opportunities Trust Series II
International Small Company Trust Series II	Total Bond Market Trust Series NAV
International Value Trust Series I	Total Bond Market Trust Series II
International Value Trust Series II	Total Stock Market Index Trust Series I
Investment Quality Bond Trust Series I	Total Stock Market Index Trust Series II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Investment Quality Bond Trust Series II	Ultra Short Term Bond Trust Series II
Lifestyle Aggressive Portfolio Series I	Utilities Trust Series I
Utilities Trust Series II
Emerging Markets Value Trust Series II		For the period from October 27, 2017 (commencement of operations) through December 31, 2016 and for the year ended December 31, 2017
Money-Market Trust Series NAV		For the period from April 29, 2016 (commencement of operations) through December 31, 2016 and for the year ended December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the sub-accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the fund companies, or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

April 4, 2018

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	500 Index Fund Series I (a)	500 Index Fund Series II (b)	500 Index Fund Series NAV (c)	Active Bond Trust Series I	Active Bond Trust Series II	American Asset Allocation Trust Series I
Total Assets
Investments at fair value	$13,369,495	$13,772,047	$6,604,858	$1,569,670	$22,929,434	$6,179,953

Net Assets
Contracts in accumulation	$13,258,747	$13,699,246	$6,604,858	$1,555,398	$22,929,434	$6,167,713
Contracts in payout (annuitization)	110,748	72,801	—	14,272	—	12,240

Total net assets	$13,369,495	$13,772,047	$6,604,858	$1,569,670	$22,929,434	$6,179,953

Units outstanding	549,623	576,168	281,673	78,743	1,205,334	304,448
Unit value	$24.32	$23.90	$23.45	$19.93	$19.02	$20.30

Shares	415,202	427,438	205,184	164,020	2,390,973	432,467
Cost	$10,717,383	$9,997,514	$3,725,458	$1,604,301	$23,527,445	$5,243,193

(a)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series I.
(b)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series II.
(c)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	American Asset Allocation Trust Series II	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II	American Growth Trust Series III	American Growth- Income Trust Series I
Total Assets
Investments at fair value	$80,568,521	$11,324,513	$8,175	$92,070,657	$381,837	$6,958,605

Net Assets
Contracts in accumulation	$80,451,831	$11,147,199	$8,175	$91,986,744	$381,837	$6,942,505
Contracts in payout (annuitization)	116,690	177,314	—	83,913	—	16,100

Total net assets	$80,568,521	$11,324,513	$8,175	$92,070,657	$381,837	$6,958,605

Units outstanding	4,101,329	510,338	317	2,474,764	14,162	194,694
Unit value	$19.64	$22.19	$25.79	$37.20	$26.96	$35.74

Shares	5,634,162	705,138	509	4,589,764	19,035	393,364
Cost	$63,419,755	$9,897,492	$7,132	$77,185,746	$346,694	$6,758,011

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II	American International Trust Series III	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II
Total Assets
Investments at fair value	$86,581,589	$602,464	$47,578,978	$341,413	$21,946,886	$17,067,070

Net Assets
Contracts in accumulation	$86,568,587	$602,464	$47,564,517	$341,413	$21,758,899	$17,052,192
Contracts in payout (annuitization)	13,002	—	14,461	—	187,987	14,878

Total net assets	$86,581,589	$602,464	$47,578,978	$341,413	$21,946,886	$17,067,070

Units outstanding	2,655,029	22,885	1,554,540	19,178	402,797	451,099
Unit value	$32.61	$26.33	$30.61	$17.80	$54.49	$37.83

Shares	4,911,037	34,134	2,170,574	15,618	628,490	500,501
Cost	$80,817,437	$601,952	$34,709,770	$253,974	$15,844,836	$14,622,358

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I
Total Assets
Investments at fair value	$789,610	$62,754,160	$10,945,900	$8,252,733	$24,423,953	$6,753,510

Net Assets
Contracts in accumulation	$789,610	$62,706,627	$10,930,232	$8,249,486	$24,423,953	$6,742,372
Contracts in payout (annuitization)	—	47,533	15,668	3,247	—	11,138

Total net assets	$789,610	$62,754,160	$10,945,900	$8,252,733	$24,423,953	$6,753,510

Units outstanding	56,158	4,728,473	467,008	237,706	1,060,006	388,224
Unit value	$14.06	$13.27	$23.44	$34.72	$23.04	$17.40

Shares	58,838	4,669,208	747,160	582,820	2,045,557	516,323
Cost	$806,771	$63,949,686	$9,263,287	$7,492,224	$23,578,482	$6,950,500

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Core Bond Trust Series II	DWS Equity 500 Index	Emerging Markets Value Trust Series II	Equity Income Trust Series I	Equity Income Trust Series II	Financial Industries Trust Series I
Total Assets
Investments at fair value	$12,697,951	$3,018,021	$5,410,778	$24,033,658	$21,571,542	$628,192

Net Assets
Contracts in accumulation	$12,691,168	$3,018,021	$5,408,016	$23,998,232	$21,556,622	$628,192
Contracts in payout (annuitization)	6,783	—	2,762	35,426	14,920	—

Total net assets	$12,697,951	$3,018,021	$5,410,778	$24,033,658	$21,571,542	$628,192

Units outstanding	767,396	72,777	417,080	431,543	763,990	25,572
Unit value	$16.55	$41.47	$12.97	$55.69	$28.24	$24.57

Shares	971,534	136,069	509,010	1,373,352	1,238,320	41,907
Cost	$13,032,808	$2,040,908	$5,243,642	$21,422,714	$20,148,901	$532,085

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Bond Trust Series I	Global Bond Trust Series II
Total Assets
Investments at fair value	$3,372,868	$5,581,281	$23,259,326	$26,315,886	$1,539,691	$8,260,468

Net Assets
Contracts in accumulation	$3,372,868	$5,581,281	$23,117,958	$26,288,008	$1,539,691	$8,259,710
Contracts in payout (annuitization)	—	—	141,368	27,878	—	758

Total net assets	$3,372,868	$5,581,281	$23,259,326	$26,315,886	$1,539,691	$8,260,468

Units outstanding	131,582	137,729	792,739	974,975	42,559	410,719
Unit value	$25.63	$40.52	$29.34	$26.99	$36.18	$20.11

Shares	226,671	216,581	1,088,920	1,223,426	119,079	646,865
Cost	$2,816,420	$3,262,657	$19,145,611	$21,339,045	$1,527,902	$8,115,808

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II
Total Assets
Investments at fair value	$7,175,637	$6,511,209	$3,628,673	$11,430,146	$1,662,741	$6,102,441

Net Assets
Contracts in accumulation	$7,170,121	$6,511,209	$3,628,673	$11,421,785	$1,659,370	$6,040,496
Contracts in payout (annuitization)	5,516	—	—	8,361	3,371	61,945

Total net assets	$7,175,637	$6,511,209	$3,628,673	$11,430,146	$1,662,741	$6,102,441

Units outstanding	173,266	280,974	53,306	165,416	73,262	251,195
Unit value	$41.41	$23.17	$68.07	$69.10	$22.70	$24.29

Shares	327,505	298,542	144,973	491,408	312,545	1,123,838
Cost	$5,504,291	$5,695,274	$3,705,143	$12,937,985	$1,800,508	$6,416,455

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	International Equity Index Series I (d)	International Equity Index Series II (e)	International Equity Index Series NAV (f)	International Growth Stock Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II
Total Assets
Investments at fair value	$793,530	$3,140,572	$1,243,521	$2,258,992	$1,727,143	$3,662,573

Net Assets
Contracts in accumulation	$793,443	$3,140,572	$1,243,521	$2,258,992	$1,727,002	$3,660,415
Contracts in payout (annuitization)	87	—	—	—	141	2,158

Total net assets	$793,530	$3,140,572	$1,243,521	$2,258,992	$1,727,143	$3,662,573

Units outstanding	47,202	190,006	92,955	135,291	75,804	165,406
Unit value	$16.81	$16.53	$13.38	$16.70	$22.78	$22.14

Shares	43,033	170,129	67,436	121,713	108,557	230,495
Cost	$684,621	$2,605,145	$1,016,733	$1,933,663	$1,272,326	$2,534,344

(d)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.
(e)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series II.
(f)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive Portfolio Series I (g)	Lifestyle Aggressive Portfolio Series II (h)
Total Assets
Investments at fair value	$5,171,791	$7,928,186	$2,868,454	$14,907,015	$1,348,143	$14,181,602

Net Assets
Contracts in accumulation	$5,156,841	$7,911,046	$2,861,313	$14,907,015	$1,348,143	$14,181,602
Contracts in payout (annuitization)	14,950	17,140	7,141	—	—	—

Total net assets	$5,171,791	$7,928,186	$2,868,454	$14,907,015	$1,348,143	$14,181,602

Units outstanding	234,196	329,320	99,178	790,773	80,838	856,462
Unit value	$22.08	$24.07	$28.92	$18.85	$16.68	$16.56

Shares	361,159	554,419	257,261	1,336,952	89,045	936,698
Cost	$4,155,144	$6,598,863	$2,983,113	$15,533,480	$1,137,798	$11,971,318

(g)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series I.
(h)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Lifestyle Balanced Portfolio Series I (i)	Lifestyle Balanced Portfolio Series II (j)	Lifestyle Conservative Portfolio Series I (k)	Lifestyle Conservative Portfolio Series II (l)	Lifestyle Growth Portfolio Series I (m)	Lifestyle Growth Portfolio Series II (n)
Total Assets
Investments at fair value	$9,558,922	$366,764,240	$3,366,561	$69,705,966	$9,843,795	$763,008,233

Net Assets
Contracts in accumulation	$9,557,895	$366,585,404	$3,291,764	$69,690,289	$9,843,795	$762,819,223
Contracts in payout (annuitization)	1,027	178,836	74,797	15,677	—	189,010

Total net assets	$9,558,922	$366,764,240	$3,366,561	$69,705,966	$9,843,795	$763,008,233

Units outstanding	632,021	23,592,737	236,673	4,914,979	620,279	46,204,063
Unit value	$15.12	$15.55	$14.22	$14.18	$15.87	$16.51

Shares	638,112	24,434,660	251,424	5,198,059	599,866	46,439,941
Cost	$9,002,888	$345,394,762	$3,360,953	$69,487,107	$8,851,740	$702,302,750

(i)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series I.
(j)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series II.
(k)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series I.
(l)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series II.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Lifestyle Growth Portfolio Series NAV (o)	Lifestyle Moderate Portfolio Series I (p)	Lifestyle Moderate Portfolio Series II (q)	Managed Volatility Aggressive Portfolio Series I (r)	Managed Volatility Aggressive Portfolio Series II (s)	Managed Volatility Balanced Portfolio Series I (t)
Total Assets
Investments at fair value	$248,267	$2,998,452	$121,951,183	$572,507	$5,635,913	$8,080,684

Net Assets
Contracts in accumulation	$248,267	$2,997,461	$121,943,430	$572,507	$5,635,913	$8,068,902
Contracts in payout (annuitization)	—	991	7,753	—	—	11,782

Total net assets	$248,267	$2,998,452	$121,951,183	$572,507	$5,635,913	$8,080,684

Units outstanding	19,417	204,193	8,071,177	22,898	219,769	317,522
Unit value	$12.79	$14.68	$15.11	$25.00	$25.64	$25.45

Shares	15,138	207,649	8,427,863	48,110	475,203	623,510
Cost	$246,712	$2,902,019	$117,840,066	$416,219	$4,468,307	$7,816,405

(o)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series I.
(q)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series II.
(r)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series II.
(t)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Managed Volatility Balanced Portfolio Series II (u)	Managed Volatility Conservative Portfolio Series I (v)	Managed Volatility Conservative Portfolio Series II (w)	Managed Volatility Growth Portfolio Series I (x)	Managed Volatility Growth Portfolio Series II (y)	Managed Volatility Moderate Portfolio Series I (z)
Total Assets
Investments at fair value	$241,590,102	$1,870,079	$54,208,304	$4,518,747	$270,530,747	$3,901,389

Net Assets
Contracts in accumulation	$241,453,229	$1,861,493	$54,170,189	$4,518,747	$270,408,543	$3,901,389
Contracts in payout (annuitization)	136,873	8,586	38,115	—	122,204	—

Total net assets	$241,590,102	$1,870,079	$54,208,304	$4,518,747	$270,530,747	$3,901,389

Units outstanding	11,513,102	67,411	2,898,349	179,736	12,506,589	138,346
Unit value	$20.98	$27.74	$18.70	$25.14	$21.63	$28.20

Shares	18,756,995	162,899	4,755,114	310,567	18,657,293	316,414
Cost	$231,522,614	$1,969,477	$58,122,335	$3,888,133	$237,509,298	$3,983,331

(u)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series II.
(v)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.
(w)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series II.
(x)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.
(y)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series II.
(z)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Managed Volatility Moderate Portfolio Series II (aa)	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I
Total Assets
Investments at fair value	$91,351,219	$5,262,769	$11,428,001	$6,548,502	$11,993,094	$3,176,298

Net Assets
Contracts in accumulation	$91,351,219	$5,262,060	$11,428,001	$6,548,462	$11,970,319	$3,156,038
Contracts in payout (annuitization)	—	709	—	40	22,775	20,260

Total net assets	$91,351,219	$5,262,769	$11,428,001	$6,548,502	$11,993,094	$3,176,298

Units outstanding	4,550,514	120,152	300,493	192,962	294,205	93,196
Unit value	$20.07	$43.80	$38.03	$33.94	$40.76	$34.08

Shares	7,457,242	228,816	499,257	367,480	710,913	273,819
Cost	$94,496,076	$5,015,389	$10,257,437	$5,732,597	$10,988,747	$3,085,998

(aa)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II	Money-Market Trust Series NAV	Mutual Shares Trust Series I	PIMCO All Asset
Total Assets
Investments at fair value	$8,621,136	$2,182,179	$12,795,977	$1,023,475	$640,499	$1,458,620

Net Assets
Contracts in accumulation	$8,621,136	$2,174,258	$12,795,977	$1,023,475	$640,499	$1,433,292
Contracts in payout (annuitization)	—	7,921	—	—	—	25,328

Total net assets	$8,621,136	$2,182,179	$12,795,977	$1,023,475	$640,499	$1,458,620

Units outstanding	258,973	148,423	1,127,655	83,466	31,398	68,947
Unit value	$33.29	$14.70	$11.35	$12.26	$20.40	$21.16
Shares	742,561	2,182,179	12,795,977	1,023,475	96,027	132,121
Cost	$8,628,488	$2,182,179	$12,795,977	$1,023,475	$819,837	$1,451,842

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II
Total Assets
Investments at fair value	$2,075,562	$6,454,845	$6,882,826	$8,590,921	$2,615,587	$4,108,415

Net Assets
Contracts in accumulation	$2,074,849	$6,439,246	$6,882,494	$8,581,716	$2,614,643	$4,108,415
Contracts in payout (annuitization)	713	15,599	332	9,205	944	—

Total net assets	$2,075,562	$6,454,845	$6,882,826	$8,590,921	$2,615,587	$4,108,415

Units outstanding	38,283	158,813	204,636	206,492	217,528	349,157
Unit value	$54.22	$40.64	$33.63	$41.60	$12.02	$11.77

Shares	105,305	326,993	229,657	298,399	217,603	341,514
Cost	$1,513,854	$5,191,191	$4,676,261	$6,946,608	$2,719,762	$4,208,425

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series II
Total Assets
Investments at fair value	$2,918,502	$228,110	$6,203,467	$2,948,913	$6,718,400	$3,021,743

Net Assets
Contracts in accumulation	$2,900,733	$228,110	$6,196,591	$2,948,913	$6,718,400	$3,021,743
Contracts in payout (annuitization)	17,769	—	6,876	—	—	—

Total net assets	$2,918,502	$228,110	$6,203,467	$2,948,913	$6,718,400	$3,021,743

Units outstanding	94,984	6,886	183,894	73,895	175,393	93,184
Unit value	$30.73	$33.13	$33.73	$39.91	$38.30	$32.43

Shares	302,122	14,177	387,717	92,125	213,418	150,111
Cost	$3,061,748	$204,255	$5,328,448	$2,735,290	$5,746,233	$3,164,084

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Series Trust NAV (ab)	Total Bond Market Trust Series II (ac)
Total Assets
Investments at fair value	$3,016,344	$8,694,944	$3,283,978	$6,403,398	$956,096	$2,966,971

Net Assets
Contracts in accumulation	$3,016,344	$8,694,944	$3,278,336	$6,334,080	$956,096	$2,966,971
Contracts in payout (annuitization)	—	—	5,642	69,318	—	—

Total net assets	$3,016,344	$8,694,944	$3,283,978	$6,403,398	$956,096	$2,966,971

Units outstanding	62,824	224,963	139,286	280,420	73,268	237,620
Unit value	$48.01	$38.65	$23.58	$22.84	$13.05	$12.49

Shares	144,599	425,597	239,357	465,363	94,569	292,889
Cost	$2,507,779	$7,598,504	$3,270,223	$6,289,093	$996,001	$3,022,449

(ab)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.
(ac)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series II	Utilities Trust Series I	Utilities Trust Series II
Total Assets
Investments at fair value	$3,608,526	$6,289,425	$18,057,495	$1,468,779	$3,050,395

Net Assets
Contracts in accumulation	$3,608,526	$6,289,425	$17,753,465	$1,468,779	$3,050,395
Contracts in payout (annuitization)	—	—	304,030	—	—

Total net assets	$3,608,526	$6,289,425	$18,057,495	$1,468,779	$3,050,395

Units outstanding	144,294	196,491	1,587,792	47,399	65,678
Unit value	$25.01	$32.01	$11.37	$30.99	$46.44

Shares	161,167	281,911	1,582,603	104,021	218,353
Cost	$3,262,797	$4,374,331	$18,329,443	$1,429,760	$2,995,929

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV
	2017 (a)	2016	2017 (b)	2016	2017 (c)	2016
Income:
Dividend distributions received	$215,909	$169,240	$193,725	$153,337	$111,292	$109,920
Expenses:
Mortality and expense risk and administrative charges	(186,390)	(66,751)	(185,218)	(143,554)	(93,483)	(87,057)

Net investment income (loss)	29,519	102,489	8,507	9,783	17,809	22,863

Realized gains (losses) on investments:
Capital gain distributions received	161,614	41,917	156,100	153,232	82,697	99,078
Net realized gain (loss)	333,895	126,585	193,555	298,724	463,494	156,010

Realized gains (losses)	495,509	168,502	349,655	451,956	546,191	255,088

Unrealized appreciation (depreciation) during the period	1,796,726	408,657	1,823,797	470,422	623,195	323,723

Net increase (decrease) in net assets from operations	2,321,754	679,648	2,181,959	932,161	1,187,195	601,674

Changes from principal transactions:
Purchase payments	15,578	13,062	42,067	189,111	8,665	21,713
Transfers between sub-accounts and the company	(131,821)	9,217,246	980,480	1,248,424	(11,767)	(108,720)
Withdrawals	(1,083,221)	(478,817)	(174,491)	(472,293)	(932,894)	(300,765)
Annual contract fee	(6,247)	(2,192)	(42,248)	(32,987)	(34,027)	(34,555)

Net increase (decrease) in net assets from principal transactions	(1,205,711)	8,749,299	805,808	932,255	(970,023)	(422,327)

Total increase (decrease) in net assets	1,116,043	9,428,947	2,987,767	1,864,416	217,172	179,347
Net assets at beginning of period	12,253,452	2,824,505	10,784,280	8,919,864	6,387,686	6,208,339

Net assets at end of period	$13,369,495	$12,253,452	$13,772,047	$10,784,280	$6,604,858	$6,387,686

	2017	2016	2017	2016	2017	2016
Units, beginning of period	602,609	154,799	538,230	487,936	325,273	347,995
Units issued	8,021	484,668	54,762	103,854	8,501	2,189
Units redeemed	(61,007)	(36,858)	(16,824)	(53,560)	(52,101)	(24,911)

Units, end of period	549,623	602,609	576,168	538,230	281,673	325,273

(a)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series I.
(b)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series II.
(c)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$54,269	$62,076	$729,206	$775,530	$72,004	$82,205
Expenses:
Mortality and expense risk and administrative charges	(24,522)	(26,784)	(357,467)	(372,899)	(95,395)	(94,464)

Net investment income (loss)	29,747	35,292	371,739	402,631	(23,391)	(12,259)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	432,396	849,654
Net realized gain (loss)	5,671	4,935	(66,624)	33,748	616,724	254,428

Realized gains (losses)	5,671	4,935	(66,624)	33,748	1,049,120	1,104,082

Unrealized appreciation (depreciation) during the period	17,777	11,362	350,545	193,306	(156,837)	(626,674)

Net increase (decrease) in net assets from operations	53,195	51,589	655,660	629,685	868,892	465,149

Changes from principal transactions:
Purchase payments	16,400	258	41,800	34,772	3,435	15,630
Transfers between sub-accounts and the company	(31,753)	(18,706)	2,445,337	214,436	(33,101)	215,592
Withdrawals	(119,602)	(371,922)	(2,278,256)	(2,899,033)	(1,280,543)	(484,034)
Annual contract fee	(837)	(1,054)	(67,918)	(78,726)	(2,952)	(3,210)

Net increase (decrease) in net assets from principal transactions	(135,792)	(391,424)	140,963	(2,728,551)	(1,313,161)	(256,022)

Total increase (decrease) in net assets	(82,597)	(339,835)	796,623	(2,098,866)	(444,269)	209,127
Net assets at beginning of period	1,652,267	1,992,102	22,132,811	24,231,677	6,624,222	6,415,095

Net assets at end of period	$1,569,670	$1,652,267	$22,929,434	$22,132,811	$6,179,953	$6,624,222

	2017	2016	2017	2016	2017	2016
Units, beginning of period	85,668	106,375	1,198,147	1,345,944	372,129	387,070
Units issued	1,763	1,126	151,251	74,129	9,423	23,186
Units redeemed	(8,688)	(21,833)	(144,064)	(221,926)	(77,104)	(38,127)

Units, end of period	78,743	85,668	1,205,334	1,198,147	304,448	372,129

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Global Growth Trust Series II		American Global Growth Trust Series III
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$869,086	$898,652	$19,478	$93,906	$47	$93
Expenses:
Mortality and expense risk and administrative charges	(1,191,733)	(1,200,576)	(172,995)	(176,251)	(65)	(58)

Net investment income (loss)	(322,647)	(301,924)	(153,517)	(82,345)	(18)	35

Realized gains (losses) on investments:
Capital gain distributions received	5,368,332	10,715,205	986,546	1,500,560	656	938
Net realized gain (loss)	6,209,739	4,128,579	1,004,953	857,867	218	57

Realized gains (losses)	11,578,071	14,843,784	1,991,499	2,358,427	874	995

Unrealized appreciation (depreciation) during the period	(370,333)	(8,651,938)	1,137,901	(2,478,173)	1,257	(1,010)

Net increase (decrease) in net assets from operations	10,885,091	5,889,922	2,975,883	(202,091)	2,113	20

Changes from principal transactions:
Purchase payments	86,351	76,347	18,950	22,236	—	—
Transfers between sub-accounts and the company	(1,345,020)	(980,016)	(617,061)	(394,004)	(1,158)	530
Withdrawals	(11,211,497)	(7,529,860)	(2,220,642)	(1,414,084)	(216)	(224)
Annual contract fee	(493,151)	(535,664)	(59,797)	(67,199)	(74)	(73)

Net increase (decrease) in net assets from principal transactions	(12,963,317)	(8,969,193)	(2,878,550)	(1,853,051)	(1,448)	233

Total increase (decrease) in net assets	(2,078,226)	(3,079,271)	97,333	(2,055,142)	665	253
Net assets at beginning of period	82,646,747	85,726,018	11,227,180	13,282,322	7,510	7,257

Net assets at end of period	$80,568,521	$82,646,747	$11,324,513	$11,227,180	$8,175	$7,510

	2017	2016	2017	2016	2017	2016
Units, beginning of period	4,806,773	5,321,337	653,213	762,685	379	366
Units issued	33,289	652,788	21,953	49,301	—	46
Units redeemed	(738,733)	(1,167,352)	(164,828)	(158,773)	(62)	(33)

Units, end of period	4,101,329	4,806,773	510,338	653,213	317	379

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trus Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$252,421	$280,558	$2,696	$3,490	$70,322	$102,908
Expenses:
Mortality and expense risk and administrative charges	(1,407,713)	(1,361,419)	(4,206)	(4,220)	(102,070)	(96,366)

Net investment income (loss)	(1,155,292)	(1,080,861)	(1,510)	(730)	(31,748)	6,542

Realized gains (losses) on investments:
Capital gain distributions received	13,650,139	26,690,330	65,645	134,478	1,107,625	1,586,567
Net realized gain (loss)	8,371,146	7,401,153	34,907	12,472	382,038	408,450

Realized gains (losses)	22,021,285	34,091,483	100,552	146,950	1,489,663	1,995,017

Unrealized appreciation (depreciation) during the period	64,059	(26,682,948)	3,713	(109,623)	(215,862)	(1,423,323)

Net increase (decrease) in net assets from operations	20,930,052	6,327,674	102,755	36,597	1,242,053	578,236

Changes from principal transactions:
Purchase payments	269,282	129,751	—	180	21,225	11,440
Transfers between sub-accounts and the company	(6,051,810)	(2,505,505)	(31,191)	(2,733)	(202,427)	21,821
Withdrawals	(9,742,535)	(8,539,040)	(130,438)	(26,798)	(659,269)	(541,722)
Annual contract fee	(331,442)	(347,339)	(3,261)	(3,960)	(2,995)	(3,233)

Net increase (decrease) in net assets from principal transactions	(15,856,505)	(11,262,133)	(164,890)	(33,311)	(843,466)	(511,694)

Total increase (decrease) in net assets	5,073,547	(4,934,459)	(62,135)	3,286	398,587	66,542
Net assets at beginning of period	86,997,110	91,931,569	443,972	440,686	6,560,018	6,493,476

Net assets at end of period	$92,070,657	$86,997,110	$381,837	$443,972	$6,958,605	$6,560,018

	2017	2016	2017	2016	2017	2016
Units, beginning of period	2,957,881	3,346,604	20,854	22,432	220,494	238,872
Units issued	12,499	169,209	730	499	3,263	11,086
Units redeemed	(495,616)	(557,932)	(7,422)	(2,077)	(29,063)	(29,464)

Units, end of period	2,474,764	2,957,881	14,162	20,854	194,694	220,494

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American International Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$828,398	$1,259,658	$8,331	$15,111	$336,744	$371,112
Expenses:
Mortality and expense risk and administrative charges	(1,327,923)	(1,299,114)	(6,667)	(7,209)	(725,243)	(697,448)

Net investment income (loss)	(499,525)	(39,456)	1,664	7,902	(388,499)	(326,336)

Realized gains (losses) on investments:
Capital gain distributions received	14,166,978	20,611,269	109,805	187,758	2,416,168	—
Net realized gain (loss)	5,345,086	5,748,360	28,197	7,696	3,495,677	2,324,856

Realized gains (losses)	19,512,064	26,359,629	138,002	195,454	5,911,845	2,324,856

Unrealized appreciation (depreciation) during the period	(3,381,678)	(18,875,485)	(7,487)	(127,239)	6,522,149	(1,287,209)

Net increase (decrease) in net assets from operations	15,630,861	7,444,688	132,179	76,117	12,045,495	711,311

Changes from principal transactions:
Purchase payments	356,965	169,978	—	180	91,197	94,426
Transfers between sub-accounts and the company	(2,620,514)	(2,954,488)	(128,609)	(13,147)	(3,635,774)	513,467
Withdrawals	(8,800,149)	(8,617,022)	(163,966)	(33,760)	(4,828,810)	(4,148,489)
Annual contract fee	(328,583)	(347,489)	(4,836)	(5,512)	(184,768)	(191,979)

Net increase (decrease) in net assets from principal transactions	(11,392,281)	(11,749,021)	(297,411)	(52,239)	(8,558,155)	(3,732,575)

Total increase (decrease) in net assets	4,238,580	(4,304,333)	(165,232)	23,878	3,487,340	(3,021,264)
Net assets at beginning of period	82,343,009	86,647,342	767,696	743,818	44,091,638	47,112,902

Net assets at end of period	$86,581,589	$82,343,009	$602,464	$767,696	$47,578,978	$44,091,638

	2017	2016	2017	2016	2017	2016
Units, beginning of period	3,031,937	3,496,835	35,319	37,792	1,887,659	2,044,576
Units issued	34,743	34,134	725	274	31,283	156,328
Units redeemed	(411,651)	(499,032)	(13,159)	(2,747)	(364,402)	(313,245)

Units, end of period	2,655,029	3,031,937	22,885	35,319	1,554,540	1,887,659

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series III		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$4,000	$4,898	$14,910	$2,188	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(3,626)	(3,586)	(298,950)	(270,933)	(251,048)	(234,861)

Net investment income (loss)	374	1,312	(284,040)	(268,745)	(251,048)	(234,861)

Realized gains (losses) on investments:
Capital gain distributions received	19,366	—	1,386,327	3,054,664	1,120,642	2,484,020
Net realized gain (loss)	29,875	4,179	1,746,792	1,157,860	668,281	935,689

Realized gains (losses)	49,241	4,179	3,133,119	4,212,524	1,788,923	3,419,709

Unrealized appreciation (depreciation) during the period	50,874	4,933	3,163,166	(4,138,128)	3,128,181	(3,394,897)

Net increase (decrease) in net assets from operations	100,489	10,424	6,012,245	(194,349)	4,666,056	(210,049)

Changes from principal transactions:
Purchase payments	—	120	8,928	39,239	72,034	42,088
Transfers between sub-accounts and the company	(39,745)	11,137	(467,253)	(207,728)	(74,526)	(112,794)
Withdrawals	(89,678)	(16,536)	(2,073,530)	(1,679,845)	(2,097,567)	(2,014,824)
Annual contract fee	(2,651)	(2,956)	(9,210)	(9,815)	(42,855)	(42,885)

Net increase (decrease) in net assets from principal transactions	(132,074)	(8,235)	(2,541,065)	(1,858,149)	(2,142,914)	(2,128,415)

Total increase (decrease) in net assets	(31,585)	2,189	3,471,180	(2,052,498)	2,523,142	(2,338,464)
Net assets at beginning of period	372,998	370,809	18,475,706	20,528,204	14,543,928	16,882,392

Net assets at end of period	$341,413	$372,998	$21,946,886	$18,475,706	$17,067,070	$14,543,928

	2017	2016	2017	2016	2017	2016
Units, beginning of period	27,380	27,882	451,123	496,247	517,022	593,360
Units issued	574	2,053	6,871	10,957	64,800	40,767
Units redeemed	(8,776)	(2,555)	(55,197)	(56,081)	(130,723)	(117,105)

Units, end of period	19,178	27,380	402,797	451,123	451,099	517,022

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series II		Capital Appreciation Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$22,324	$26,087	$1,603,064	$1,732,779	$6,364	$—
Expenses:
Mortality and expense risk and administrative charges	(8,124)	(8,616)	(961,604)	(1,000,641)	(149,204)	(139,360)

Net investment income (loss)	14,200	17,471	641,460	732,138	(142,840)	(139,360)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	845,267	1,569,547
Net realized gain (loss)	(4,990)	(1,199)	(255,603)	11,216	459,103	404,660

Realized gains (losses)	(4,990)	(1,199)	(255,603)	11,216	1,304,370	1,974,207

Unrealized appreciation (depreciation) during the period	14,032	1,737	801,245	132,054	1,835,842	(2,141,391)

Net increase (decrease) in net assets from operations	23,242	18,009	1,187,102	875,408	2,997,372	(306,544)

Changes from principal transactions:
Purchase payments	—	280	39,082	60,218	16,585	17,515
Transfers between sub-accounts and the company	56,197	30,686	5,822,527	4,514,517	(194,717)	(315,462)
Withdrawals	(179,738)	(30,623)	(7,625,836)	(6,246,610)	(982,430)	(991,152)
Annual contract fee	(5,820)	(7,010)	(283,803)	(308,741)	(5,917)	(6,301)

Net increase (decrease) in net assets from principal transactions	(129,361)	(6,667)	(2,048,030)	(1,980,616)	(1,166,479)	(1,295,400)

Total increase (decrease) in net assets	(106,119)	11,342	(860,928)	(1,105,208)	1,830,893	(1,601,944)
Net assets at beginning of period	895,729	884,387	63,615,088	64,720,296	9,115,007	10,716,951

Net assets at end of period	$789,610	$895,729	$62,754,160	$63,615,088	$10,945,900	$9,115,007

	2017	2016	2017	2016	2017	2016
Units, beginning of period	65,370	65,867	4,885,742	5,034,503	523,820	600,975
Units issued	5,359	3,179	626,354	1,528,399	5,843	2,339
Units redeemed	(14,571)	(3,676)	(783,623)	(1,677,160)	(62,655)	(79,494)

Units, end of period	56,158	65,370	4,728,473	4,885,742	467,008	523,820

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Bond Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$299,495	$261,005	$145,590	$148,758
Expenses:
Mortality and expense risk and administrative charges	(120,368)	(111,348)	(377,748)	(364,154)	(107,624)	(118,305)

Net investment income (loss)	(120,368)	(111,348)	(78,253)	(103,149)	37,966	30,453

Realized gains (losses) on investments:
Capital gain distributions received	634,368	1,174,462	1,143,708	2,274,084	88,562	4,085
Net realized gain (loss)	111,309	(178,173)	351,135	351,196	(14,255)	(257)

Realized gains (losses)	745,677	996,289	1,494,843	2,625,280	74,307	3,828

Unrealized appreciation (depreciation) during the period	1,547,002	(1,215,752)	1,561,452	(1,142,065)	15,376	69,140

Net increase (decrease) in net assets from operations	2,172,311	(330,811)	2,978,042	1,380,066	127,649	103,421

Changes from principal transactions:
Purchase payments	11,728	42,647	42,905	26,487	6,350	137,310
Transfers between sub-accounts and the company	128,475	(1,232,005)	(73,679)	42,507	(129,995)	(143,597)
Withdrawals	(756,076)	(629,748)	(1,507,683)	(1,573,891)	(425,122)	(704,439)
Annual contract fee	(24,849)	(22,696)	(153,641)	(156,882)	(4,229)	(5,056)

Net increase (decrease) in net assets from principal transactions	(640,722)	(1,841,802)	(1,692,098)	(1,661,779)	(552,996)	(715,782)

Total increase (decrease) in net assets	1,531,589	(2,172,613)	1,285,944	(281,713)	(425,347)	(612,361)
Net assets at beginning of period	6,721,144	8,893,757	23,138,009	23,419,722	7,178,857	7,791,218

Net assets at end of period	$8,252,733	$6,721,144	$24,423,953	$23,138,009	$6,753,510	$7,178,857

	2017	2016	2017	2016	2017	2016
Units, beginning of period	259,722	334,149	1,137,247	1,191,344	420,069	461,318
Units issued	10,053	18,287	5,766	245,452	4,754	13,575
Units redeemed	(32,069)	(92,714)	(83,007)	(299,549)	(36,599)	(54,824)

Units, end of period	237,706	259,722	1,060,006	1,137,247	388,224	420,069

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series II		DWS Equity 500 Index		Emerging Markets Value Trust Series II
	2017	2016	2017	2016	2017 (ak)	2016
Income:
Dividend distributions received	$245,666	$274,937	$39,741	$51,598	$40,924	$—
Expenses:
Mortality and expense risk and administrative charges	(209,838)	(242,843)	(45,567)	(45,827)	(13,136)	—

Net investment income (loss)	35,828	32,094	(5,826)	5,771	27,788	—

Realized gains (losses) on investments:
Capital gain distributions received	165,853	8,536	142,168	232,880	—	—
Net realized gain (loss)	(47,954)	(8,757)	120,765	133,473	871	—

Realized gains (losses)	117,899	(221)	262,933	366,353	871	—

Unrealized appreciation (depreciation) during the period	70,416	128,251	253,700	(113,958)	167,135	—

Net increase (decrease) in net assets from operations	224,143	160,124	510,807	258,166	195,794	—

Changes from principal transactions:
Purchase payments	44,386	80,665	—	2,052	380	—
Transfers between sub-accounts and the company	(302,384)	1,247,493	(2,528)	(116,029)	5,334,385	—
Withdrawals	(1,976,489)	(2,095,234)	(315,440)	(392,754)	(117,587)	—
Annual contract fee	(29,251)	(31,038)	(14,566)	(16,364)	(2,194)	—

Net increase (decrease) in net assets from principal transactions	(2,263,738)	(798,114)	(332,534)	(523,095)	5,214,984	—

Total increase (decrease) in net assets	(2,039,595)	(637,990)	178,273	(264,929)	5,410,778	—
Net assets at beginning of period	14,737,546	15,375,536	2,839,748	3,104,677	—	—

Net assets at end of period	$12,697,951	$14,737,546	$3,018,021	$2,839,748	$5,410,778	$—

	2017	2016	2017	2016	2017	2016
Units, beginning of period	903,915	952,748	81,737	97,800	—	—
Units issued	33,119	157,961	12	85	430,269	—
Units redeemed	(169,638)	(206,794)	(8,972)	(16,148)	(13,189)	—

Units, end of period	767,396	903,915	72,777	81,737	417,080	—

(ak)	Reflects the period from commencement of operations on October 27, 2017 through December 31, 2017.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series II		Financial Industries Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$520,348	$493,545	$435,467	$421,494	$7,157	$6,949
Expenses:
Mortality and expense risk and administrative charges	(339,674)	(328,255)	(338,836)	(326,466)	(9,181)	(7,183)

Net investment income (loss)	180,674	165,290	96,631	95,028	(2,024)	(234)

Realized gains (losses) on investments:
Capital gain distributions received	1,745,265	2,212,318	1,584,051	2,011,975	—	—
Net realized gain (loss)	155,282	25,828	618,159	708,826	12,200	(2,152)

Realized gains (losses)	1,900,547	2,238,146	2,202,210	2,720,801	12,200	(2,152)

Unrealized appreciation (depreciation) during the period	1,128,522	1,254,575	580,346	518,251	65,772	80,242

Net increase (decrease) in net assets from operations	3,209,743	3,658,011	2,879,187	3,334,080	75,948	77,856

Changes from principal transactions:
Purchase payments	14,100	34,141	103,140	116,634	5,514	1,584
Transfers between sub-accounts and the company	(459,738)	(245,820)	(686,728)	226,853	(24,817)	104,593
Withdrawals	(2,182,775)	(2,560,119)	(2,652,002)	(1,910,707)	(51,696)	(54,472)
Annual contract fee	(10,394)	(11,270)	(60,252)	(64,406)	(494)	(456)

Net increase (decrease) in net assets from principal transactions	(2,638,807)	(2,783,068)	(3,295,842)	(1,631,626)	(71,493)	51,249

Total increase (decrease) in net assets	570,936	874,943	(416,655)	1,702,454	4,455	129,105
Net assets at beginning of period	23,462,722	22,587,779	21,988,197	20,285,743	623,737	494,632

Net assets at end of period	$24,033,658	$23,462,722	$21,571,542	$21,988,197	$628,192	$623,737

	2017	2016	2017	2016	2017	2016
Units, beginning of period	480,526	542,859	894,925	965,646	28,864	27,042
Units issued	5,549	2,700	33,670	96,638	3,030	6,962
Units redeemed	(54,532)	(65,033)	(164,605)	(167,359)	(6,322)	(5,140)

Units, end of period	431,543	480,526	763,990	894,925	25,572	28,864

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II		Fundamental Large Cap Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$34,301	$33,437	$30,415	$9,349	$366,289	$473,234
Expenses:
Mortality and expense risk and administrative charges	(53,323)	(40,454)	(86,681)	(79,740)	(332,910)	(312,231)

Net investment income (loss)	(19,022)	(7,017)	(56,266)	(70,391)	33,379	161,003

Realized gains (losses) on investments:
Capital gain distributions received	—	—	132,139	689,426	—	—
Net realized gain (loss)	131,682	(56,457)	347,017	216,986	369,457	(115,366)

Realized gains (losses)	131,682	(56,457)	479,156	906,412	369,457	(115,366)

Unrealized appreciation (depreciation) during the period	316,669	512,372	829,860	(535,590)	2,931,335	1,660,852

Net increase (decrease) in net assets from operations	429,329	448,898	1,252,750	300,431	3,334,171	1,706,489

Changes from principal transactions:
Purchase payments	27,285	18,468	28,425	26,794	39,489	40,130
Transfers between sub-accounts and the company	(262,798)	432,732	(181,055)	(61,429)	(582,036)	(355,630)
Withdrawals	(382,905)	(262,005)	(758,394)	(496,012)	(2,066,352)	(2,029,014)
Annual contract fee	(10,343)	(6,761)	(23,867)	(23,134)	(11,716)	(12,528)

Net increase (decrease) in net assets from principal transactions	(628,761)	182,434	(934,891)	(553,781)	(2,620,615)	(2,357,042)

Total increase (decrease) in net assets	(199,432)	631,332	317,859	(253,350)	713,556	(650,553)
Net assets at beginning of period	3,572,300	2,940,968	5,263,422	5,516,772	22,545,770	23,196,323

Net assets at end of period	$3,372,868	$3,572,300	$5,581,281	$5,263,422	$23,259,326	$22,545,770

	2017	2016	2017	2016	2017	2016
Units, beginning of period	157,888	153,431	163,182	181,869	888,645	992,671
Units issued	41,200	45,802	5,654	5,195	9,604	5,381
Units redeemed	(67,506)	(41,345)	(31,107)	(23,882)	(105,510)	(109,407)

Units, end of period	131,582	157,888	137,729	163,182	792,739	888,645

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series II		Global Bond Trust Series I		Global Bond Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$366,785	$521,474	$34,812	$—	$157,900	$—
Expenses:
Mortality and expense risk and administrative charges	(413,779)	(407,396)	(21,859)	(23,840)	(128,579)	(136,972)

Net investment income (loss)	(46,994)	114,078	12,953	(23,840)	29,321	(136,972)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	668,276	(20,340)	11,821	32,058	(83,515)	(80,616)

Realized gains (losses)	668,276	(20,340)	11,821	32,058	(83,515)	(80,616)

Unrealized appreciation (depreciation) during the period	3,128,190	1,912,616	81,644	22,466	601,183	377,413

Net increase (decrease) in net assets from operations	3,749,472	2,006,354	106,418	30,684	546,989	159,825

Changes from principal transactions:
Purchase payments	40,379	40,698	1,385	1,780	14,721	44,622
Transfers between sub-accounts and the company	(1,407,284)	(1,152,407)	(13,276)	72,134	323,009	(26,775)
Withdrawals	(2,529,204)	(2,232,167)	(67,217)	(135,169)	(865,369)	(792,800)
Annual contract fee	(99,226)	(102,000)	(896)	(1,069)	(28,365)	(31,316)

Net increase (decrease) in net assets from principal transactions	(3,995,335)	(3,445,876)	(80,004)	(62,324)	(556,004)	(806,269)

Total increase (decrease) in net assets	(245,863)	(1,439,522)	26,414	(31,640)	(9,015)	(646,444)
Net assets at beginning of period	26,561,749	28,001,271	1,513,277	1,544,917	8,269,483	8,915,927

Net assets at end of period	$26,315,886	$26,561,749	$1,539,691	$1,513,277	$8,260,468	$8,269,483

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,133,566	1,305,988	45,108	47,629	446,523	480,947
Units issued	13,314	40,026	878	10,735	53,411	64,933
Units redeemed	(171,905)	(212,448)	(3,427)	(13,256)	(89,215)	(99,357)

Units, end of period	974,975	1,133,566	42,559	45,108	410,719	446,523

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series I		Global Trust Series II		Health Sciences Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$131,279	$296,364	$104,563	$252,795	$—	$2,271
Expenses:
Mortality and expense risk and administrative charges	(100,734)	(92,638)	(93,718)	(89,525)	(55,276)	(54,437)

Net investment income (loss)	30,545	203,726	10,845	163,270	(55,276)	(52,166)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	354,669	817,044
Net realized gain (loss)	336,705	260,134	30,147	8,714	(19,825)	33,918

Realized gains (losses)	336,705	260,134	30,147	8,714	334,844	850,962

Unrealized appreciation (depreciation) during the period	760,759	36,021	916,637	243,948	495,782	(1,302,990)

Net increase (decrease) in net assets from operations	1,128,009	499,881	957,629	415,932	775,350	(504,194)

Changes from principal transactions:
Purchase payments	7,848	6,896	85,772	64,345	75	300
Transfers between sub-accounts and the company	(65,315)	(176,980)	13,831	(422,411)	(96,597)	(222,681)
Withdrawals	(719,920)	(353,159)	(492,094)	(366,133)	(174,610)	(371,117)
Annual contract fee	(3,997)	(4,298)	(21,418)	(21,144)	(2,745)	(2,747)

Net increase (decrease) in net assets from principal transactions	(781,384)	(527,541)	(413,909)	(745,343)	(273,877)	(596,245)

Total increase (decrease) in net assets	346,625	(27,660)	543,720	(329,411)	501,473	(1,100,439)
Net assets at beginning of period	6,829,012	6,856,672	5,967,489	6,296,900	3,127,200	4,227,639

Net assets at end of period	$7,175,637	$6,829,012	$6,511,209	$5,967,489	$3,628,673	$3,127,200

	2017	2016	2017	2016	2017	2016
Units, beginning of period	193,204	209,506	306,157	348,241	57,614	68,419
Units issued	631	1,663	12,085	20,813	1,888	4,379
Units redeemed	(20,569)	(17,965)	(37,268)	(62,897)	(6,196)	(15,184)

Units, end of period	173,266	193,204	280,974	306,157	53,306	57,614

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series II		High Yield Trust Series I		High Yield Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$90,136	$123,221	$318,809	$429,720
Expenses:
Mortality and expense risk and administrative charges	(178,222)	(198,893)	(24,954)	(26,241)	(100,477)	(101,998)

Net investment income (loss)	(178,222)	(198,893)	65,182	96,980	218,332	327,722

Realized gains (losses) on investments:
Capital gain distributions received	1,219,926	3,206,222	—	—	—	—
Net realized gain (loss)	(406,156)	(642,658)	(19,763)	(71,591)	(144,853)	(421,404)

Realized gains (losses)	813,770	2,563,564	(19,763)	(71,591)	(144,853)	(421,404)

Unrealized appreciation (depreciation) during the period	1,976,247	(4,269,899)	56,619	223,587	273,962	972,961

Net increase (decrease) in net assets from operations	2,611,795	(1,905,228)	102,038	248,976	347,441	879,279

Changes from principal transactions:
Purchase payments	36,816	23,694	360	592	43,928	11,786
Transfers between sub-accounts and the company	(1,021,801)	(2,246,184)	45,185	(40,720)	127,181	120,606
Withdrawals	(1,092,394)	(772,532)	(260,816)	(269,759)	(1,026,049)	(860,372)
Annual contract fee	(38,870)	(45,699)	(3,178)	(3,306)	(20,131)	(21,060)

Net increase (decrease) in net assets from principal transactions	(2,116,249)	(3,040,721)	(218,449)	(313,193)	(875,071)	(749,040)

Total increase (decrease) in net assets	495,546	(4,945,949)	(116,411)	(64,217)	(527,630)	130,239
Net assets at beginning of period	10,934,600	15,880,549	1,779,152	1,843,369	6,630,071	6,499,832

Net assets at end of period	$11,430,146	$10,934,600	$1,662,741	$1,779,152	$6,102,441	$6,630,071

	2017	2016	2017	2016	2017	2016
Units, beginning of period	200,304	253,705	82,881	98,301	288,097	330,575
Units issued	20,544	37,569	4,612	6,382	30,423	53,866
Units redeemed	(55,432)	(90,970)	(14,231)	(21,802)	(67,325)	(96,344)

Units, end of period	165,416	200,304	73,262	82,881	251,195	288,097

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series I		International Equity Index Series II		International Equity Index Series NAV
	2017 (d)	2016	2017 (e)	2016	2017 (f)	2016
Income:
Dividend distributions received	$16,252	$18,700	$58,520	$61,568	$26,810	$28,405
Expenses:
Mortality and expense risk and administrative charges	(11,131)	(10,498)	(44,397)	(39,399)	(19,059)	(17,156)

Net investment income (loss)	5,121	8,202	14,123	22,169	7,751	11,249

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	16,577	37	28,183	6,106	47,135	16,257

Realized gains (losses)	16,577	37	28,183	6,106	47,135	16,257

Unrealized appreciation (depreciation) during the period	150,635	11,415	582,236	39,082	209,358	1,612

Net increase (decrease) in net assets from operations	172,333	19,654	624,542	67,357	264,244	29,118

Changes from principal transactions:
Purchase payments	2,586	3,201	20,673	36,661	1,465	3,372
Transfers between sub-accounts and the company	(5,157)	4,860	165,999	(137,881)	66,599	(42,013)
Withdrawals	(68,322)	(85,877)	(100,208)	(124,607)	(110,013)	(84,977)
Annual contract fee	(329)	(386)	(9,307)	(8,884)	(5,884)	(5,754)

Net increase (decrease) in net assets from principal transactions	(71,222)	(78,202)	77,157	(234,711)	(47,833)	(129,372)

Total increase (decrease) in net assets	101,111	(58,548)	701,699	(167,354)	216,411	(100,254)
Net assets at beginning of period	692,419	750,967	2,438,873	2,606,227	1,027,110	1,127,364

Net assets at end of period	$793,530	$692,419	$3,140,572	$2,438,873	$1,243,521	$1,027,110

	2017	2016	2017	2016	2017	2016
Units, beginning of period	51,668	57,702	184,607	202,431	96,228	108,511
Units issued	1,971	2,492	15,398	12,879	8,926	2,589
Units redeemed	(6,437)	(8,526)	(9,999)	(30,703)	(12,199)	(14,872)

Units, end of period	47,202	51,668	190,006	184,607	92,955	96,228

(d)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.
(e)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series II.
(f)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Growth Stock Trust Series II		International Small Company Trust Series I		International Small Company Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$25,964	$37,018	$22,788	$29,065	$41,827	$52,624
Expenses:
Mortality and expense risk and administrative charges	(35,939)	(39,020)	(23,421)	(22,197)	(50,691)	(46,816)

Net investment income (loss)	(9,975)	(2,002)	(633)	6,868	(8,864)	5,808

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	111,040	4,014	68,122	60,188	154,912	140,271

Realized gains (losses)	111,040	4,014	68,122	60,188	154,912	140,271

Unrealized appreciation (depreciation) during the period	339,471	(94,002)	324,118	(14,849)	646,266	(53,811)

Net increase (decrease) in net assets from operations	440,536	(91,990)	391,607	52,207	792,314	92,268

Changes from principal transactions:
Purchase payments	14,286	48,596	574	857	4,238	4,058
Transfers between sub-accounts and the company	(522,222)	(374,522)	4,225	(66,239)	177,619	(315,580)
Withdrawals	(106,061)	(143,600)	(145,052)	(146,178)	(289,099)	(208,485)
Annual contract fee	(9,756)	(9,667)	(956)	(1,052)	(9,803)	(10,308)

Net increase (decrease) in net assets from principal transactions	(623,753)	(479,193)	(141,209)	(212,612)	(117,045)	(530,315)

Total increase (decrease) in net assets	(183,217)	(571,183)	250,398	(160,405)	675,269	(438,047)
Net assets at beginning of period	2,442,209	3,013,392	1,476,745	1,637,150	2,987,304	3,425,351

Net assets at end of period	$2,258,992	$2,442,209	$1,727,143	$1,476,745	$3,662,573	$2,987,304

	2017	2016	2017	2016	2017	2016
Units, beginning of period	175,381	210,055	82,705	94,787	171,739	202,503
Units issued	14,075	14,963	3,051	1,523	16,550	13,446
Units redeemed	(54,165)	(49,637)	(9,952)	(13,605)	(22,883)	(44,210)

Units, end of period	135,291	175,381	75,804	82,705	165,406	171,739

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series I		International Value Trust Series II		Investment Quality Bond Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$92,043	$101,511	$128,573	$141,614	$76,677	$73,513
Expenses:
Mortality and expense risk and administrative charges	(75,976)	(59,699)	(123,212)	(103,236)	(41,476)	(48,062)

Net investment income (loss)	16,067	41,812	5,361	38,378	35,201	25,451

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	12,577	20,115
Net realized gain (loss)	24,060	(73,293)	223,915	196,131	(25,633)	257

Realized gains (losses)	24,060	(73,293)	223,915	196,131	(13,056)	20,372

Unrealized appreciation (depreciation) during the period	693,236	428,305	877,804	381,972	69,557	52,341

Net increase (decrease) in net assets from operations	733,363	396,824	1,107,080	616,481	91,702	98,164

Changes from principal transactions:
Purchase payments	7,406	18,261	15,555	32,566	16,480	658
Transfers between sub-accounts and the company	(168,551)	1,005,724	(79,021)	838,891	(297,362)	51,018
Withdrawals	(400,740)	(336,848)	(756,737)	(572,013)	(191,209)	(328,076)
Annual contract fee	(2,233)	(2,010)	(24,481)	(21,837)	(3,556)	(4,351)

Net increase (decrease) in net assets from principal transactions	(564,118)	685,127	(844,684)	277,607	(475,647)	(280,751)

Total increase (decrease) in net assets	169,245	1,081,951	262,396	894,088	(383,945)	(182,587)
Net assets at beginning of period	5,002,546	3,920,595	7,665,790	6,771,702	3,252,399	3,434,986

Net assets at end of period	$5,171,791	$5,002,546	$7,928,186	$7,665,790	$2,868,454	$3,252,399

	2017	2016	2017	2016	2017	2016
Units, beginning of period	261,735	226,505	367,280	362,293	114,504	124,635
Units issued	1,390	63,438	12,165	80,379	5,697	3,524
Units redeemed	(28,929)	(28,208)	(50,125)	(75,392)	(21,023)	(13,655)

Units, end of period	234,196	261,735	329,320	367,280	99,178	114,504

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series II		Lifestyle Aggressive Portfolio Series I		Lifestyle Aggressive Portfolio Series II
	2017	2016	2017 (g)	2016	2017 (h)	2016
Income:
Dividend distributions received	$356,561	$311,307	$20,990	$20,012	$195,120	$196,575
Expenses:
Mortality and expense risk and administrative charges	(233,713)	(247,687)	(19,887)	(17,982)	(204,258)	(192,470)

Net investment income (loss)	122,848	63,620	1,103	2,030	(9,138)	4,105

Realized gains (losses) on investments:
Capital gain distributions received	63,151	93,918	19,346	44,559	192,319	482,723
Net realized gain (loss)	(67,880)	(77,116)	20,900	(6,913)	226,096	(24,023)

Realized gains (losses)	(4,729)	16,802	40,246	37,646	418,415	458,700

Unrealized appreciation (depreciation) during the period	288,473	327,240	198,448	47,884	2,086,684	505,553

Net increase (decrease) in net assets from operations	406,592	407,662	239,797	87,560	2,495,961	968,358

Changes from principal transactions:
Purchase payments	13,203	9,860	19,585	19,629	220,899	118,610
Transfers between sub-accounts and the company	1,072,285	(45,973)	(3,299)	18,998	(619,123)	(131,316)
Withdrawals	(1,764,215)	(1,387,047)	(128,861)	(197,885)	(1,409,874)	(399,256)
Annual contract fee	(48,208)	(55,378)	(955)	(893)	(59,749)	(56,878)

Net increase (decrease) in net assets from principal transactions	(726,935)	(1,478,538)	(113,530)	(160,151)	(1,867,847)	(468,840)

Total increase (decrease) in net assets	(320,343)	(1,070,876)	126,267	(72,591)	628,114	499,518
Net assets at beginning of period	15,227,358	16,298,234	1,221,876	1,294,467	13,553,488	13,053,970

Net assets at end of period	$14,907,015	$15,227,358	$1,348,143	$1,221,876	$14,181,602	$13,553,488

	2017	2016	2017	2016	2017	2016
Units, beginning of period	825,994	903,315	87,879	100,517	980,871	1,017,695
Units issued	65,213	41,744	2,786	4,631	14,512	24,212
Units redeemed	(100,434)	(119,065)	(9,827)	(17,269)	(138,921)	(61,036)

Units, end of period	790,773	825,994	80,838	87,879	856,462	980,871

(g)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series I.
(h)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II		Lifestyle Conservative Portfolio Series I
	2017 (i)	2016	2017 (j)	2016	2017 (k)	2016
Income:
Dividend distributions received	$204,427	$297,913	$7,170,099	$7,674,882	$83,773	$95,359
Expenses:
Mortality and expense risk and administrative charges	(139,247)	(192,299)	(5,335,618)	(5,579,346)	(52,023)	(54,743)

Net investment income (loss)	65,180	105,614	1,834,481	2,095,536	31,750	40,616

Realized gains (losses) on investments:
Capital gain distributions received	103,929	312,818	3,989,753	8,626,493	18,847	36,945
Net realized gain (loss)	85,175	(31,619)	1,676,278	(890,853)	(1,778)	(4,235)

Realized gains (losses)	189,104	281,199	5,666,031	7,735,640	17,069	32,710

Unrealized appreciation (depreciation) during the period	851,746	222,669	29,689,788	6,362,895	129,761	27,091

Net increase (decrease) in net assets from operations	1,106,030	609,482	37,190,300	16,194,071	178,580	100,417

Changes from principal transactions:
Purchase payments	21,754	12,330	943,790	406,352	979	600
Transfers between sub-accounts and the company	(10,984)	(24,795)	(4,042,244)	(777,665)	18,072	92,868
Withdrawals	(4,735,348)	(1,262,589)	(37,754,652)	(39,965,512)	(302,866)	(303,914)
Annual contract fee	(27,123)	(37,108)	(2,114,848)	(2,261,393)	(4,963)	(5,164)

Net increase (decrease) in net assets from principal transactions	(4,751,701)	(1,312,162)	(42,967,954)	(42,598,218)	(288,778)	(215,610)

Total increase (decrease) in net assets	(3,645,671)	(702,680)	(5,777,654)	(26,404,147)	(110,198)	(115,193)
Net assets at beginning of period	13,204,593	13,907,273	372,541,894	398,946,041	3,476,759	3,591,952

Net assets at end of period	$9,558,922	$13,204,593	$366,764,240	$372,541,894	$3,366,561	$3,476,759

	2017	2016	2017	2016	2017	2016
Units, beginning of period	969,157	1,068,029	26,359,393	29,232,173	263,084	279,663
Units issued	2,051	13,529	1,389,330	3,238,683	7,071	23,910
Units redeemed	(339,187)	(112,401)	(4,155,986)	(6,111,463)	(33,482)	(40,489)

Units, end of period	632,021	969,157	23,592,737	26,359,393	236,673	263,084

(i)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series I.
(j)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series II.
(k)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series II
	2017 (l)	2016	2017 (m)	2016	2017 (n)	2016
Income:
Dividend distributions received	$1,600,615	$1,946,099	$177,412	$175,274	$12,328,231	$9,292,871
Expenses:
Mortality and expense risk and administrative charges	(1,062,049)	(1,182,252)	(138,613)	(133,387)	(8,606,850)	(7,513,526)

Net investment income (loss)	538,566	763,847	38,799	41,887	3,721,381	1,779,345

Realized gains (losses) on investments:
Capital gain distributions received	400,536	838,912	94,732	280,759	5,352,457	15,047,282
Net realized gain (loss)	16,658	(146,311)	140,106	(12,547)	6,576,781	(776,750)

Realized gains (losses)	417,194	692,601	234,838	268,212	11,929,238	14,270,532

Unrealized appreciation (depreciation) during the period	2,806,069	816,468	1,047,531	204,896	63,149,254	10,975,237

Net increase (decrease) in net assets from operations	3,761,829	2,272,916	1,321,168	514,995	78,799,873	27,025,114

Changes from principal transactions:
Purchase payments	154,541	686,690	27,124	36,726	2,442,931	2,828,816
Transfers between sub-accounts and the company	(1,227,242)	1,275,270	512,626	(10,442)	203,296,419	53,935,711
Withdrawals	(9,102,430)	(11,290,150)	(1,322,812)	(747,205)	(70,021,171)	(55,342,397)
Annual contract fee	(489,866)	(535,594)	(22,402)	(22,530)	(3,516,454)	(3,144,396)

Net increase (decrease) in net assets from principal transactions	(10,664,997)	(9,863,784)	(805,464)	(743,451)	132,201,725	(1,722,266)

Total increase (decrease) in net assets	(6,903,168)	(7,590,868)	515,704	(228,456)	211,001,598	25,302,848
Net assets at beginning of period	76,609,134	84,200,002	9,328,091	9,556,547	552,006,635	526,703,787

Net assets at end of period	$69,705,966	$76,609,134	$9,843,795	$9,328,091	$763,008,233	$552,006,635

	2017	2016	2017	2016	2017	2016
Units, beginning of period	5,659,425	6,357,271	673,390	729,527	38,102,105	38,175,249
Units issued	496,221	930,484	36,522	11,174	14,792,990	8,013,174
Units redeemed	(1,240,667)	(1,628,330)	(89,633)	(67,311)	(6,691,032)	(8,086,318)

Units, end of period	4,914,979	5,659,425	620,279	673,390	46,204,063	38,102,105

(l)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series II.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I		Lifestyle Moderate Portfolio Series II
	2017 (al) (o)	2016	2017 (p)	2016	2017 (q)	2016
Income:
Dividend distributions received	$4,595	$—	$67,529	$69,656	$2,516,306	$2,860,026
Expenses:
Mortality and expense risk and administrative charges	(602)	—	(42,831)	(44,688)	(1,839,693)	(1,980,867)

Net investment income (loss)	3,993	—	24,698	24,968	676,613	879,159

Realized gains (losses) on investments:
Capital gain distributions received	—	—	26,971	59,179	1,134,956	2,623,857
Net realized gain (loss)	13	—	2,936	(30,136)	444,276	(420,010)

Realized gains (losses)	13	—	29,907	29,043	1,579,232	2,203,847

Unrealized appreciation (depreciation) during the period	1,554	—	196,185	62,060	8,339,201	1,838,200

Net increase (decrease) in net assets from operations	5,560	—	250,790	116,071	10,595,046	4,921,206

Changes from principal transactions:
Purchase payments	—	—	9,221	25,011	150,573	163,711
Transfers between sub-accounts and the company	243,637	—	(27,449)	(376,941)	(393,789)	(2,090,297)
Withdrawals	(930)	—	(130,197)	(360,972)	(17,381,880)	(13,419,240)
Annual contract fee	—	—	(5,796)	(6,367)	(771,135)	(832,269)

Net increase (decrease) in net assets from principal transactions	242,707	—	(154,221)	(719,269)	(18,396,231)	(16,178,095)

Total increase (decrease) in net assets	248,267	—	96,569	(603,198)	(7,801,185)	(11,256,889)
Net assets at beginning of period	—	—	2,901,883	3,505,081	129,752,368	141,009,257

Net assets at end of period	$248,267	$—	$2,998,452	$2,901,883	$121,951,183	$129,752,368

	2017	2016	2017	2016	2017	2016
Units, beginning of period	—	—	215,113	270,257	9,303,760	10,421,879
Units issued	19,491	—	680	4,105	660,965	1,171,017
Units redeemed	(74)	—	(11,600)	(59,249)	(1,893,548)	(2,289,136)

Units, end of period	19,417	—	204,193	215,113	8,071,177	9,303,760

(al)	Sub-account available in prior year but no activity.
(o)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series I.
(q)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Aggressive Portfolio Series I		Managed Volatility Aggressive Portfolio Series II		Managed Volatility Balanced Portfolio Series I
	2017 (r)	2016	2017 (s)	2016	2017 (t)	2016
Income:
Dividend distributions received	$9,368	$7,617	$82,427	$82,208	$172,353	$173,959
Expenses:
Mortality and expense risk and administrative charges	(7,835)	(6,671)	(81,277)	(79,128)	(120,389)	(125,303)

Net investment income (loss)	1,533	946	1,150	3,080	51,964	48,656

Realized gains (losses) on investments:
Capital gain distributions received	—	3,967	—	47,582	298,296	338,362
Net realized gain (loss)	5,060	258	220,341	82,193	124,622	146,440

Realized gains (losses)	5,060	4,225	220,341	129,775	422,918	484,802

Unrealized appreciation (depreciation) during the period	94,727	(3,332)	834,112	(133,003)	491,122	(280,009)

Net increase (decrease) in net assets from operations	101,320	1,839	1,055,603	(148)	966,004	253,449

Changes from principal transactions:
Purchase payments	6,042	3,934	16,019	10,291	16,150	16,251
Transfers between sub-accounts and the company	35,266	(18,091)	(76,177)	248,139	(68,091)	(393,972)
Withdrawals	(30,831)	(3,572)	(861,817)	(553,153)	(1,139,654)	(811,570)
Annual contract fee	(480)	(434)	(26,768)	(26,746)	(15,314)	(15,746)

Net increase (decrease) in net assets from principal transactions	9,997	(18,163)	(948,743)	(321,469)	(1,206,909)	(1,205,037)

Total increase (decrease) in net assets	111,317	(16,324)	106,860	(321,617)	(240,905)	(951,588)
Net assets at beginning of period	461,190	477,514	5,529,053	5,850,670	8,321,589	9,273,177

Net assets at end of period	$572,507	$461,190	$5,635,913	$5,529,053	$8,080,684	$8,321,589

	2017	2016	2017	2016	2017	2016
Units, beginning of period	22,367	23,226	262,379	278,612	368,764	422,443
Units issued	1,827	188	2,812	16,469	8,196	4,819
Units redeemed	(1,296)	(1,047)	(45,422)	(32,702)	(59,438)	(58,498)

Units, end of period	22,898	22,367	219,769	262,379	317,522	368,764

(r)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series II.
(t)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series II		Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series II
	2017 (u)	2016	2017 (v)	2016	2017 (w)	2016
Income:
Dividend distributions received	$4,729,024	$4,612,059	$46,493 $	53,678	$1,254,832	$1,311,512
Expenses:
Mortality and expense risk and administrative charges	(3,503,560)	(3,621,322)	(30,717)	(34,326)	(826,754)	(906,047)

Net investment income (loss)	1,225,464	990,737	15,776	19,352	428,078	405,465

Realized gains (losses) on investments:
Capital gain distributions received	8,977,602	10,217,723	34,526	50,317	999,361	1,357,788
Net realized gain (loss)	3,787,778	3,110,654	(56,894)	(76,801)	(1,528,245)	(1,581,421)

Realized gains (losses)	12,765,380	13,328,377	(22,368)	(26,484)	(528,884)	(223,633)

Unrealized appreciation (depreciation) during the period	13,894,521	(6,776,226)	133,202	76,364	3,461,310	1,569,287

Net increase (decrease) in net assets from operations	27,885,365	7,542,888	126,610	69,232	3,360,504	1,751,119

Changes from principal transactions:
Purchase payments	165,922	136,580	—	250,000	22,734	49,742
Transfers between sub-accounts and the company	(1,753,807)	(405,886)	292	(189,068)	2,462,336	1,215,555
Withdrawals	(25,796,752)	(22,985,491)	(475,929)	(191,501)	(9,825,393)	(7,546,377)
Annual contract fee	(1,374,148)	(1,476,683)	(774)	(824)	(361,919)	(384,107)

Net increase (decrease) in net assets from principal transactions	(28,758,785)	(24,731,480)	(476,411)	(131,393)	(7,702,242)	(6,665,187)

Total increase (decrease) in net assets	(873,420)	(17,188,592)	(349,801)	(62,161)	(4,341,738)	(4,914,068)
Net assets at beginning of period	242,463,522	259,652,114	2,219,880	2,282,041	58,550,042	63,464,110

Net assets at end of period	$241,590,102	$242,463,522	$1,870,079	$2,219,880	$54,208,304	$58,550,042

	2017	2016	2017	2016	2017	2016
Units, beginning of period	12,926,960	14,248,585	86,152	90,633	3,300,302	3,576,807
Units issued	648,260	1,601,638	77	15,511	465,023	809,243
Units redeemed	(2,062,118)	(2,923,263)	(18,818)	(19,992)	(866,976)	(1,085,748)

Units, end of period	11,513,102	12,926,960	67,411	86,152	2,898,349	3,300,302

(u)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series II.
(v)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.
(w)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series II		Managed Volatility Moderate Portfolio Series I
	2017 (x)	2016	2017 (y)	2016	2017 (z)	2016
Income:
Dividend distributions received	$86,033	$80,456	$4,661,569	$4,239,286	$88,134	$77,745
Expenses:
Mortality and expense risk and administrative charges	(61,481)	(60,245)	(3,884,785)	(3,869,814)	(54,735)	(56,686)

Net investment income (loss)	24,552	20,211	776,784	369,472	33,399	21,059

Realized gains (losses) on investments:
Capital gain distributions received	162,388	121,800	9,764,785	7,390,886	113,920	131,033
Net realized gain (loss)	116,846	45,473	7,258,616	6,172,631	7,237	(37,053)

Realized gains (losses)	279,234	167,273	17,023,401	13,563,517	121,157	93,980

Unrealized appreciation (depreciation) during the period	382,394	(111,233)	22,722,843	(9,994,789)	198,037	10,818

Net increase (decrease) in net assets from operations	686,180	76,251	40,523,028	3,938,200	352,593	125,857

Changes from principal transactions:
Purchase payments	6,802	5,725	299,113	395,743	21,526	—
Transfers between sub-accounts and the company	12,287	(89,904)	2,968,827	(8,726,864)	283,341	(37,623)
Withdrawals	(503,283)	(105,083)	(24,970,519)	(19,707,205)	(373,954)	(728,235)
Annual contract fee	(8,928)	(8,714)	(1,656,964)	(1,708,439)	(1,735)	(1,748)

Net increase (decrease) in net assets from principal transactions	(493,122)	(197,976)	(23,359,543)	(29,746,765)	(70,822)	(767,606)

Total increase (decrease) in net assets	193,058	(121,725)	17,163,485	(25,808,565)	281,771	(641,749)
Net assets at beginning of period	4,325,689	4,447,414	253,367,262	279,175,827	3,619,618	4,261,367

Net assets at end of period	$4,518,747	$4,325,689	$270,530,747	$253,367,262	$3,901,389	$3,619,618

	2017	2016	2017	2016	2017	2016
Units, beginning of period	201,629	212,108	13,685,000	15,416,864	144,012	182,898
Units issued	744	579	893,453	1,428,393	13,639	1,058
Units redeemed	(22,637)	(11,058)	(2,071,864)	(3,160,257)	(19,305)	(39,944)

Units, end of period	179,736	201,629	12,506,589	13,685,000	138,346	144,012

(x)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.
(y)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series II.
(z)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2017 (aa)	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$1,912,243	$1,908,447	$15,120	$14,721	$27,803	$89,658
Expenses:
Mortality and expense risk and administrative charges	(1,354,827)	(1,450,112)	(29,609)	(18,531)	(149,139)	(140,232)

Net investment income (loss)	557,416	458,335	(14,489)	(3,810)	(121,336)	(50,574)

Realized gains (losses) on investments:
Capital gain distributions received	3,059,429	3,646,027	80,827	107,178	559,943	821,856
Net realized gain (loss)	(182,154)	(221,421)	34,280	47,035	399,482	200,007

Realized gains (losses)	2,877,275	3,424,606	115,107	154,213	959,425	1,021,863

Unrealized appreciation (depreciation) during the period	5,791,808	(313,389)	199,872	60,116	424,029	547,901

Net increase (decrease) in net assets from operations	9,226,499	3,569,552	300,490	210,519	1,262,118	1,519,190

Changes from principal transactions:
Purchase payments	25,879	217,692	1,087	105	24,287	28,193
Transfers between sub-accounts and the company	279,016	977,227	3,893,722	(36,526)	1,322,815	(223,856)
Withdrawals	(15,671,675)	(11,334,261)	(223,890)	(156,742)	(714,851)	(775,589)
Annual contract fee	(571,658)	(598,035)	(725)	(630)	(35,979)	(35,159)

Net increase (decrease) in net assets from principal transactions	(15,938,438)	(10,737,377)	3,670,194	(193,793)	596,272	(1,006,411)

Total increase (decrease) in net assets	(6,711,939)	(7,167,825)	3,970,684	16,726	1,858,390	512,779
Net assets at beginning of period	98,063,158	105,230,983	1,292,085	1,275,359	9,569,611	9,056,832

Net assets at end of period	$91,351,219	$98,063,158	$5,262,769	$1,292,085	$11,428,001	$9,569,611

	2017	2016	2017	2016	2017	2016
Units, beginning of period	5,330,405	5,792,704	33,692	39,339	292,032	324,513
Units issued	356,990	1,082,738	92,032	1,795	72,698	17,213
Units redeemed	(1,136,881)	(1,545,037)	(5,572)	(7,442)	(64,237)	(49,694)

Units, end of period	4,550,514	5,330,405	120,152	33,692	300,493	292,032

(aa)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$—	$—	$30,426	$34,821
Expenses:
Mortality and expense risk and administrative charges	(97,595)	(94,639)	(178,847)	(166,782)	(49,549)	(47,396)

Net investment income (loss)	(97,595)	(94,639)	(178,847)	(166,782)	(19,123)	(12,575)

Realized gains (losses) on investments:
Capital gain distributions received	133,117	463,545	258,243	844,631	285,437	368,252
Net realized gain (loss)	259,146	7,368	1,576	(144,870)	50,230	67,527

Realized gains (losses)	392,263	470,913	259,819	699,761	335,667	435,779

Unrealized appreciation (depreciation) during the period	1,210,577	(475,644)	2,604,083	(743,491)	(26,619)	181,350

Net increase (decrease) in net assets from operations	1,505,245	(99,370)	2,685,055	(210,512)	289,925	604,554

Changes from principal transactions:
Purchase payments	2,056	3,679	104,146	64,264	445	900
Transfers between sub-accounts and the company	(205,342)	(172,508)	156,361	(921,676)	(166,514)	101,099
Withdrawals	(794,387)	(638,815)	(1,474,125)	(777,909)	(223,354)	(202,359)
Annual contract fee	(4,708)	(5,181)	(34,361)	(32,631)	(2,276)	(2,140)

Net increase (decrease) in net assets from principal transactions	(1,002,381)	(812,825)	(1,247,979)	(1,667,952)	(391,699)	(102,500)

Total increase (decrease) in net assets	502,864	(912,195)	1,437,076	(1,878,464)	(101,774)	502,054
Net assets at beginning of period	6,045,638	6,957,833	10,556,018	12,434,482	3,278,072	2,776,018

Net assets at end of period	$6,548,502	$6,045,638	$11,993,094	$10,556,018	$3,176,298	$3,278,072

	2017	2016	2017	2016	2017	2016
Units, beginning of period	226,257	257,571	329,009	389,495	105,277	108,785
Units issued	3,572	1,978	10,924	14,312	390	7,843
Units redeemed	(36,867)	(33,292)	(45,728)	(74,798)	(12,471)	(11,351)

Units, end of period	192,962	226,257	294,205	329,009	93,196	105,277

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$65,407	$76,307	$13,484	$1,897	$52,732	$—
Expenses:
Mortality and expense risk and administrative charges	(133,787)	(127,335)	(34,828)	(40,435)	(211,942)	(251,792)

Net investment income (loss)	(68,380)	(51,028)	(21,344)	(38,538)	(159,210)	(251,792)

Realized gains (losses) on investments:
Capital gain distributions received	778,494	975,078	25	—	153	—
Net realized gain (loss)	309,749	428,620	—	—	—	—

Realized gains (losses)	1,088,243	1,403,698	25	—	153	—

Unrealized appreciation (depreciation) during the period	(246,373)	277,807	(1)	(1)	2	(1)

Net increase (decrease) in net assets from operations	773,490	1,630,477	(21,320)	(38,539)	(159,055)	(251,793)

Changes from principal transactions:
Purchase payments	52,599	6,008	—	65,000	—	86,000
Transfers between sub-accounts and the company	(288,937)	303,433	(294,602)	(91,018)	(646,509)	(561,990)
Withdrawals	(798,460)	(888,998)	(119,006)	(232,133)	(1,711,983)	(1,982,649)
Annual contract fee	(27,138)	(26,012)	(3,961)	(4,279)	(96,969)	(118,490)

Net increase (decrease) in net assets from principal transactions	(1,061,936)	(605,569)	(417,569)	(262,430)	(2,455,461)	(2,577,129)

Total increase (decrease) in net assets	(288,446)	1,024,908	(438,889)	(300,969)	(2,614,516)	(2,828,922)
Net assets at beginning of period	8,909,582	7,884,674	2,621,068	2,922,037	15,410,493	18,239,415

Net assets at end of period	$8,621,136	$8,909,582	$2,182,179	$2,621,068	$12,795,977	$15,410,493

	2017	2016	2017	2016	2017	2016
Units, beginning of period	292,588	315,036	178,707	194,978	1,343,147	1,564,828
Units issued	12,545	20,583	1,179	6,813	29,000	89,377
Units redeemed	(46,160)	(43,031)	(31,463)	(23,084)	(244,492)	(311,058)

Units, end of period	258,973	292,588	148,423	178,707	1,127,655	1,343,147

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		Mutual Shares Trust Series I		PIMCO All Asset
	2017	2016 (am)	2017	2016	2017	2016
Income:
Dividend distributions received	$6,754	$1,218	$39,586	$48,529	$61,431	$35,527
Expenses:
Mortality and expense risk and administrative charges	(16,916)	(12,428)	(6,767)	(7,037)	(22,729)	(27,740)

Net investment income (loss)	(10,162)	(11,210)	32,819	41,492	38,702	7,787

Realized gains (losses) on investments:
Capital gain distributions received	12	—	290,717	65,729	—	—
Net realized gain (loss)	—	—	(28,988)	17,514	(9,146)	(87,044)

Realized gains (losses)	12	—	261,729	83,243	(9,146)	(87,044)

Unrealized appreciation (depreciation) during the period	(1)	1	(244,479)	(15,975)	125,765	268,586

Net increase (decrease) in net assets from operations	(10,151)	(11,209)	50,069	108,760	155,321	189,329

Changes from principal transactions:
Purchase payments	—	—	—	240	—	108
Transfers between sub-accounts and the company	8,518	1,225,930	24,606	(36,690)	(37,350)	(299,583)
Withdrawals	(64,193)	(113,296)	(177,876)	(36,939)	(61,839)	(492,039)
Annual contract fee	(6,790)	(5,334)	(5,176)	(6,187)	(3,513)	(4,441)

Net increase (decrease) in net assets from principal transactions	(62,465)	1,107,300	(158,446)	(79,576)	(102,702)	(795,955)

Total increase (decrease) in net assets	(72,616)	1,096,091	(108,377)	29,184	52,619	(606,626)
Net assets at beginning of period	1,096,091	—	748,876	719,692	1,406,001	2,012,627

Net assets at end of period	$1,023,475	$1,096,091	$640,499	$748,876	$1,458,620	$1,406,001

	2017	2016	2017	2016	2017	2016
Units, beginning of period	88,535	—	39,320	43,662	75,286	119,763
Units issued	659	103,796	2,220	216	1,524	693
Units redeemed	(5,728)	(15,261)	(10,142)	(4,558)	(7,863)	(45,170)

Units, end of period	83,466	88,535	31,398	39,320	68,947	75,286

(am)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Science & Technology Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$10,755	$74,238	$23,209	$230,584	$3,579	$—
Expenses:
Mortality and expense risk and administrative charges	(31,334)	(33,373)	(105,623)	(116,816)	(98,779)	(88,407)

Net investment income (loss)	(20,579)	40,865	(82,414)	113,768	(95,200)	(88,407)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	382,874	810,349
Net realized gain (loss)	109,598	120,731	379,817	453,286	853,876	466,656

Realized gains (losses)	109,598	120,731	379,817	453,286	1,236,750	1,277,005

Unrealized appreciation (depreciation) during the period	4,981	(47,036)	(4,169)	(200,411)	1,063,604	(797,756)

Net increase (decrease) in net assets from operations	94,000	114,560	293,234	366,643	2,205,154	390,842

Changes from principal transactions:
Purchase payments	861	1,311	18,010	24,546	2,661	2,686
Transfers between sub-accounts and the company	(39,846)	(27,496)	(262,513)	(524,111)	(140,337)	(156,296)
Withdrawals	(136,297)	(116,945)	(773,480)	(521,021)	(1,247,690)	(643,287)
Annual contract fee	(916)	(1,051)	(17,550)	(19,002)	(4,537)	(4,742)

Net increase (decrease) in net assets from principal transactions	(176,198)	(144,181)	(1,035,533)	(1,039,588)	(1,389,903)	(801,639)

Total increase (decrease) in net assets	(82,198)	(29,621)	(742,299)	(672,945)	815,251	(410,797)
Net assets at beginning of period	2,157,760	2,187,381	7,197,144	7,870,089	6,067,575	6,478,372

Net assets at end of period	$2,075,562	$2,157,760	$6,454,845	$7,197,144	$6,882,826	$6,067,575

	2017	2016	2017	2016	2017	2016
Units, beginning of period	41,646	44,467	186,391	211,580	249,063	284,406
Units issued	382	1,849	4,042	16,674	3,577	3,047
Units redeemed	(3,745)	(4,670)	(31,620)	(41,863)	(48,004)	(38,390)

Units, end of period	38,283	41,646	158,813	186,391	204,636	249,063

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series II		Short Term Government Income Trust Series I		Short Term Government Income Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$38,869	$46,838	$44,501	$59,958
Expenses:
Mortality and expense risk and administrative charges	(118,797)	(93,898)	(44,255)	(43,835)	(62,939)	(79,438)

Net investment income (loss)	(118,797)	(93,898)	(5,386)	3,003	(18,438)	(19,480)

Realized gains (losses) on investments:
Capital gain distributions received	443,639	864,842	—	—	—	—
Net realized gain (loss)	478,321	286,509	(49,861)	(35,215)	(30,384)	(58,790)

Realized gains (losses)	921,960	1,151,351	(49,861)	(35,215)	(30,384)	(58,790)

Unrealized appreciation (depreciation) during the period	1,641,632	(667,883)	30,223	6,833	3,950	36,009

Net increase (decrease) in net assets from operations	2,444,795	389,570	(25,024)	(25,379)	(44,872)	(42,261)

Changes from principal transactions:
Purchase payments	73,212	38,827	17,720	351,690	200,000	17,462
Transfers between sub-accounts and the company	600,105	32,332	417,582	(335,037)	420,803	(841,109)
Withdrawals	(750,590)	(572,511)	(609,091)	(183,549)	(553,845)	(755,347)
Annual contract fee	(23,469)	(20,020)	(1,401)	(1,581)	(8,166)	(12,847)

Net increase (decrease) in net assets from principal transactions	(100,742)	(521,372)	(175,190)	(168,477)	58,792	(1,591,841)

Total increase (decrease) in net assets	2,344,053	(131,802)	(200,214)	(193,856)	13,920	(1,634,102)
Net assets at beginning of period	6,246,868	6,378,670	2,815,801	3,009,657	4,094,495	5,728,597

Net assets at end of period	$8,590,921	$6,246,868	$2,615,587	$2,815,801	$4,108,415	$4,094,495

	2017	2016	2017	2016	2017	2016
Units, beginning of period	208,877	228,134	231,184	244,909	343,778	475,884
Units issued	81,449	24,257	46,757	42,476	144,536	103,612
Units redeemed	(83,834)	(43,514)	(60,413)	(56,201)	(139,157)	(235,718)

Units, end of period	206,492	208,877	217,528	231,184	349,157	343,778

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY

For the years ended December 31,

	Small Cap Growth Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$986	$2,696	$15,369	$52,503
Expenses:
Mortality and expense risk and administrative charges	(42,014)	(36,943)	(3,374)	(3,993)	(96,041)	(85,638)

Net investment income (loss)	(42,014)	(36,943)	(2,388)	(1,297)	(80,672)	(33,135)

Realized gains (losses) on investments:
Capital gain distributions received	—	239,720	9,035	17,974	245,873	421,700
Net realized gain (loss)	(91,144)	(271,176)	(1,039)	(11,737)	185,074	138,003

Realized gains (losses)	(91,144)	(31,456)	7,996	6,237	430,947	559,703

Unrealized appreciation (depreciation) during the period	737,502	36,113	20,748	35,067	373,386	459,028

Net increase (decrease) in net assets from operations	604,344	(32,286)	26,356	40,007	723,661	985,596

Changes from principal transactions:
Purchase payments	1,867	1,137	355	70	13,882	21,791
Transfers between sub-accounts and the company	(106,232)	(142,682)	(3,393)	(79,821)	(227,731)	150,409
Withdrawals	(156,730)	(148,546)	(23,263)	(77,847)	(557,125)	(374,289)
Annual contract fee	(6,264)	(6,002)	(131)	(165)	(24,187)	(23,657)

Net increase (decrease) in net assets from principal transactions	(267,359)	(296,093)	(26,432)	(157,763)	(795,161)	(225,746)

Total increase (decrease) in net assets	336,985	(328,379)	(76)	(117,756)	(71,500)	759,850
Net assets at beginning of period	2,581,517	2,909,896	228,186	345,942	6,274,967	5,515,117

Net assets at end of period	$2,918,502	$2,581,517	$228,110	$228,186	$6,203,467	$6,274,967

	2017	2016	2017	2016	2017	2016
Units, beginning of period	104,832	120,335	7,757	14,024	209,360	218,246
Units issued	3,613	9,885	52	279	3,447	13,373
Units redeemed	(13,461)	(25,388)	(923)	(6,546)	(28,913)	(22,259)

Units, end of period	94,984	104,832	6,886	7,757	183,894	209,360

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Value Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$12,114	$12,485	$15,525	$15,426	$22,219	$15,850
Expenses:
Mortality and expense risk and administrative charges	(42,604)	(39,593)	(96,595)	(88,771)	(49,777)	(50,424)

Net investment income (loss)	(30,490)	(27,108)	(81,070)	(73,345)	(27,558)	(34,574)

Realized gains (losses) on investments:
Capital gain distributions received	189,178	252,233	428,774	559,256	235,153	437,786
Net realized gain (loss)	22,546	79,426	248,341	209,991	(152,280)	(537)

Realized gains (losses)	211,724	331,659	677,115	769,247	82,873	437,249

Unrealized appreciation (depreciation) during the period	82,913	146,500	(17,544)	291,198	(27,537)	237,948

Net increase (decrease) in net assets from operations	264,147	451,051	578,501	987,100	27,778	640,623

Changes from principal transactions:
Purchase payments	710	1,410	131,355	171,249	438	408
Transfers between sub-accounts and the company	14,300	(76,812)	(70,941)	(359,352)	(424,278)	136,291
Withdrawals	(239,088)	(191,766)	(444,195)	(379,698)	(336,025)	(245,342)
Annual contract fee	(979)	(1,079)	(26,145)	(25,080)	(8,390)	(8,416)

Net increase (decrease) in net assets from principal transactions	(225,057)	(268,247)	(409,926)	(592,881)	(768,255)	(117,059)

Total increase (decrease) in net assets	39,090	182,804	168,575	394,219	(740,477)	523,564
Net assets at beginning of period	2,909,823	2,727,019	6,549,825	6,155,606	3,762,220	3,238,656

Net assets at end of period	$2,948,913	$2,909,823	$6,718,400	$6,549,825	$3,021,743	$3,762,220

	2017	2016	2017	2016	2017	2016
Units, beginning of period	79,802	88,066	187,123	214,916	119,161	122,892
Units issued	1,233	96	6,076	8,299	7,464	24,224
Units redeemed	(7,140)	(8,360)	(17,806)	(36,092)	(33,441)	(27,955)

Units, end of period	73,895	79,802	175,393	187,123	93,184	119,161

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$6,742	$20,445	$17,385	$44,211	$102,752	$83,028
Expenses:
Mortality and expense risk and administrative charges	(43,831)	(39,449)	(132,350)	(120,197)	(47,676)	(50,722)

Net investment income (loss)	(37,089)	(19,004)	(114,965)	(75,986)	55,076	32,306

Realized gains (losses) on investments:
Capital gain distributions received	410,738	403,007	1,215,598	1,171,662	—	—
Net realized gain (loss)	138,236	89,402	652,644	352,672	(12,478)	(24,293)

Realized gains (losses)	548,974	492,409	1,868,242	1,524,334	(12,478)	(24,293)

Unrealized appreciation (depreciation) during the period	(238,324)	240,150	(989,664)	616,563	92,057	118,105

Net increase (decrease) in net assets from operations	273,561	713,555	763,613	2,064,911	134,655	126,118

Changes from principal transactions:
Purchase payments	4,796	6,057	35,532	9,731	14,021	3,940
Transfers between sub-accounts and the company	(68,745)	(15,680)	(360,685)	219,052	(9,950)	(49,582)
Withdrawals	(175,956)	(213,639)	(852,246)	(366,176)	(244,993)	(296,707)
Annual contract fee	(1,406)	(1,425)	(19,483)	(20,048)	(1,678)	(2,165)

Net increase (decrease) in net assets from principal transactions	(241,311)	(224,687)	(1,196,882)	(157,441)	(242,600)	(344,514)

Total increase (decrease) in net assets	32,250	488,868	(433,269)	1,907,470	(107,945)	(218,396)
Net assets at beginning of period	2,984,094	2,495,226	9,128,213	7,220,743	3,391,923	3,610,319

Net assets at end of period	$3,016,344	$2,984,094	$8,694,944	$9,128,213	$3,283,978	$3,391,923

	2017	2016	2017	2016	2017	2016
Units, beginning of period	68,247	74,363	260,226	267,334	149,715	165,249
Units issued	962	2,087	5,759	21,285	1,317	2,421
Units redeemed	(6,385)	(8,203)	(41,022)	(28,393)	(11,746)	(17,955)

Units, end of period	62,824	68,247	224,963	260,226	139,286	149,715

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series II		Total Bond Market Series Trust NAV		Total Bond Market Trust Series II
	2017	2016	2017(ab)	2016	2017(ac)	2016
Income:
Dividend distributions received	$188,290	$155,568	$27,851	$28,510	$71,580	$123,459
Expenses:
Mortality and expense risk and administrative charges	(105,923)	(114,479)	(9,658)	(10,216)	(44,586)	(75,047)

Net investment income (loss)	82,367	41,089	18,193	18,294	26,994	48,412

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	65,304	(40,472)	(13,531)	(3,897)	(25,615)	(83,165)

Realized gains (losses)	65,304	(40,472)	(13,531)	(3,897)	(25,615)	(83,165)

Unrealized appreciation (depreciation) during the period	102,956	238,942	19,492	680	41,452	90,788

Net increase (decrease) in net assets from operations	250,627	239,559	24,154	15,077	42,831	56,035

Changes from principal transactions:
Purchase payments	50,787	10,826	—	280	1,375	1,375
Transfers between sub-accounts and the company	(310,960)	62,306	71,736	42,497	254,304	(1,019,685)
Withdrawals	(703,906)	(800,332)	(193,568)	(40,842)	(505,150)	(999,748)
Annual contract fee	(23,415)	(25,148)	(7,038)	(8,243)	(20,049)	(24,162)

Net increase (decrease) in net assets from principal transactions	(987,494)	(752,348)	(128,870)	(6,308)	(269,520)	(2,042,220)

Total increase (decrease) in net assets	(736,867)	(512,789)	(104,716)	8,769	(226,689)	(1,986,185)
Net assets at beginning of period	7,140,265	7,653,054	1,060,812	1,052,043	3,193,660	5,179,845

Net assets at end of period	$6,403,398	$7,140,265	$956,096	$1,060,812	$2,966,971	$3,193,660

	2017	2016	2017	2016	2017	2016
Units, beginning of period	327,692	363,631	83,174	83,680	259,214	421,049
Units issued	28,867	20,811	6,968	4,827	69,657	206,252
Units redeemed	(76,139)	(56,750)	(16,874)	(5,333)	(91,251)	(368,087)

Units, end of period	280,420	327,692	73,268	83,174	237,620	259,214

(ab)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.
(ac)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$45,677	$6,638	$68,560	$59,872	$257,413	$324,473
Expenses:
Mortality and expense risk and administrative charges	(36,600)	(7,049)	(89,703)	(77,421)	(298,434)	(289,837)

Net investment income (loss)	9,077	(411)	(21,143)	(17,549)	(41,021)	34,636

Realized gains (losses) on investments:
Capital gain distributions received	69,878	7,493	122,534	77,983	—	—
Net realized gain (loss)	98,115	28,085	179,159	305,749	(153,249)	(151,933)

Realized gains (losses)	167,993	35,578	301,693	383,732	(153,249)	(151,933)

Unrealized appreciation (depreciation) during the period	247,445	10,967	685,612	111,014	(14,431)	(125,288)

Net increase (decrease) in net assets from operations	424,515	46,134	966,162	477,197	(208,701)	(242,585)

Changes from principal transactions:
Purchase payments	12,089	9,963	14,647	65,212	1,147,019	1,494,666
Transfers between sub-accounts and the company	2,886,890	(7,480)	818,678	(172,656)	9,704,029	22,251,682
Withdrawals	(194,101)	(62,534)	(343,159)	(641,755)	(13,431,965)	(13,562,842)
Annual contract fee	(1,372)	(497)	(22,501)	(22,175)	(85,378)	(97,968)

Net increase (decrease) in net assets from principal transactions	2,703,506	(60,548)	467,665	(771,374)	(2,666,295)	10,085,538

Total increase (decrease) in net assets	3,128,021	(14,414)	1,433,827	(294,177)	(2,874,996)	9,842,953
Net assets at beginning of period	480,505	494,919	4,855,598	5,149,775	20,932,491	11,089,538

Net assets at end of period	$3,608,526	$480,505	$6,289,425	$4,855,598	$18,057,495	$20,932,491

	2017	2016	2017	2016	2017	2016
Units, beginning of period	22,907	26,088	179,667	210,610	1,815,946	924,972
Units issued	133,175	528	30,884	3,584	1,294,892	2,981,238
Units redeemed	(11,788)	(3,709)	(14,060)	(34,527)	(1,523,046)	(2,090,264)

Units, end of period	144,294	22,907	196,491	179,667	1,587,792	1,815,946

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series I		Utilities Trust Series II
	2017	2016	2017	2016
Income:
Dividend distributions received	$34,836	$65,538	$69,002	$135,717
Expenses:
Mortality and expense risk and administrative charges	(23,756)	(23,353)	(50,065)	(48,953)

Net investment income (loss)	11,080	42,185	18,937	86,764

Realized gains (losses) on investments:
Capital gain distributions received	—	24,694	—	53,450
Net realized gain (loss)	33,340	(2,185)	96,501	(3,599)

Realized gains (losses)	33,340	22,509	96,501	49,851

Unrealized appreciation (depreciation) during the period	132,393	63,128	255,734	130,776

Net increase (decrease) in net assets from operations	176,813	127,822	371,172	267,391

Changes from principal transactions:
Purchase payments	—	11,000	19,214	40,160
Transfers between sub-accounts and the company	(11,316)	63,565	(117,835)	189,379
Withdrawals	(154,753)	(56,577)	(328,709)	(150,502)
Annual contract fee	(1,205)	(1,246)	(5,996)	(6,938)

Net increase (decrease) in net assets from principal transactions	(167,274)	16,742	(433,326)	72,099

Total increase (decrease) in net assets	9,539	144,564	(62,154)	339,490
Net assets at beginning of period	1,459,240	1,314,676	3,112,549	2,773,059

Net assets at end of period	$1,468,779	$1,459,240	$3,050,395	$3,112,549

	2017	2016	2017	2016
Units, beginning of period	53,229	52,543	75,503	73,640
Units issued	1,537	6,202	724	9,512
Units redeemed	(7,367)	(5,516)	(10,549)	(7,649)

Units, end of period	47,399	53,229	65,678	75,503

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

1.	Organization

John Hancock Life Insurance Company of New York Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 105 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 2 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
500 Index Fund B Series I	500 Index Fund Series I	10/27/2017
500 Index Fund B Series II	500 Index Fund Series II	10/27/2017
500 Index Fund B Series NAV	500 Index Fund Series NAV	10/27/2017
International Equity Index Trust B Series I	International Equity Index Series I	10/27/2017
International Equity Index Trust B Series II	International Equity Index Series II	10/27/2017
International Equity Index Trust B Series NAV	International Equity Index Series NAV	10/27/2017
Lifestyle Aggressive MVP Series I	Managed Volatility Aggressive Portfolio Series I	10/27/2017
Lifestyle Aggressive MVP Series II	Managed Volatility Aggressive Portfolio Series II	10/27/2017
Lifestyle Aggressive Trust PS Series I	Lifestyle Aggressive Portfolio Series I	10/27/2017
Lifestyle Aggressive Trust PS Series II	Lifestyle Aggressive Portfolio Series II	10/27/2017
Lifestyle Balanced MVP Series I	Managed Volatility Balanced Portfolio Series I	10/27/2017
Lifestyle Balanced MVP Series II	Managed Volatility Balanced Portfolio Series II	10/27/2017
Lifestyle Balanced Trust PS Series I	Lifestyle Balanced Portfolio Series I	10/27/2017
Lifestyle Balanced Trust PS Series II	Lifestyle Balanced Portfolio Series II	10/27/2017
Lifestyle Conservative MVP Series I	Managed Volatility Conservative Portfolio Series I	10/27/2017
Lifestyle Conservative MVP Series II	Managed Volatility Conservative Portfolio Series II	10/27/2017

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

1.	Organization — (continued):

Previous Name	New Name	Effective Date
Lifestyle Conservative Trust PS Series I	Lifestyle Conservative Portfolio Series I	10/27/2017
Lifestyle Conservative Trust PS Series II	Lifestyle Conservative Portfolio Series II	10/27/2017
Lifestyle Growth MVP Series I	Managed Volatility Growth Portfolio Series I	10/27/2017
Lifestyle Growth MVP Series II	Managed Volatility Growth Portfolio Series II	10/27/2017
Lifestyle Growth Trust PS Series I	Lifestyle Growth Portfolio Series I	10/27/2017
Lifestyle Growth Trust PS Series II	Lifestyle Growth Portfolio Series II	10/27/2017
Lifestyle Growth Trust PS Series NAV	Lifestyle Growth Portfolio Series NAV	10/27/2017
Lifestyle Moderate MVP Series I	Managed Volatility Moderate Portfolio Series I	10/27/2017
Lifestyle Moderate MVP Series II	Managed Volatility Moderate Portfolio Series II	10/27/2017
Lifestyle Moderate Trust PS Series I	Lifestyle Moderate Portfolio Series I	10/27/2017
Lifestyle Moderate Trust PS Series II	Lifestyle Moderate Portfolio Series II	10/27/2017
Total Bond Market Trust B Series II	Total Bond Market Trust Series II	10/27/2017
Total Bond Market Trust B Series NAV	Total Bond Market Series Trust NAV	10/27/2017
Funds transferred in 2017 are as follows:
Transferred from	Transferred to	Effective Date
All Cap Core Trust Series I	Total Stock Market Index Trust Series I	04/28/2017
All Cap Core Trust Series II	Total Stock Market Index Trust Series II	04/28/2017
American New World Trust Series II	Emerging Markets Value Trust Series II	10/27/2017
American New World Trust Series III	Emerging Markets Value Trust Series NAV	10/27/2017
Core Strategy Trust Series I	Lifestyle Growth Portfolio Series I	10/27/2017
Core Strategy Trust Series II	Lifestyle Growth Portfolio Series II	10/27/2017
Core Strategy Trust Series NAV	Lifestyle Growth Portfolio Series NAV	10/27/2017
Value Trust Series I	Mid Cap Index Trust Series I	10/27/2017
Value Trust Series II	Mid Cap Index Trust Series II	10/27/2017

Sub-accounts opened in 2017 are as follows:

Sub-accounts Opened	Effective Date
Emerging Markets Value Trust Series II	10/27/2017

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxa ble income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2017, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company . Contracts are sold by registered representatives of either John Hancock Distributors , LLC or other broker-dealers having distribution agreements with John Hancock Distributors , LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participant s at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three -level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2017. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$2,976,130,923	—	—	2,976,130,923
NonAffiliated	$4,476,641	—	—	4,476,641

Total	$2,980,607,564	—	—	2,980,607,564

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2017 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund Series I	$515,076	$1,529,652
500 Index Fund Series II	1,500,559	530,143
500 Index Fund Series NAV	361,664	1,231,180
Active Bond Trust Series I	86,011	192,057
Active Bond Trust Series II	3,558,078	3,045,378
All Cap Core Trust Series I (i)	31,447	2,935,835
All Cap Core Trust Series II (j)	43,123	997,350
American Asset Allocation Trust Series I	676,237	1,580,393
American Asset Allocation Trust Series II	6,848,635	14,766,267
American Global Growth Trust Series II	1,424,062	3,469,583
American Global Growth Trust Series III	703	1,513
American Growth Trust Series II	14,311,437	17,673,094
American Growth Trust Series III	84,187	184,940
American Growth-Income Trust Series I	1,275,072	1,042,662
American Growth-Income Trust Series II	15,987,461	13,712,288
American Growth-Income Trust Series III	133,954	319,897
American International Trust Series II	3,739,826	10,270,311
American International Trust Series III	31,297	143,632
American New World Trust Series II (b)	893,105	5,811,161
American New World Trust Series III (c)	0	15,026
Blue Chip Growth Trust Series I	1,583,954	3,022,731
Blue Chip Growth Trust Series II	3,207,778	4,481,099
Bond Trust Series I	95,179	210,341
Bond Trust Series II	9,783,900	11,190,468
Capital Appreciation Trust Series I	966,281	1,430,335
Capital Appreciation Trust Series II	957,788	1,084,508
Capital Appreciation Value Trust Series II	1,556,987	2,183,630
Core Bond Trust Series I	308,854	735,323
Core Bond Trust Series II	952,060	3,014,116
Core Strategy Trust Series I (d)	11,082	228,209
Core Strategy Trust Series II (e)	13,740,225	234,803,977
Core Strategy Trust Series NAV (f)	12,209	251,015
DWS Equity 500 Index (a)	182,144	378,335
Emerging Markets Value Trust Series II	5,419,780	177,009
Equity Income Trust Series I	2,457,756	3,170,622
Equity Income Trust Series II	2,895,068	4,510,230
Financial Industries Trust Series I	75,058	148,575
Financial Industries Trust Series II	1,004,726	1,652,510
Fundamental All Cap Core Trust Series II	360,729	1,219,744
Fundamental Large Cap Value Trust Series I	567,254	3,154,489
Fundamental Large Cap Value Trust Series II	667,311	4,709,642
Global Bond Trust Series I	61,685	128,736
Global Bond Trust Series II	1,235,415	1,762,099
Global Trust Series I	149,401	900,241
Global Trust Series II	374,686	777,751
Health Sciences Trust Series I	479,949	454,433
Health Sciences Trust Series II	2,600,451	3,674,997
High Yield Trust Series I	197,131	350,399
High Yield Trust Series II	1,024,177	1,680,916

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
International Equity Index Series I	$45,190	$111,292
International Equity Index Series II	285,982	194,702
International Equity Index Series NAV	132,150	172,230
International Growth Stock Trust Series II	242,680	876,409
International Small Company Trust Series I	84,761	226,603
International Small Company Trust Series II	366,385	492,294
International Value Trust Series I	116,542	664,594
International Value Trust Series II	402,080	1,241,403
Investment Quality Bond Trust Series I	260,694	688,562
Investment Quality Bond Trust Series II	1,620,813	2,161,749
Lifestyle Aggressive Portfolio Series I	79,915	172,996
Lifestyle Aggressive Portfolio Series II	597,499	2,282,166
Lifestyle Balanced Portfolio Series I	332,337	4,914,929
Lifestyle Balanced Portfolio Series II	14,327,042	51,470,763
Lifestyle Conservative Portfolio Series I	197,816	435,996
Lifestyle Conservative Portfolio Series II	4,061,643	13,787,539
Lifestyle Growth Portfolio Series I	831,281	1,503,213
Lifestyle Growth Portfolio Series II	233,461,888	92,186,324
Lifestyle Growth Portfolio Series NAV	248,231	1,532
Lifestyle Moderate Portfolio Series I	103,264	205,818
Lifestyle Moderate Portfolio Series II	6,317,109	22,901,772
Managed Volatility Aggressive Portfolio Series I	50,519	38,990
Managed Volatility Aggressive Portfolio Series II	140,799	1,088,391
Managed Volatility Balanced Portfolio Series I	662,374	1,519,024
Managed Volatility Balanced Portfolio Series II	16,866,930	35,422,651
Managed Volatility Conservative Portfolio Series I	81,100	507,209
Managed Volatility Conservative Portfolio Series II	5,949,951	12,224,755
Managed Volatility Growth Portfolio Series I	267,110	573,293
Managed Volatility Growth Portfolio Series II	21,739,093	34,557,067
Managed Volatility Moderate Portfolio Series I	620,524	544,026
Managed Volatility Moderate Portfolio Series II	6,869,001	19,190,596
Mid Cap Index Trust Series I	3,995,187	258,655
Mid Cap Index Trust Series II	3,135,417	2,100,540
Mid Cap Stock Trust Series I	243,624	1,210,483
Mid Cap Stock Trust Series II	671,716	1,840,298
Mid Value Trust Series I	322,220	447,604
Mid Value Trust Series II	1,150,527	1,502,349
Money Market Trust Series I	30,179	469,068
Money Market Trust Series II	187,428	2,801,945
Money-Market Trust Series NAV	14,326	86,942
Mutual Shares Trust Series I	372,852	207,761
PIMCO All Asset (a)	90,779	154,780
Real Estate Securities Trust Series I	29,310	226,087
Real Estate Securities Trust Series II	177,480	1,295,427
Science & Technology Trust Series I	522,856	1,625,085
Science & Technology Trust Series II	3,414,906	3,190,804
Short Term Government Income Trust Series I	597,560	778,135
Short Term Government Income Trust Series II	1,749,924	1,709,569
Small Cap Growth Trust Series I	0	19,342
Small Cap Growth Trust Series II	99,694	409,069
Small Cap Index Trust Series I	11,610	31,397
Small Cap Index Trust Series II	363,976	993,937

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Small Cap Opportunities Trust Series I	$245,069	$311,437
Small Cap Opportunities Trust Series II	656,523	718,744
Small Cap Value Trust Series II	491,794	1,052,453
Small Company Value Trust Series I	459,753	327,417
Small Company Value Trust Series II	1,436,012	1,532,260
Strategic Income Opportunities Trust Series I	129,805	317,330
Strategic Income Opportunities Trust Series II	832,859	1,737,986
Total Bond Market Series Trust NAV	116,796	227,473
Total Bond Market Trust Series II	877,916	1,120,443
Total Stock Market Index Trust Series I	3,091,195	308,734
Total Stock Market Index Trust Series II	1,072,333	503,274
Ultra Short Term Bond Trust Series I	207,606	207,606
Ultra Short Term Bond Trust Series II	14,678,422	17,385,739
Utilities Trust Series I	78,792	234,987
Utilities Trust Series II	100,888	515,277
Value Trust Series I (g)	2,723,284	4,344,182
Value Trust Series II (h)	1,602,322	3,162,526

(a)	Sub-account that invests in non-affiliated Trust.
(b)

Terminated as an investment option and funds transferred to Emerging Markets Value Trust Series II on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(c)

Terminated as an investment option and funds transferred to Emerging Markets Value Trust Series NAV on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(d)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series II on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(f)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series NAV on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(g)

Terminated as an investment option and funds transferred to Mid Cap Index Trust Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(h)

Terminated as an investment option and funds transferred to Mid Cap Index Trust Series II on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(i)

Terminated as an investment option and funds transferred to Total Stock Market Index Trust Series I on April 28, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(j)

Terminated as an investment option and funds transferred to Total Stock Market Index Trust Series II on April 28, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund Series I	2017	(g)	550	$24.16 to $23.73	$13,369	1.75% to 1.40%	1.68%	19.84% to 19.42%
	2016		603	20.16 to 19.87	12,253	1.75 to 1.40	3.75	10.04 to 9.66
	2015		155	18.32 to 18.12	2,825	1.75 to 1.40	1.57	-0.30 to -0.65
	2014		192	18.38 to 18.24	3,513	1.75 to 1.40	1.71	11.75 to 11.36
	2013		167	16.45 to 16.38	2,744	1.75 to 1.40	1.81	30.19 to 29.74

500 Index Fund Series II	2017	(h)	576	23.92 to 23.37	13,772	1.85 to 1.40	1.58	19.60 to 19.07
	2016		538	20.00 to 19.62	10,784	1.85 to 1.40	1.62	9.83 to 9.33
	2015		488	18.21 to 17.95	8,920	1.85 to 1.40	1.40	-0.54 to -0.99
	2014		561	18.31 to 18.13	10,251	1.85 to 1.40	1.38	11.58 to 11.08
	2013		573	16.41 to 16.32	9,409	1.85 to 1.40	1.45	29.86 to 29.28

500 Index Fund Series NAV	2017	(i)	282	24.98 to 22.67	6,605	1.75 to 0.80	1.69	20.58 to 19.44
	2016		325	20.72 to 18.98	6,388	1.75 to 0.80	1.77	10.76 to 9.71
	2015		348	18.71 to 17.30	6,208	1.75 to 0.80	1.63	0.35 to -0.60
	2014		423	18.64 to 17.27	7,550	1.85 to 0.80	1.51	12.52 to 11.35
	2013		531	16.57 to 15.51	8,480	1.85 to 0.80	1.74	29.61 to 25.36

Active Bond Trust Series I	2017		79	20.00 to 19.13	1,570	1.75 to 1.40	3.33	3.39 to 3.03
	2016		86	19.35 to 18.57	1,652	1.75 to 1.40	3.51	2.89 to 2.53
	2015		106	18.80 to 18.11	1,992	1.75 to 1.40	4.94	-1.22 to -1.57
	2014		120	19.04 to 18.40	2,282	1.75 to 1.40	3.49	5.33 to 4.96
	2013		153	18.07 to 17.53	2,751	1.75 to 1.40	5.28	-1.15 to -1.49

Active Bond Trust Series II	2017		1,205	18.43 to 12.62	22,929	1.85 to 1.15	3.25	3.44 to 2.72
	2016		1,198	17.94 to 12.21	22,133	1.85 to 1.00	3.33	2.32 to -2.36
	2015		1,346	18.40 to 17.53	24,232	1.85 to 1.40	4.62	-1.53 to -1.97
	2014		1,497	18.68 to 17.89	27,411	1.85 to 1.40	3.25	5.11 to 4.64
	2013		1,909	17.77 to 17.09	33,316	1.85 to 1.40	5.34	-1.35 to -1.79

American Asset Allocation Trust Series I	2017		304	20.39 to 19.64	6,180	1.75 to 1.40	1.10	14.18 to 13.79
	2016		372	17.86 to 17.26	6,624	1.75 to 1.40	1.26	7.48 to 7.10
	2015		387	16.61 to 16.12	6,415	1.75 to 1.40	1.95	-0.35 to -0.70
	2014		441	16.67 to 16.23	7,336	1.75 to 1.40	1.49	3.58 to 3.22
	2013		485	16.09 to 15.72	7,796	1.75 to 1.40	1.05	21.58 to 21.16

American Asset Allocation Trust Series II	2017		4,101	19.73 to 19.11	80,569	1.90 to 1.00	1.05	14.54 to 13.52
	2016		4,807	17.22 to 16.83	82,647	1.90 to 1.00	1.08	7.83 to 6.87
	2015		5,321	15.97 to 15.75	85,726	1.90 to 1.00	1.81	-0.09 to -0.99
	2014		6,075	15.99 to 15.91	99,256	1.90 to 1.00	1.30	3.85 to 2.92
	2013		6,859	15.46 to 15.39	108,866	1.90 to 1.00	0.90	20.81 to 18.11

American Global Growth Trust Series II	2017		510	22.14 to 21.32	11,325	1.85 to 1.00	0.17	29.62 to 28.53
	2016		653	17.08 to 16.59	11,227	1.85 to 1.00	0.78	-0.89 to -1.73
	2015		763	17.23 to 16.88	13,282	1.85 to 1.00	1.40	5.44 to 4.54
	2014		891	16.34 to 16.08	14,627	1.90 to 1.00	0.61	0.81 to -0.10
	2013		1,051	16.21 to 16.10	17,367	1.90 to 1.00	0.78	26.01 to 24.60

American Global Growth Trust Series III	2017		0	25.79 to 25.79	8	0.80 to 0.80	0.58	30.30 to 30.30
	2016		0	19.79 to 19.44	8	1.00 to 0.80	1.29	-0.17 to -0.37
	2015		0	19.82 to 19.51	7	1.00 to 0.80	1.94	6.17 to 5.95
	2014		0	18.67 to 17.73	8	1.55 to 0.80	0.89	1.50 to 0.74
	2013		1	18.40 to 17.60	10	1.55 to 0.80	1.74	27.13 to 25.28

American Growth Trust Series II	2017		2,475	38.99 to 25.04	92,071	1.90 to 1.00	0.28	26.47 to 25.34
	2016		2,958	31.11 to 19.80	86,997	1.90 to 1.00	0.32	7.95 to 6.98
	2015		3,347	29.08 to 18.34	91,932	1.90 to 1.00	0.09	5.29 to 4.35
	2014		3,933	27.87 to 17.42	103,063	1.90 to 1.00	0.63	6.89 to 5.93
	2013		4,814	26.31 to 16.30	119,450	1.90 to 1.00	0.37	27.04 to 24.86

American Growth Trust Series III	2017		14	27.48 to 25.51	382	1.55 to 0.80	0.63	27.20 to 26.25
	2016		21	21.60 to 20.21	444	1.55 to 0.80	0.79	8.61 to 7.80
	2015		22	19.89 to 18.75	441	1.55 to 0.80	0.60	6.02 to 5.22
	2014		25	18.76 to 17.82	466	1.55 to 0.80	1.17	7.61 to 6.81
	2013		26	17.43 to 16.68	458	1.55 to 0.80	0.87	28.07 to 25.57

American Growth-Income Trust Series I	2017		195	36.26 to 34.45	6,959	1.75 to 1.40	1.04	20.34 to 19.92
	2016		220	30.13 to 28.72	6,560	1.75 to 1.40	1.61	9.56 to 9.18
	2015		239	27.50 to 26.31	6,493	1.75 to 1.40	1.27	-0.29 to -0.64
	2014		277	27.58 to 26.48	7,549	1.75 to 1.40	0.86	8.72 to 8.34
	2013		323	25.37 to 24.44	8,110	1.75 to 1.40	0.95	31.16 to 30.71

American Growth-Income Trust Series II	2017		2,655	33.31 to 24.07	86,582	1.90 to 1.00	0.97	20.68 to 19.60
	2016		3,032	27.85 to 19.94	82,343	1.90 to 1.00	1.51	9.95 to 8.97
	2015		3,497	25.56 to 18.14	86,647	1.90 to 1.00	1.14	-0.04 to -0.94
	2014		3,977	25.80 to 18.14	99,098	1.90 to 1.00	0.70	9.02 to 8.05
	2013		4,841	23.88 to 16.64	111,884	1.90 to 1.00	0.79	30.34 to 27.13

American Growth-Income Trust Series III	2017		23	26.77 to 24.86	602	1.55 to 0.80	1.21	21.42 to 20.51
	2016		35	22.05 to 20.63	768	1.55 to 0.80	2.01	10.65 to 9.83

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

American Growth-Income Trust Series III	2015		38	$19.93 to $18.78	$744	1.55% to 0.80%	1.72%	0.66% to -0.10%
	2014		41	19.80 to 18.80	812	1.55 to 0.80	1.22	9.75 to 8.93
	2013		45	18.04 to 17.26	804	1.55 to 0.80	1.31	31.45 to 27.90

American International Trust Series II	2017		1,555	33.82 to 18.28	47,579	1.90 to 1.00	0.72	30.19 to 29.03
	2016		1,888	26.21 to 14.04	44,092	1.90 to 1.00	0.82	1.95 to 1.03
	2015		2,045	25.95 to 13.78	47,113	1.90 to 1.00	0.95	-5.92 to -6.77
	2014		2,244	27.83 to 14.64	55,011	1.90 to 1.00	0.81	-4.11 to -4.97
	2013		2,511	29.28 to 15.27	64,850	1.90 to 1.00	0.77	18.71 to 17.90

American International Trust Series III	2017		19	18.13 to 16.83	341	1.55 to 0.80	1.08	31.07 to 30.09
	2016		27	13.83 to 12.94	373	1.55 to 0.80	1.32	2.66 to 1.90
	2015		28	13.47 to 12.70	371	1.55 to 0.80	1.50	-5.30 to -6.01
	2014		29	14.23 to 13.51	414	1.55 to 0.80	1.37	-3.44 to -4.16
	2013		29	14.73 to 14.10	421	1.55 to 0.80	1.30	19.71 to 18.61

Blue Chip Growth Trust Series I	2017		403	61.83 to 27.44	21,947	1.75 to 1.40	0.07	34.39 to 33.93
	2016		451	46.00 to 20.49	18,476	1.75 to 1.40	0.01	-0.59 to -0.94
	2015		496	46.28 to 20.68	20,528	1.75 to 1.40	0.00	9.52 to 9.13
	2014		572	42.26 to 18.95	21,491	1.75 to 1.40	0.00	7.56 to 7.18
	2013		658	39.29 to 17.68	22,857	1.75 to 1.40	0.27	39.37 to 38.88

Blue Chip Growth Trust Series II	2017		451	36.82 to 27.92	17,067	1.90 to 1.00	0.00	34.62 to 33.41
	2016		517	27.60 to 20.74	14,544	1.90 to 1.00	0.00	-0.38 to -1.28
	2015		593	27.96 to 20.82	16,882	1.90 to 1.00	0.00	9.73 to 8.74
	2014		620	25.71 to 18.98	16,230	1.90 to 1.00	0.00	7.80 to 6.83
	2013		708	24.06 to 17.60	17,249	1.90 to 1.00	0.11	38.38 to 35.68

Bond Trust Series I	2017		56	14.21 to 13.57	790	1.55 to 0.80	2.66	2.85 to 2.08
	2016		65	13.82 to 13.29	896	1.55 to 0.80	2.91	2.24 to 1.48
	2015		66	13.52 to 13.10	884	1.55 to 0.80	2.87	-0.55 to -1.30
	2014		73	13.59 to 13.27	981	1.55 to 0.80	2.59	4.69 to 3.91
	2013		76	12.98 to 12.77	985	1.55 to 0.80	2.97	-2.24 to -2.88

Bond Trust Series II	2017		4,728	13.08 to 12.54	62,754	2.00 to 1.00	2.56	2.43 to 1.42
	2016		4,886	12.77 to 12.37	63,615	2.00 to 1.00	2.65	1.83 to 0.82
	2015		5,035	12.54 to 12.27	64,720	2.00 to 1.00	2.59	-0.95 to -1.94
	2014		5,628	12.53 to 12.51	73,486	2.00 to 0.80	2.35	0.27 to 0.09
	2013		6,475	12.61 to 12.13	82,017	1.90 to 1.00	2.74	-2.67 to -3.48

Capital Appreciation Trust Series I	2017		467	23.65 to 22.27	10,946	1.75 to 1.40	0.06	34.64 to 34.17
	2016		524	17.56 to 16.60	9,115	1.75 to 1.40	0.00	-2.45 to -2.79
	2015		601	18.01 to 17.07	10,717	1.75 to 1.40	0.00	9.91 to 9.52
	2014		695	16.38 to 15.59	11,275	1.75 to 1.40	0.05	8.13 to 7.75
	2013		795	15.15 to 14.47	11,932	1.75 to 1.40	0.24	35.50 to 35.03

Capital Appreciation Trust Series II	2017		238	33.99 to 27.07	8,253	1.85 to 1.00	0.00	34.85 to 33.72
	2016		260	25.42 to 20.07	6,721	1.85 to 1.00	0.00	-2.25 to -3.07
	2015		334	26.23 to 20.53	8,894	1.85 to 1.00	0.00	10.06 to 9.13
	2014		341	23.88 to 18.65	8,285	1.90 to 1.00	0.00	8.38 to 7.41
	2013		383	22.23 to 17.21	8,686	1.90 to 1.00	0.21	34.52 to 33.83

Capital Appreciation Value Trust Series II	2017		1,060	23.58 to 21.39	24,424	1.90 to 1.00	1.24	13.85 to 12.83
	2016		1,137	20.90 to 18.79	23,138	1.90 to 1.00	1.12	6.77 to 5.81
	2015		1,191	19.75 to 17.60	23,420	1.90 to 1.00	0.89	4.05 to 3.12
	2014		1,236	19.16 to 16.91	24,057	1.90 to 1.00	1.21	10.93 to 9.93
	2013		1,324	17.43 to 15.25	23,451	1.90 to 1.00	1.04	19.64 to 16.73

Core Bond Trust Series I	2017		388	17.69 to 16.93	6,754	1.75 to 1.40	2.08	1.97 to 1.62
	2016		420	17.35 to 16.66	7,179	1.75 to 1.40	1.95	1.31 to 0.96
	2015		461	17.13 to 16.50	7,791	1.75 to 1.40	2.35	-2.65 to -2.88

Core Bond Trust Series II	2017		767	16.63 to 12.64	12,698	1.85 to 1.00	1.84	2.18 to 1.32
	2016		904	16.41 to 12.37	14,738	1.85 to 1.00	1.78	1.52 to 0.66
	2015		953	16.30 to 12.19	15,376	1.85 to 1.00	1.98	-1.72 to -2.50
	2014		74	17.33 to 16.59	1,250	1.85 to 1.40	2.96	4.26 to 3.80
	2013		57	16.62 to 15.98	934	1.85 to 1.40	1.77	-3.71 to -4.14

DWS Equity 500 Index(e)	2017		73	42.55 to 40.34	3,018	1.75 to 1.40	1.37	19.38 to 18.97
	2016		82	35.64 to 33.91	2,840	1.75 to 1.40	1.78	9.65 to 9.27
	2015		98	32.50 to 31.03	3,105	1.75 to 1.40	1.37	-0.64 to -0.99
	2014		124	32.71 to 30.96	3,980	1.85 to 1.40	1.51	11.43 to 10.93
	2013		156	29.35 to 27.91	4,480	1.85 to 1.40	1.51	29.61 to 29.03

Emerging Markets Value Trust Series II	2017	(f)	417	12.98 to 12.96	5,411	1.85 to 1.00	4.41	3.81 to 3.66

Equity Income Trust Series I	2017		432	62.27 to 33.40	24,034	1.75 to 1.40	2.22	14.68 to 14.28
	2016		481	54.30 to 29.23	23,463	1.75 to 1.40	2.18	17.47 to 17.06
	2015		543	46.22 to 24.97	22,588	1.75 to 1.40	1.87	-8.04 to -8.37
	2014		607	50.27 to 27.25	27,365	1.75 to 1.40	1.79	5.98 to 5.61
	2013		670	47.43 to 25.80	28,484	1.75 to 1.40	1.89	28.24 to 27.79

Equity Income Trust Series II	2017		764	27.25 to 21.58	21,572	1.90 to 1.00	2.02	14.85 to 13.83
	2016		895	23.94 to 18.79	21,988	1.90 to 1.00	2.02	17.73 to 16.67

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Equity Income Trust Series II	2015		966	$20.52 to $15.96	$20,286	1.90% to 1.00%	1.66%	-7.84% to -8.67%
	2014		1,083	22.46 to 17.31	24,890	1.90 to 1.00	1.58	6.17 to 5.22
	2013		1,223	21.35 to 16.31	26,727	1.90 to 1.00	1.65	27.31 to 22.48

Financial Industries Trust Series I	2017		26	25.09 to 23.66	628	1.75 to 1.40	1.19	13.69 to 13.29
	2016		29	22.07 to 20.89	624	1.75 to 1.40	1.52	17.71 to 17.30
	2015		27	18.75 to 17.81	495	1.75 to 1.40	0.98	-4.00 to -4.33
	2014		28	19.53 to 18.61	532	1.75 to 1.40	0.67	7.14 to 6.76
	2013		32	18.23 to 17.44	574	1.75 to 1.40	0.58	28.94 to 28.49

Financial Industries Trust Series II	2017		132	24.91 to 22.85	3,373	1.85 to 1.00	0.99	13.88 to 12.92
	2016		158	22.06 to 20.07	3,572	1.85 to 1.00	1.27	18.02 to 17.02
	2015		153	18.86 to 17.00	2,941	1.85 to 1.00	0.72	-3.85 to -4.66
	2014		190	19.65 to 17.68	3,773	1.90 to 1.00	0.50	7.34 to 6.38
	2013		229	18.47 to 16.47	4,257	1.90 to 1.00	0.42	28.03 to 22.12

Fundamental All Cap Core Trust Series II	2017		138	41.52 to 39.45	5,581	1.75 to 1.40	0.55	25.66 to 25.23
	2016		163	33.04 to 31.50	5,263	1.75 to 1.40	0.18	6.61 to 6.24
	2015		182	30.99 to 29.65	5,517	1.75 to 1.40	0.00	2.39 to 2.03
	2014		233	30.27 to 28.72	6,905	1.85 to 1.40	0.20	8.03 to 7.55
	2013		303	28.02 to 26.71	8,327	1.85 to 1.40	0.73	33.66 to 33.06

Fundamental Large Cap Value Trust Series I	2017		793	28.05 to 17.46	23,259	1.75 to 1.00	1.61	16.27 to 15.40
	2016		889	24.30 to 15.02	22,546	1.75 to 1.00	2.22	9.08 to 8.26
	2015		993	22.45 to 13.77	23,196	1.75 to 1.00	0.98	-2.09 to -2.83
	2014		1,113	23.10 to 14.10	26,687	1.75 to 0.80	2.61	9.73 to 8.69
	2013		73	21.25 to 12.84	1,585	1.75 to 0.80	0.00	2.76 to 2.69

Fundamental Large Cap Value Trust Series II	2017		975	27.44 to 15.49	26,316	1.85 to 1.00	1.39	16.03 to 15.06
	2016		1,134	23.85 to 13.35	26,562	1.85 to 1.00	2.02	8.86 to 7.94
	2015		1,306	22.10 to 12.26	28,001	1.85 to 1.00	0.77	-2.28 to -3.11
	2014		1,593	22.68 to 12.55	34,316	1.90 to 1.00	1.12	0.37 to 0.23
	2013		346	21.98 to 21.04	7,488	1.85 to 1.40	0.88	30.27 to 29.69

Global Bond Trust Series I	2017		43	38.18 to 23.52	1,540	1.75 to 1.40	2.28	7.25 to 6.87
	2016		45	35.60 to 22.01	1,513	1.75 to 1.40	0.00	1.62 to 1.26
	2015		48	35.03 to 21.73	1,545	1.75 to 1.40	2.52	-4.84 to -5.17
	2014		54	22.92 to 15.64	1,819	1.75 to 0.80	0.91	1.47 to 0.51
	2013		63	22.80 to 15.41	2,085	1.75 to 0.80	0.43	-6.17 to -7.06

Global Bond Trust Series II	2017		411	21.24 to 12.18	8,260	1.90 to 1.00	1.92	7.40 to 6.45
	2016		447	19.95 to 11.34	8,269	1.90 to 1.00	0.00	1.89 to 0.98
	2015		481	19.76 to 11.13	8,916	1.90 to 1.00	2.56	-4.69 to -5.54
	2014		567	20.92 to 11.68	11,158	1.90 to 1.00	0.73	1.11 to 0.21
	2013		668	20.88 to 11.55	13,536	1.90 to 1.00	0.24	-6.61 to -7.44

Global Trust Series I	2017		173	20.54 to 19.95	7,176	1.75 to 0.80	1.84	17.93 to 16.82
	2016		193	17.58 to 16.91	6,829	1.75 to 0.80	4.53	8.59 to 7.57
	2015		210	16.34 to 15.57	6,857	1.75 to 0.80	1.86	-7.17 to -8.05
	2014		235	17.78 to 16.78	8,311	1.75 to 0.80	1.98	-3.38 to -4.29
	2013		238	18.57 to 17.36	8,955	1.75 to 0.80	1.47	28.81 to 26.45

Global Trust Series II	2017		281	22.61 to 14.56	6,511	1.90 to 1.00	1.70	17.45 to 16.40
	2016		306	19.42 to 12.39	5,967	1.90 to 1.00	4.30	8.15 to 7.18
	2015		348	18.12 to 11.46	6,297	1.90 to 1.00	1.63	-7.54 to -8.37
	2014		452	19.78 to 12.39	8,890	1.90 to 1.00	2.96	-0.84 to -0.98
	2013		245	21.98 to 20.86	5,298	1.85 to 1.40	1.33	29.02 to 28.44

Health Sciences Trust Series I	2017		53	70.25 to 66.27	3,629	1.75 to 1.40	0.00	25.74 to 25.30
	2016		58	55.87 to 52.89	3,127	1.75 to 1.40	0.07	-11.82 to -12.12
	2015		68	63.36 to 60.19	4,228	1.75 to 1.40	0.00	11.13 to 10.74
	2014		75	57.01 to 54.35	4,158	1.75 to 1.40	0.00	30.00 to 29.54
	2013		81	43.86 to 41.95	3,484	1.75 to 1.40	0.00	48.98 to 48.46

Health Sciences Trust Series II	2017		165	69.65 to 30.28	11,430	1.90 to 1.00	0.00	25.99 to 24.87
	2016		200	55.78 to 24.04	10,935	1.90 to 1.00	0.00	-11.66 to -12.45
	2015		254	63.71 to 27.21	15,881	1.90 to 1.00	0.00	11.38 to 10.38
	2014		257	57.72 to 24.43	14,599	1.90 to 1.00	0.00	30.24 to 29.07
	2013		278	44.72 to 18.76	12,358	1.90 to 1.00	0.00	47.95 to 38.97

High Yield Trust Series I	2017		73	22.42 to 14.22	1,663	1.75 to 0.80	5.18	6.65 to 5.64
	2016		83	21.22 to 13.34	1,779	1.75 to 0.80	6.75	15.34 to 14.25
	2015		98	18.58 to 11.56	1,843	1.75 to 0.80	7.19	-9.05 to -9.91
	2014		112	20.62 to 12.71	2,373	1.75 to 0.80	6.56	-0.68 to -1.62
	2013		115	20.96 to 12.80	2,466	1.75 to 0.80	6.60	6.64 to 2.41

High Yield Trust Series II	2017		251	25.39 to 14.79	6,102	1.90 to 1.00	4.94	6.07 to 5.12
	2016		288	24.16 to 13.94	6,630	1.90 to 1.00	6.55	15.00 to 13.97
	2015		331	21.34 to 12.12	6,500	1.85 to 1.00	6.75	-9.46 to -10.22
	2014		368	23.62 to 13.39	8,111	1.90 to 1.00	5.88	-1.24 to -2.12
	2013		429	24.13 to 13.56	10,149	1.90 to 1.00	6.74	6.32 to 4.87

International Equity Index Series I	2017	(j)	47	16.85 to 16.55	794	1.75 to 1.40	2.11	25.54 to 25.10
	2016		52	13.42 to 13.23	692	1.75 to 1.40	2.58	3.00 to 2.64

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
International Equity Index Series I	2015		58	$13.03 to $12.89	$751	1.75% to 1.40%	2.12%	-7.22% to -7.55%
	2014		79	14.05 to 13.94	1,111	1.75 to 1.40	3.37	-5.94 to -6.27
	2013		73	14.94 to 14.88	1,084	1.75 to 1.40	2.38	12.96 to 12.57

International Equity Index Series II	2017	(k)	190	16.61 to 16.29	3,141	1.85 to 1.00	2.04	25.78 to 24.72
	2016		185	13.21 to 13.07	2,439	1.85 to 1.00	2.43	3.20 to 2.33
	2015		202	12.80 to 12.77	2,606	1.85 to 1.00	2.14	-7.05 to -7.84
	2014		217	13.84 to 13.77	3,029	1.90 to 1.00	2.66	-5.75 to -6.59
	2013		253	14.82 to 14.61	3,757	1.90 to 1.00	2.10	12.41 to 12.17

International Equity Index Series NAV	2017	(l)	93	13.68 to 13.04	1,244	1.85 to 1.40	2.25	25.68 to 25.12
	2016		96	10.89 to 10.42	1,027	1.85 to 1.40	2.65	2.98 to 2.52
	2015		109	10.57 to 10.17	1,127	1.85 to 1.40	2.28	-7.11 to -7.53
	2014		132	11.38 to 10.99	1,479	1.85 to 1.40	2.64	-5.90 to -6.32
	2013		211	12.09 to 11.74	2,518	1.85 to 1.40	2.43	12.95 to 12.44

International Growth Stock Trust Series II	2017		135	16.81 to 16.42	2,259	1.85 to 1.00	1.10	20.42 to 19.41
	2016		175	13.96 to 13.75	2,442	1.85 to 1.00	1.45	-2.43 to -3.26
	2015		210	14.30 to 14.21	3,013	1.85 to 1.00	1.66	-3.50 to -4.32
	2014		178	14.84 to 14.82	2,654	1.90 to 1.00	1.62	-0.99 to -1.88
	2013		174	15.12 to 14.97	2,638	1.90 to 1.00	1.04	16.63 to 16.16

International Small Company Trust Series I	2017		76	22.86 to 22.22	1,727	1.75 to 1.40	1.40	27.66 to 27.22
	2016		83	17.91 to 17.47	1,477	1.75 to 1.40	1.89	3.44 to 3.08
	2015		95	17.31 to 16.95	1,637	1.75 to 1.40	1.80	5.06 to 4.70
	2014		104	16.99 to 16.19	1,718	1.75 to 0.80	1.28	-7.64 to -8.51
	2013		129	18.40 to 17.69	2,318	1.75 to 0.80	1.89	24.15 to 20.61

International Small Company Trust Series II	2017		165	21.69 to 20.77	3,663	1.85 to 1.00	1.25	27.89 to 26.81
	2016		172	17.10 to 16.24	2,987	1.85 to 1.00	1.70	3.66 to 2.78
	2015		203	16.64 to 15.67	3,425	1.85 to 1.00	1.63	5.33 to 4.44
	2014		206	15.89 to 14.88	3,327	1.90 to 1.00	1.17	-8.02 to -8.84
	2013		237	17.43 to 16.17	4,197	1.90 to 1.00	1.51	23.65 to 20.22

International Value Trust Series I	2017		234	21.07 to 15.20	5,172	1.75 to 1.00	1.79	15.98 to 15.12
	2016		262	18.30 to 13.10	5,003	1.75 to 1.00	2.52	11.12 to 10.29
	2015		227	17.48 to 16.59	3,921	1.75 to 1.40	1.79	-9.10 to -9.41
	2014		249	18.32 to 13.10	4,752	1.75 to 0.80	2.69	-13.21 to -14.03
	2013		281	21.30 to 15.09	6,204	1.75 to 0.80	1.73	24.46 to 23.96

International Value Trust Series II	2017		329	23.20 to 16.34	7,928	1.85 to 1.00	1.62	15.72 to 14.74
	2016		367	20.22 to 14.12	7,666	1.85 to 1.00	2.14	10.83 to 9.89
	2015		362	18.40 to 12.74	6,772	1.85 to 1.00	1.46	-8.86 to -9.64
	2014		402	20.24 to 13.98	8,324	1.90 to 1.00	2.38	-13.52 to -14.30
	2013		516	23.61 to 16.17	12,422	1.90 to 1.00	1.49	24.00 to 23.52

Investment Quality Bond Trust Series I	2017		99	22.38 to 17.64	2,868	1.75 to 0.80	2.62	3.77 to 2.79
	2016		115	21.77 to 17.00	3,252	1.75 to 0.80	2.17	3.46 to 2.48
	2015		125	21.24 to 16.43	3,435	1.75 to 0.80	1.80	-1.61 to -2.54
	2014		153	21.80 to 16.70	4,217	1.75 to 0.80	2.95	4.63 to 3.64
	2013		171	21.03 to 15.96	4,601	1.75 to 0.80	3.67	-2.90 to -3.62

Investment Quality Bond Trust Series II	2017		791	19.17 to 13.12	14,907	1.85 to 1.00	2.37	3.27 to 2.40
	2016		826	18.72 to 12.71	15,227	1.85 to 1.00	1.96	3.05 to 2.17
	2015		903	18.32 to 12.33	16,298	1.85 to 1.00	1.59	-2.00 to -2.83
	2014		1,016	18.73 to 12.59	18,879	1.90 to 1.00	2.73	4.22 to 3.28
	2013		1,120	18.14 to 12.08	20,372	1.90 to 1.00	3.52	-3.17 to -3.88

Lifestyle Aggressive Portfolio Series I	2017	(o)	81	16.75 to 16.51	1,348	1.75 to 1.40	1.57	20.10 to 19.68
	2016		88	13.94 to 13.80	1,222	1.75 to 1.40	1.67	8.03 to 7.65
	2015		101	12.91 to 12.82	1,294	1.75 to 1.40	1.66	-2.92 to -3.26
	2014		129	13.30 to 13.25	1,710	1.75 to 1.40	2.49	3.95 to 3.59

Lifestyle Aggressive Portfolio Series II	2017	(p)	856	16.88 to 16.31	14,182	1.85 to 1.00	1.41	20.36 to 19.34
	2016		981	14.03 to 13.67	13,553	1.85 to 1.00	1.52	8.26 to 7.34
	2015		1,018	12.96 to 12.73	13,054	1.85 to 1.00	1.54	-2.73 to -3.56
	2014		1,146	13.32 to 13.19	15,190	1.90 to 1.00	2.31	4.16 to 3.23

Lifestyle Balanced Portfolio Series I	2017	(s)	632	15.47 to 14.88	9,559	1.75 to 0.80	1.99	11.42 to 10.37
	2016		969	13.88 to 13.48	13,205	1.75 to 0.80	2.19	5.26 to 4.27
	2015		1,068	13.19 to 12.93	13,907	1.75 to 0.80	2.31	-0.75 to -1.69
	2014		1,196	13.29 to 13.15	15,793	1.75 to 0.80	3.16	5.11 to 4.12

Lifestyle Balanced Portfolio Series II	2017	(t)	23,593	16.82 to 15.63	366,764	2.00 to 0.35	1.94	11.77 to 9.94
	2016		26,359	15.29 to 13.98	372,542	2.00 to 0.35	2.01	5.52 to 3.79
	2015		29,232	14.74 to 13.25	398,946	2.00 to 0.35	2.10	-0.57 to -2.20
	2014		32,614	15.07 to 13.33	455,631	2.00 to 0.35	2.85	5.37 to 3.65
	2013		505	14.54 to 12.65	7,423	2.00 to 0.35	2.26	10.45 to 1.19

Lifestyle Conservative Portfolio Series I	2017	(w)	237	14.33 to 13.79	3,367	1.75 to 0.80	2.45	6.11 to 5.11
	2016		263	13.51 to 13.12	3,477	1.75 to 0.80	2.67	3.56 to 2.58
	2015		280	13.04 to 12.79	3,592	1.75 to 0.80	2.64	-0.63 to -1.57
	2014		294	13.13 to 12.99	3,834	1.75 to 0.80	3.34	4.70 to 3.71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Lifestyle Conservative Portfolio Series II	2017	(x)	4,915	$14.50 to $14.47	$69,706	2.00% to 0.35%	2.18%	6.37% to 4.63%
	2016		5,659	13.86 to 13.61	76,609	2.00 to 0.35	2.39	3.81 to 2.11
	2015		6,357	13.58 to 13.11	84,200	2.00 to 0.35	2.33	-0.38 to -2.01
	2014		7,228	13.85 to 13.16	97,731	2.00 to 0.35	3.08	5.04 to 3.33
	2013		306	13.41 to 12.53	4,189	2.00 to 0.35	2.27	1.80 to 0.20

Lifestyle Growth Portfolio Series I	2017	(aa)	620	16.27 to 15.65	9,844	1.75 to 0.80	1.82	15.21 to 14.13
	2016		673	14.12 to 13.72	9,328	1.75 to 0.80	1.88	6.38 to 5.37
	2015		730	13.27 to 13.02	9,557	1.75 to 0.80	2.21	-0.91 to -1.85
	2014		751	13.40 to 13.26	9,990	1.75 to 0.80	2.89	5.32 to 4.32

Lifestyle Growth Portfolio Series II	2017	(ab)	46,204	18.51 to 16.44	763,008	2.00 to 0.35	2.07	15.49 to 13.61
	2016		38,102	16.30 to 14.23	552,007	2.00 to 0.35	1.81	6.64 to 4.90
	2015		38,175	15.53 to 13.35	526,704	2.00 to 0.35	1.93	-0.60 to -2.23
	2014		41,887	15.89 to 13.43	592,594	2.00 to 0.35	2.69	5.51 to 3.79
	2013		836	15.31 to 12.73	13,029	2.00 to 0.35	1.49	16.51 to 1.81

Lifestyle Growth Portfolio Series NAV	2017	(aj, ac)	19	12.79 to 12.78	248	1.60 to 1.20	10.67	2.33 to 2.26

Lifestyle Moderate Portfolio Series I	2017	(af)	204	15.07 to 14.50	2,998	1.75 to 0.80	2.28	9.55 to 8.52
	2016		215	13.76 to 13.36	2,902	1.75 to 0.80	2.26	4.66 to 3.67
	2015		270	13.15 to 12.89	3,505	1.75 to 0.80	2.35	-0.70 to -1.64
	2014		307	13.24 to 13.11	4,030	1.75 to 0.80	3.10	5.06 to 4.07

Lifestyle Moderate Portfolio Series II	2017	(ag)	8,071	16.14 to 15.24	121,951	2.00 to 0.35	1.99	9.89 to 8.10
	2016		9,304	14.93 to 13.87	129,752	2.00 to 0.35	2.12	4.91 to 3.20
	2015		10,422	14.47 to 13.22	141,009	2.00 to 0.35	2.16	-0.45 to -2.08
	2014		11,808	14.77 to 13.28	163,352	2.00 to 0.35	2.92	5.24 to 3.52
	2013		496	14.27 to 12.62	7,174	2.00 to 0.35	2.35	7.94 to 0.93

Managed Volatility Aggressive Portfolio Series I	2017	(m)	23	26.49 to 19.82	573	1.75 to 1.40	1.74	21.12 to 20.70
	2016		22	21.87 to 16.42	461	1.75 to 1.40	1.67	0.54 to 0.19
	2015		23	21.75 to 16.39	478	1.75 to 1.40	1.72	-7.16 to -7.48
	2014		30	23.43 to 17.72	676	1.75 to 1.40	1.94	-0.01 to -0.36
	2013		117	23.43 to 17.78	2,469	1.75 to 1.40	2.34	24.96 to 24.52

Managed Volatility Aggressive Portfolio Series II	2017	(n)	220	24.24 to 18.21	5,636	1.85 to 1.00	1.47	21.35 to 20.33
	2016		262	20.14 to 15.01	5,529	1.85 to 1.00	1.53	0.65 to -0.20
	2015		279	20.18 to 14.91	5,851	1.85 to 1.00	1.54	-6.99 to -7.78
	2014		412	21.75 to 16.03	9,216	1.90 to 1.00	1.95	0.29 to -0.61
	2013		1,298	21.88 to 15.99	29,176	1.90 to 1.00	2.17	24.06 to 21.37

Managed Volatility Balanced Portfolio Series I	2017	(q)	318	22.06 to 19.05	8,081	1.75 to 0.80	2.10	13.23 to 12.16
	2016		369	19.67 to 16.83	8,322	1.75 to 0.80	2.05	3.96 to 2.98
	2015		422	19.10 to 16.19	9,273	1.75 to 0.80	2.37	-3.03 to -3.95
	2014		451	19.89 to 16.69	10,286	1.75 to 0.80	2.20	3.46 to 2.48
	2013		1,295	19.41 to 16.13	27,826	1.75 to 0.80	2.74	10.83 to 9.82

Managed Volatility Balanced Portfolio Series II	2017	(r)	11,513	23.26 to 18.70	241,590	1.90 to 0.35	1.95	13.43 to 11.69
	2016		12,927	20.83 to 16.48	242,464	1.90 to 0.35	1.85	4.25 to 2.65
	2015		14,249	20.29 to 15.81	259,652	1.90 to 0.35	2.12	-2.73 to -4.23
	2014		15,841	16.76 to 16.26	303,810	2.10 to 0.35	2.05	3.67 to 1.87
	2013		43,843	16.45 to 15.68	831,975	2.10 to 0.35	2.53	12.15 to 10.20

Managed Volatility Conservative Portfolio Series I	2017	(u)	67	22.38 to 18.19	1,870	1.75 to 0.80	2.27	6.96 to 5.95
	2016		86	21.12 to 17.01	2,220	1.75 to 0.80	2.36	3.75 to 2.77
	2015		91	20.55 to 16.40	2,282	1.75 to 0.80	2.43	-0.75 to -1.69
	2014		101	20.91 to 16.52	2,614	1.75 to 0.80	2.07	4.18 to 3.19
	2013		334	20.26 to 15.86	7,761	1.75 to 0.80	3.26	2.31 to 2.07

Managed Volatility Conservative Portfolio Series II	2017	(v)	2,898	20.29 to 18.32	54,208	1.90 to 0.35	2.22	7.29 to 5.65
	2016		3,300	19.20 to 17.07	58,550	1.90 to 0.35	2.13	3.95 to 2.35
	2015		3,577	18.76 to 13.17	63,464	1.90 to 1.00	2.23	-1.15 to -2.03
	2014		4,090	16.51 to 14.83	75,095	2.10 to 0.35	2.07	4.47 to 2.66
	2013		10,438	15.80 to 14.45	188,109	2.10 to 0.35	3.03	3.33 to 1.54

Managed Volatility Growth Portfolio Series I	2017	(y)	180	20.65 to 19.11	4,519	1.75 to 0.80	1.96	17.65 to 16.54
	2016		202	17.72 to 16.25	4,326	1.75 to 0.80	1.89	2.52 to 1.55
	2015		212	17.45 to 15.85	4,447	1.75 to 0.80	2.00	-5.29 to -6.19
	2014		248	18.60 to 16.73	5,422	1.75 to 0.80	2.10	1.35 to 0.39
	2013		791	18.53 to 16.51	16,912	1.75 to 0.80	2.35	17.27 to 15.33

Managed Volatility Growth Portfolio Series II	2017	(z)	12,507	18.63 to 16.93	270,531	2.00 to 0.35	1.76	17.94 to 16.01
	2016		13,685	15.80 to 14.59	253,367	2.00 to 0.35	1.62	2.78 to 1.10
	2015		15,417	15.37 to 14.43	279,176	2.00 to 0.35	1.88	-5.15 to -6.70
	2014		17,851	17.86 to 16.21	345,466	2.10 to 0.35	1.94	1.68 to -0.08
	2013		52,807	17.88 to 15.94	1,025,006	2.10 to 0.35	2.24	18.67 to 16.61

Managed Volatility Moderate Portfolio Series I	2017	(ad)	138	22.89 to 19.53	3,901	1.75 to 0.80	2.44	10.99 to 9.94
	2016		144	20.82 to 17.60	3,620	1.75 to 0.80	2.09	4.46 to 3.47
	2015		183	20.12 to 16.84	4,261	1.75 to 0.80	2.46	-1.70 to -2.63
	2014		198	20.67 to 17.14	4,698	1.75 to 0.80	2.48	4.10 to 3.12
	2013		412	20.04 to 16.46	9,425	1.75 to 0.80	2.76	8.31 to 7.71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Managed Volatility Moderate Portfolio Series II	2017	(ae)	4,551	$28.18 to $22.47	$91,351	1.90% to 0.45%	2.00%	11.15% to 9.56%
	2016		5,330	25.36 to 20.51	98,063	1.90 to 0.45	1.89	4.65 to 3.14
	2015		5,793	24.23 to 19.88	105,231	1.90 to 0.45	2.23	-1.57 to -2.98
	2014		6,178	16.91 to 16.24	117,227	2.10 to 0.35	2.14	4.32 to 2.51
	2013		15,911	16.21 to 15.84	297,846	2.10 to 0.35	2.63	9.59 to 7.69

Mid Cap Index Trust Series I	2017		120	41.80 to 34.82	5,263	1.75 to 0.80	0.76	14.89 to 13.81
	2016		34	38.99 to 36.73	1,292	1.75 to 1.40	1.19	18.44 to 18.03
	2015		39	32.92 to 31.12	1,275	1.75 to 1.40	0.97	-3.95 to -4.28
	2014		42	32.51 to 26.32	1,422	1.75 to 0.80	1.00	8.47 to 7.45
	2013		43	30.26 to 24.27	1,352	1.75 to 0.80	1.07	30.72 to 24.50

Mid Cap Index Trust Series II	2017		300	37.50 to 23.64	11,428	1.85 to 1.00	0.29	14.36 to 13.40
	2016		292	33.07 to 20.67	9,570	1.85 to 1.00	0.98	18.73 to 17.72
	2015		325	28.09 to 17.41	9,057	1.85 to 1.00	0.80	-3.77 to -4.58
	2014		345	29.25 to 18.09	10,054	1.90 to 1.00	0.72	8.03 to 7.07
	2013		443	27.32 to 16.75	12,210	1.90 to 1.00	0.86	30.26 to 24.08

Mid Cap Stock Trust Series I	2017		193	33.79 to 25.57	6,549	1.75 to 0.80	0.00	27.52 to 26.32
	2016		226	26.75 to 20.05	6,046	1.75 to 0.80	0.00	-0.21 to -1.16
	2015		258	27.06 to 20.10	6,958	1.75 to 0.80	0.00	2.18 to 1.21
	2014		309	26.74 to 19.67	8,229	1.75 to 0.80	0.10	7.16 to 6.14
	2013		361	25.19 to 18.36	9,061	1.75 to 0.80	0.04	34.45 to 29.46

Mid Cap Stock Trust Series II	2017		294	39.77 to 23.73	11,993	1.90 to 1.00	0.00	26.99 to 25.85
	2016		329	31.60 to 18.69	10,556	1.90 to 1.00	0.00	-0.59 to -1.48
	2015		389	32.08 to 18.80	12,434	1.90 to 1.00	0.00	1.73 to 0.81
	2014		429	31.82 to 18.48	13,579	1.90 to 1.00	0.00	6.75 to 5.79
	2013		552	30.08 to 17.31	16,515	1.90 to 1.00	0.00	33.94 to 29.03

Mid Value Trust Series I	2017		93	34.68 to 33.18	3,176	1.75 to 1.40	0.97	9.89 to 9.50
	2016		105	31.56 to 30.30	3,278	1.75 to 1.40	1.16	22.30 to 21.87
	2015		109	25.81 to 24.86	2,776	1.75 to 1.40	1.09	-4.78 to -5.11
	2014		121	31.04 to 26.20	3,252	1.75 to 0.80	0.69	9.72 to 8.69
	2013		137	28.29 to 24.10	3,384	1.75 to 0.80	1.00	29.12 to 23.42

Mid Value Trust Series II	2017		259	32.19 to 14.78	8,621	1.85 to 1.35	0.76	9.17 to 6.69
	2016		293	31.08 to 29.49	8,910	1.85 to 1.40	0.93	22.05 to 21.51
	2015		315	25.46 to 24.27	7,885	1.85 to 1.40	0.84	-4.98 to -5.41
	2014		375	26.80 to 25.66	9,893	1.85 to 1.40	0.52	8.86 to 8.37
	2013		444	24.62 to 23.67	10,756	1.85 to 1.40	0.79	29.31 to 28.73

Money Market Trust Series I	2017		148	11.59 to 11.56	2,182	1.75 to 1.00	0.58	-0.41 to -1.15
	2016		179	11.70 to 11.64	2,621	1.75 to 1.00	0.07	-0.92 to -1.66
	2015		195	11.90 to 11.75	2,922	1.75 to 1.00	0.00	-0.99 to -1.73
	2014		238	12.11 to 12.03	3,675	1.75 to 0.80	0.00	-0.79 to -1.73
	2013		317	12.32 to 12.12	4,997	1.75 to 0.80	0.00	-0.79 to -1.73

Money Market Trust Series II	2017		1,128	11.93 to 10.74	12,796	1.90 to 1.00	0.38	-0.61 to -1.49
	2016		1,343	12.00 to 10.90	15,410	1.90 to 1.00	0.00	-1.00 to -1.88
	2015		1,565	12.12 to 11.11	18,239	1.90 to 1.00	0.00	-0.99 to -1.88
	2014		2,032	12.32 to 11.32	24,079	1.90 to 0.35	0.00	-0.35 to -1.88
	2013		2,775	12.37 to 11.54	33,311	1.90 to 0.35	0.00	-0.34 to -1.88

Money-Market Trust Series NAV	2017		83	12.30 to 12.23	1,023	1.75 to 1.40	0.63	-0.75 to -1.10
	2016	(e)	89	12.40 to 12.37	1,096	1.75 to 1.40	0.15	-0.83 to -1.06

Mutual Shares Trust Series I	2017		31	20.76 to 19.28	640	1.55 to 0.80	5.65	7.46 to 6.66
	2016		39	19.32 to 18.08	749	1.55 to 0.80	6.62	15.78 to 14.91
	2015		44	16.69 to 15.73	720	1.55 to 0.80	2.07	-5.44 to -6.15
	2014		46	17.65 to 16.76	802	1.55 to 0.80	3.24	6.43 to 5.64
	2013		49	16.58 to 15.87	798	1.55 to 0.80	1.39	26.37 to 21.65

PIMCO All Asset (e)	2017		69	21.34 to 20.07	1,459	1.85 to 1.40	4.27	11.62 to 11.12
	2016		75	19.12 to 18.06	1,406	1.85 to 1.40	2.05	11.02 to 10.52
	2015		120	17.22 to 16.34	2,013	1.85 to 1.40	2.89	-10.58 to -10.98
	2014		138	19.26 to 18.36	2,608	1.85 to 1.40	4.55	-1.15 to -1.60
	2013		178	19.49 to 18.66	3,420	1.85 to 1.40	4.12	-1.49 to -1.93

Real Estate Securities Trust Series I	2017		38	55.52 to 51.32	2,076	1.75 to 1.40	0.52	4.76 to 4.40
	2016		42	53.00 to 49.15	2,158	1.75 to 1.40	3.36	5.43 to 5.07
	2015		44	50.27 to 46.78	2,187	1.75 to 1.40	1.78	1.25 to 0.89
	2014		53	49.65 to 46.37	2,605	1.75 to 1.40	1.59	29.90 to 29.45
	2013		62	38.22 to 35.82	2,340	1.75 to 1.40	1.86	-1.49 to -1.84

Real Estate Securities Trust Series II	2017		159	41.77 to 18.55	6,455	1.85 to 1.00	0.34	5.00 to 4.12
	2016		186	40.12 to 17.67	7,197	1.85 to 1.00	3.10	5.63 to 4.74
	2015		212	38.31 to 16.72	7,870	1.85 to 1.00	1.67	1.45 to 0.59
	2014		244	37.84 to 16.49	8,749	1.90 to 1.00	1.37	30.22 to 29.05
	2013		306	29.32 to 12.66	8,669	1.90 to 1.00	1.60	-2.25 to -3.33

Science & Technology Trust Series I	2017		205	40.56 to 13.72	6,883	1.75 to 1.40	0.05	39.18 to 38.69
	2016		249	29.15 to 9.89	6,068	1.75 to 1.40	0.00	6.88 to 6.51
	2015		284	27.27 to 9.29	6,478	1.75 to 1.40	0.00	5.21 to 4.84

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Science & Technology Trust Series I	2014		325	$25.92 to $ 8.86	$6,845	1.75 % to 1.40%	0.00	11.32 % to 10.94%
	2013		363	23.28 to 7.99	6,842	1.75 to 1.40	0.00	41.54 to 41.04

Science & Technology Trust Series II	2017		206	40.74 to 31.72	8,591	1.90 to 1.00	0.00	39.42 to 38.17
	2016		209	29.48 to 22.75	6,247	1.90 to 1.00	0.00	7.08 to 6.12
	2015		228	27.78 to 21.25	6,379	1.90 to 1.00	0.00	5.43 to 4.49
	2014		210	26.59 to 20.15	5,562	1.90 to 1.00	0.00	11.58 to 10.58
	2013		230	24.05 to 18.06	5,552	1.90 to 1.00	0.00	40.57 to 37.66

Short Term Government Income Trust Series I	2017		218	12.14 to 11.82	2,616	1.75 to 1.40	1.32	-0.83 to -1.17
	2016		231	12.24 to 11.96	2,816	1.75 to 1.40	1.58	-0.83 to -1.17
	2015		245	12.34 to 12.10	3,010	1.75 to 1.40	1.67	-0.76 to -1.10
	2014		289	12.44 to 12.24	3,584	1.75 to 1.40	1.87	-0.26 to -0.61
	2013		359	12.47 to 12.31	4,459	1.75 to 1.40	1.76	-2.24 to -2.58

Short Term Government Income Trust Series II	2017		349	11.99 to 11.55	4,108	1.85 to 1.00	1.13	-0.63 to -1.47
	2016		344	12.07 to 11.72	4,094	1.85 to 1.00	1.22	-0.55 to -1.39
	2015		476	12.13 to 11.89	5,729	1.85 to 1.00	1.69	-0.64 to -1.48
	2014		384	12.21 to 12.04	4,685	1.90 to 1.00	1.68	-0.06 to -0.96
	2013		511	12.22 to 12.16	6,295	1.90 to 1.00	1.74	-2.05 to -2.92

Small Cap Growth Trust Series II	2017		95	31.19 to 22.25	2,919	1.90 to 1.00	0.00	25.02 to 23.91
	2016		105	25.17 to 17.79	2,582	1.90 to 1.00	0.00	1.13 to 0.22
	2015		120	25.12 to 17.60	2,910	1.90 to 1.00	0.00	-9.96 to -10.77
	2014		121	28.15 to 19.54	3,278	1.90 to 1.00	0.00	6.27 to 5.32
	2013		147	26.72 to 18.39	3,828	1.90 to 1.00	0.00	41.09 to 34.45

Small Cap Index Trust Series I	2017		7	33.54 to 32.54	228	1.75 to 1.40	0.44	12.80 to 12.41
	2016		8	29.73 to 28.95	228	1.75 to 1.40	1.04	19.29 to 18.88
	2015		14	24.92 to 24.35	346	1.75 to 1.40	0.87	-5.90 to -6.23
	2014		20	26.49 to 25.97	534	1.75 to 1.40	0.96	3.14 to 2.77
	2013		19	25.68 to 25.27	472	1.75 to 1.40	1.37	36.69 to 36.22

Small Cap Index Trust Series II	2017		184	34.39 to 32.05	6,203	1.85 to 1.40	0.25	12.60 to 12.09
	2016		209	30.54 to 28.59	6,275	1.85 to 1.40	0.96	19.03 to 18.49
	2015		218	25.66 to 24.13	5,515	1.85 to 1.40	0.76	-6.12 to -6.54
	2014		261	27.33 to 25.82	7,033	1.85 to 1.40	0.65	2.96 to 2.49
	2013		373	26.55 to 25.19	9,773	1.85 to 1.40	1.24	36.42 to 35.81

Small Cap Opportunities Trust Series I	2017		74	40.29 to 38.28	2,949	1.75 to 1.40	0.42	9.53 to 9.15
	2016		80	36.79 to 35.07	2,910	1.75 to 1.40	0.46	17.81 to 17.39
	2015		88	31.23 to 29.87	2,727	1.75 to 1.40	0.07	-6.48 to -6.81
	2014		97	33.39 to 32.06	3,196	1.75 to 1.40	0.05	0.96 to 0.61
	2013		115	33.07 to 31.86	3,766	1.75 to 1.40	0.59	38.21 to 37.73

Small Cap Opportunities Trust Series II	2017		175	36.78 to 21.91	6,718	1.85 to 1.00	0.24	9.76 to 8.84
	2016		187	33.79 to 19.96	6,550	1.85 to 1.00	0.26	18.06 to 17.06
	2015		215	28.87 to 16.91	6,156	1.85 to 1.00	0.00	-6.28 to -7.08
	2014		208	30.89 to 18.04	6,623	1.90 to 1.00	0.00	1.11 to 0.21
	2013		243	30.82 to 17.84	7,719	1.90 to 1.00	0.43	37.29 to 29.91

Small Cap Value Trust Series II	2017		93	32.34 to 21.76	3,022	1.85 to 1.00	0.69	2.47 to 1.61
	2016		119	31.83 to 21.24	3,762	1.85 to 1.00	0.48	21.23 to 20.21
	2015		123	26.48 to 17.52	3,239	1.85 to 1.00	0.24	-2.55 to -3.37
	2014		155	27.27 to 17.97	4,134	1.90 to 1.00	0.43	5.89 to 4.94
	2013		167	25.99 to 16.97	4,316	1.90 to 1.00	0.41	30.50 to 25.04

Small Company Value Trust Series I	2017		63	48.52 to 47.94	3,016	1.75 to 1.40	0.23	9.95 to 9.56
	2016		68	44.28 to 43.61	2,984	1.75 to 1.40	0.78	30.48 to 30.02
	2015		74	34.06 to 33.42	2,495	1.75 to 1.40	1.31	-6.91 to -7.24
	2014		82	36.71 to 35.90	2,954	1.75 to 1.40	0.03	-1.28 to -1.63
	2013		102	37.32 to 36.37	3,745	1.75 to 1.40	1.63	29.78 to 29.33

Small Company Value Trust Series II	2017		225	36.64 to 22.35	8,695	1.85 to 1.00	0.21	10.15 to 9.22
	2016		260	33.55 to 20.29	9,128	1.85 to 1.00	0.58	30.73 to 29.63
	2015		267	25.88 to 15.52	7,221	1.85 to 1.00	0.91	-6.73 to -7.52
	2014		334	27.81 to 16.64	9,453	1.90 to 1.00	0.00	-1.11 to -2.00
	2013		406	28.38 to 16.83	11,736	1.90 to 1.00	1.60	28.93 to 23.58

Strategic Income Opportunities Trust Series I	2017		139	23.65 to 22.54	3,284	1.75 to 1.40	3.08	4.13 to 3.76
	2016		150	22.71 to 21.72	3,392	1.75 to 1.40	2.36	3.66 to 3.30
	2015		165	21.91 to 21.03	3,610	1.75 to 1.40	2.35	-0.19 to -0.54
	2014		192	21.95 to 21.14	4,195	1.75 to 1.40	4.23	3.60 to 3.24
	2013		219	21.19 to 20.48	4,623	1.75 to 1.40	5.23	2.37 to 2.02

Strategic Income Opportunities Trust Series II	2017		280	21.93 to 14.56	6,403	1.85 to 1.00	2.80	4.32 to 3.44
	2016		328	21.20 to 13.96	7,140	1.85 to 1.00	2.15	3.94 to 3.06
	2015		364	20.57 to 13.43	7,653	1.85 to 1.00	2.17	0.01 to -0.84
	2014		388	20.63 to 13.43	8,196	1.90 to 1.00	4.07	3.80 to 2.87
	2013		420	20.06 to 12.94	8,609	1.90 to 1.00	5.07	1.66 to 0.42

Total Bond Market Series Trust NAV	2017	(ai)	73	13.17 to 12.67	956	1.55 to 0.80	2.78	2.52 to 1.75
	2016		83	12.84 to 12.45	1,061	1.55 to 0.80	2.68	1.63 to 0.87
	2015		84	12.64 to 12.34	1,052	1.55 to 0.80	2.73	-0.50 to -1.24

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Total Bond Market Series Trust NAV	2014		92	$12.70 to $ 12.49	$1,164	1.55 % to 0.80%	3.17%	5.21 % to 4.43%
	2013		97	12.07 to 11.96	1,167	1.55 to 0.80	3.52	-3.22 to -3.94

Total Bond Market Trust Series II	2017	(ah)	238	12.82 to 12.28	2,967	1.90 to 1.00	2.49	2.06 to 1.15
	2016		259	12.56 to 12.14	3,194	1.90 to 1.00	2.30	1.17 to 0.26
	2015		421	12.42 to 12.11	5,180	1.90 to 1.00	2.49	-0.94 to -1.83
	2014		454	12.54 to 12.28	5,652	2.10 to 1.00	4.54	4.84 to 3.69
	2013		300	11.96 to 11.85	3,580	2.10 to 1.00	2.30	-3.74 to -4.79

Total Stock Market Index Trust Series I	2017		144	25.18 to 24.39	3,609	1.75 to 1.40	1.81	18.92 to 18.50
	2016		23	21.17 to 20.58	481	1.75 to 1.40	1.42	10.82 to 10.43
	2015		26	19.10 to 18.64	495	1.75 to 1.40	1.33	-2.02 to -2.36
	2014		26	19.50 to 19.09	505	1.75 to 1.40	1.14	9.92 to 9.54
	2013		31	17.74 to 17.43	545	1.75 to 1.40	1.29	31.54 to 31.08

Total Stock Market Index Trust Series II	2017		196	30.84 to 15.62	6,289	1.85 to 1.35	1.20	18.13 to 12.75
	2016		180	27.89 to 26.11	4,856	1.85 to 1.40	1.22	10.59 to 10.10
	2015		211	25.22 to 23.71	5,150	1.85 to 1.40	1.07	-2.21 to -2.65
	2014		258	25.79 to 24.36	6,447	1.85 to 1.40	0.99	9.75 to 9.26
	2013		329	23.49 to 22.30	7,513	1.85 to 1.40	1.16	31.24 to 30.65

Ultra Short Term Bond Trust Series II	2017		1,588	11.89 to 10.99	18,057	2.00 to 1.00	1.34	-0.54 to -1.53
	2016		1,816	11.95 to 11.16	20,932	2.00 to 1.00	1.69	-0.67 to -1.66
	2015		925	12.04 to 11.35	11,090	2.00 to 1.00	1.18	-1.14 to -2.13
	2014		979	12.26 to 11.35	11,972	2.10 to 0.35	1.11	-0.65 to -2.38
	2013		1,167	12.34 to 11.63	13,853	2.10 to 0.35	1.24	-0.61 to -2.34

Utilities Trust Series I	2017		47	32.18 to 30.36	1,469	1.75 to 1.40	2.38	13.15 to 12.76
	2016		53	28.44 to 26.92	1,459	1.75 to 1.40	4.58	9.81 to 9.42
	2015		53	25.90 to 24.61	1,315	1.75 to 1.40	2.92	-15.95 to -16.24
	2014		61	30.82 to 29.38	1,828	1.75 to 1.40	3.00	11.02 to 10.64
	2013		63	27.76 to 26.55	1,712	1.75 to 1.40	1.97	18.89 to 18.47

Utilities Trust Series II	2017		66	48.73 to 45.42	3,050	1.85 to 1.40	2.23	12.93 to 12.43
	2016		76	43.15 to 40.40	3,113	1.85 to 1.40	4.48	9.62 to 9.13
	2015		74	39.36 to 37.02	2,773	1.85 to 1.40	2.68	-16.20 to -16.58
	2014		97	46.97 to 44.37	4,351	1.85 to 1.40	2.77	10.85 to 10.35
	2013		115	42.37 to 40.21	4,682	1.85 to 1.40	1.78	18.68 to 18.14

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Port folio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

(e)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.
(f)	Reflects the period from commencement of operations on October 27, 2017 through December 31, 2017.
(g)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series I.
(h)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series II.
(i)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.
(j)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.
(k)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series II.
(l)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series II.
(o)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series I.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series II.
(q)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.
(r)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series II.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series I.
(t)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series II.
(u)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.
(v)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series II.
(w)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series I.
(x)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series II.
(y)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.
(z)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series II.
(aa)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.
(ab)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series II.
(aj)	Sub-account available in prior year but no activity.
(ac)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(ad)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.
(ae)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series II.
(af)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series I.
(ag)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series II.
(ah)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series II.
(ai)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.00% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME

October 1, 1997	FNAL Variable Account	The Manufacturers Life Insurance Company of New York Separate Account A

October 1, 1997	First North American Life Assurance Company	The Manufacturers Life Insurance Company of New York

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company of New York Separate Account A	John Hancock Life Insurance Company of New York Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company of New York	John Hancock Life Insurance Company of New York Separate Account A.

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services, LLC	John Hancock Investment Management Services, LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company of New York. [FILED HEREWITH]

(b)	Exhibits

	(1)	(a)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account—Incorporated by reference to Exhibit (b)(1)(a) to Form N-4, file number 33-46217, filed February 25, 1998.

		(b)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account—Incorporated by reference to Exhibit (b)(1)(b) to Form N-4, file number 33-46217, filed February 25, 1998.

		(c)	Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E—Incorporated by reference to Exhibit (b)(1)(c) to Form N-4, file number 33-46217, filed February 25, 1998.

	(2)	Agreements for custody of securities and similar investments. — NOT APPLICABLE.

	(3)	(a)	Underwriting and Distribution Agreement dated January 1, 2002, incorporated by reference to Exhibit 24(B)(3)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

		(b)	General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit 24(B)(3)(b) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

	(c)	Underwriting and Distribution Agreement dated December 1, 2009—incorporated by reference to Exhibit 24(B)(3)(c) to Post-Effective Amendment No. 4 to Registration Statement, File No. 333-146590, filed on February 1, 2010.

(4)	(a)	Form of Master Group Contract: Group IRA Single Payment Deferred Variable Annuity Contract, Guaranteed Lifetime Withdrawal Benefit, Non-Participating for Venture 200.10GRP-NY, incorporated by reference to Exhibit 24(b)(4)(a) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

	(b)	(i)	Form of Contract for Rollover Prior to Single Life/Joint Life Election for Venture 200.10, incorporated by reference to Exhibit 24(b)(4)(b)(i) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(ii)	Form of Specifications Pages for Rollover Prior to Single Life/Joint Life Election for Venture 200.10 for IRA, incorporated by reference to Exhibit 24(b)(4)(b)(ii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(iii)	Form of Specifications Pages for Rollover Prior to Single Life/Joint Life Election for Venture 200.10 for Roth, incorporated by reference to Exhibit 24(b)(4)(b)(iii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

	(c)	(i)	Form of Contract for Single Life Election for Venture 201.10, incorporated by reference to Exhibit 24(b)(4)(c)(i) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(ii)	Form of Specifications Pages for Single Life Election for Venture 201.10 for IRA, incorporated by reference to Exhibit 24(b)(4)(c)(ii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(iii)	Form of Specifications Pages for Single Life Election for Venture 200.10 for Roth, incorporated by reference to Exhibit 24(b)(4)(c)(iii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

	(d)	(i)	Form of Contract for Joint Life Election for Venture 202.10, incorporated by reference to Exhibit 24(b)(4)(d)(i) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(ii)	Form of Specifications Pages for Joint Life Election for Venture 202.10 for IRA, incorporated by reference to Exhibit 24(b)(4)(d)(ii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(iii)	Form of Specifications Pages for Joint Life Election for Venture 202.10 for Roth, incorporated by reference to Exhibit 24(b)(4)(d)(iii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

(5)	(a)	Form of Specimen Master Application for Single Payment Deferred Variable Annuity Contract, Non-Participating, for Venture 200.10, incorporated by reference to Exhibit 24(b)(5)(a) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

	(b)	Form of Certificate Application for Single Payment Deferred Variable Annuity Contract, Non-Participating, for Venture 200.10, incorporated by reference to Exhibit 24(b)(5)(b) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

(6)	(a)	(i)	Declaration of Intention and Charter of First North American Life Assurance Company—incorporated by reference to Exhibit 24(b)(6)(a)(i) to Post-Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.

		(ii)	Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company, incorporated by reference to Exhibit 24(b)(6)(a)(ii) to Post-Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.

		(iii)	Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York, incorporated by reference to Exhibit 24(b)(6)(a)(iii) to Post- Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.

		(iv)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005, incorporated by reference to Exhibit 24(b)(6)(a)(iv) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(v)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006, incorporated by reference to Exhibit 24(b)(6)(a)(v) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(vi)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of December 17, 2009, incorporated by reference to Exhibit 24(b)(6)(a)(vi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on April 30, 2010.

	(b)	(i)	By-Laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006, incorporated by reference to Exhibit 24(b)(6)(b)(i) to Post-Effective Amendment No. 1, to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(ii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on November 19, 2009, incorporated by reference to Exhibit 24(b)(6)(b)(ii) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

		(iii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on December 14, 2010, incorporated by reference to Exhibit 24(b)(6)(b)(iii) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-169797, filed on February 22, 2011.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered—NOT APPLICABLE.

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	(i)	Administrative Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.), effective January 1, 2001, incorporated by reference to Exhibit 24(b)(8)(a) to Post-Effective Amendment No. 5 to Registration Statement, File No. 333-61283, filed on April 30, 2002.

		(ii)	Investment Services Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York—incorporated by reference to Exhibit 1(A)(8)(c) to pre-effective amendment no. 1 to The Manufacturers Life Insurance Company of New York Separate Account B Registration Statement on Form S-6, filed March 16, 1998.

	(b)	(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

		(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered — Incorporated by reference to Exhibit 24(b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

(10)	Written consent of Ernst & Young, LLP, independent registered public accounting firm [FILED HEREWITH].

(11)	All financial statements omitted from Item 23, Financial Statements — Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—Not Applicable.

(13)	Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21 — Incorporated by reference to Exhibit (b)(13) to Form N-4, 33-76162 filed March 1, 1996.

(14)	(a)	Powers of Attorney of James D. Gallagher, Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, Scott S. Hartz, Bradford J. Race, Rex Schlaybaugh, Jr., and John G. Vrysen — incorporated by reference to Exhibit 24(b)(14) of the initial filing of this registration statement, File No. 333-167018, filed on May 21, 2010.

	(b)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(14)(b) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

	(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(14)(c) to Post-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on May 2, 2011.

	(d)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(14)(d) to Post-Effective Amendment No. 3 to this Registration Statement, File No. 333-167018, filed on March 28, 2013.

	(e)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(14)(e) to Post-Effective Amendment No. 5 to this Registration Statement, File No. 333-167018, filed on March 31, 2014.

	(f)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(14)(f) to Post-Effective Amendment No. 8 to this registration statement, File No. 333-167018, filed on April 28, 2017.

	(g)	Power of Attorney for Marianne Harrison [FILED HEREWITH].

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK EFFECTIVE AS OF APRIL 4, 2018

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Marianne Harrison*	Chairman, President, and Chief Executive Officer
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President
Marianne Harrison*	Director
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
Brooks Tingle ***	Director and Senior Vice President
John G. Vrysen*	Director
Linda A. Davis Watters*	Director and Vice President
Andrew G. Arnott*	Executive Vice President
Christopher Paul Conkey***	Executive Vice President
Gregory Framke**	Executive Vice President
Gretchen Garrigues**	Executive Vice President
Peter Gordon*	Executive Vice President
Naveed Irshad**	Executive Vice President and Head of Legacy Businesses
Halina K. von dem Hagen**	Executive Vice President and Treasurer
Emanuel Alves *	Senior Vice President and General Counsel
John C.S. Anderson***	Senior Vice President
Michael Biagiotti†	Senior Vice President
Nadine Chakar***	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Steven F. Dorval*	Senior Vice President
Barbara Goose*	Senior Vice President and Chief Marketing Officer

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK EFFECTIVE AS OF APRIL 4,2018

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Linda Levyne*	Senior Vice President
Patrick McGuinness†	Senior Vice President
William McPadden***	Senior Vice President
Lee Ann Murray***	Senior Vice President
James O’Brien†	Senior Vice President
Sebastian Pariath†	Senior Vice President, Head of Operations, and Chief Information Officer
Alan R. Seghezzi***	Senior Vice President
Martin Sheerin*	Senior Vice President and Chief Financial Officer
Curt Smith†	Senior Vice President
Anthony Teta*	Senior Vice President
Leo Zerilli*	Senior Vice President
Lynda Abend *	Vice President
John Addeo***	Vice President
Abigail M. Armstrong*	Vice President
Sudi Arora***	Vice President
Kevin Askew*	Vice President
William Ball†	Vice President
Jesse Bean*	Vice President
William Dwayne Bertrand***	Vice President
Zahir Bhanji**	Vice President and CFO – JH Insurance
Stephen J. Blewitt***	Vice President
Alan M. Block*	Vice President
Robert Boyda***	Vice President
Paul Boyne***	Vice President
Ian B. Brodie***	Vice President
Ted Bruntrager*	Vice President and Chief Risk Officer
Grant Buchanan**	Vice President
Daniel C. Budde***	Vice President
Robert Burrow*	Vice President
Jennifer Toone Campanella***	Vice President
Thomas Carlisle***	Vice President
Rick A. Carlson*	Vice President
Patricia Rosch Carrington***	Vice President
Bob Carroll*	Vice President
Todd J. Cassler*	Vice President
Ken K. Cha *	Vice President
Brian Collins*	Vice President
Paul M. Crowley***	Vice President
Marcelle Daher***	Vice President
Kenneth D’Amato***	Vice President
John J. Danello*	Vice President
Andreas Deutschmann†	Vice President
Robert Donahue†	Vice President
Jeffrey Duckworth*	Vice President
Melvyn D’Souza**	Vice President, Treasury
Carolyn Flanagan***	Vice President
Lauren Marx Fleming***	Vice President
Philip J. Fontana*	Vice President
Carl O. Fowler***	Vice President
Scott Francolini*	Vice President
Paul Gallagher*	Vice President
Thomas C. Goggins***	Vice President
Susan Ghalili***	Vice President
Geoff Gittins **	Vice President
Jeffrey N. Given***	Vice President
Howard C. Greene***	Vice President
Christopher Griswold*	Vice President
Richard Harris**	Vice President and Appointed Actuary
Ellie Harrison*	Vice President, US Human Resources
John Hatch*	Vice President
Michael Hession*	Vice President
Kevin Hill *	Vice President
James C. Hoodlet***	Vice President
Steven Hutcheon *	Vice President
Daniel S. Janis III***	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Recep C. Kendircioglu***	Vice President
Neal P. Kerins***	Vice President
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
Diane R. Landers***	Vice President
Scott Lively*	Vice President
Jeffrey H. Long *	Vice President
Jennifer Lundmark*	Vice President
Patrick MacDonnell*	Vice President
Nathaniel I. Margolis***	Vice President
Christopher Maryanopolis***	Vice President
John B. Maynard*	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
Anne McNally *	Vice President
Jonathan McGee***	Vice President
Michael McNamara *	Vice President
Steven E. Medina***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Scott Morin*	Vice President
Camille Mucci***	Vice President
Patrick M. Murphy *	Vice President
Jeffrey H. Nataupsky***	Vice President
Scott Navin***	Vice President
Sinead O’Connor*	Vice President
Christopher O’Keefe *	Vice President
Jacques Ouimet†	Vice President
Jeffrey Packard***	Vice President
Gary M. Pelletier***	Vice President
E. David Pemstein***	Vice President
Wendell L. Perkins *	Vice President
Charlie Philbrook*	Vice President
David Plumb*	Vice President
Tracey Polsgrove*	Vice President
Jill Rebman**	Vice President
William Shannon Reid *	Vice President
George Revoir*	Vice President
Charles A. Rizzo*	Vice President
Robert William Rizzo *	Vice President
Susan Roberts *	Vice President
Keri Rogers†	Vice President
Ian Roke†	Vice President
Andrew Ross**	Vice President
Ronald J. Rovner*	Vice President
Devon Russell *	Vice President
Lisa Anne Ryan†	Vice President
Frank Saeli***	Vice President
Thomas Samoluk*	Vice President
Emory W. Sanders***	Vice President
Jeffrey R Santerre***	Vice President
Christopher L. Sechler*	Vice President
Thomas Shea***	Vice President
Gordon Shone*	Vice President
Susan Simi***	Vice President
Darren Smith*	Vice President
Rob Stanley*	Vice President
Paddy Subbaraman*	Vice President
Wilfred Talbot *	Vice President
Nathan Thooft***	Vice President
Tony Todisco*	Vice President
Brian E. Torrisi***	Vice President
Len van Greuning †	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries*	Vice President
Lisa Ann Welch***	Vice President
R. Blake Witherington***	Vice President
Henry Wong***	Vice President
Laura Wooster***	Vice President
Ross Zilber*	Vice President

* Principal business office is 601 Congress Street, Boston, MA 02210
** Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
*** Principal business office is 197 Clarendon Street, Boston, MA 02117
**** Principal business office is 164 Corporate Drive Portsmouth, NH 03801
† Principal business office is 200 Berkeley Street, Boston, MA 02116
†† Principal business office is 380 Stuart Street, Boston, MA 02116
††† Principal business office is 200 Clarendon Street, Boston, MA 02116
†††† Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
# Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company of New York (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2017, appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2017

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(4)
Manulife Property Limited Partnership II (Ontario)(5)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership(3) (Alberta)
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
(2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
(3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(4) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(5) 99% limited partnership interest is held by Manulife Property Limited Partnership II

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27.	Number of Contract Owners.

As of March 31, 2018, there were 3 qualified and 0 non-qualified contracts of the series offered hereby outstanding.

Item 28.	Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section 1. General. The Corporation shall indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Corporation except as provided in Section 2 of Article VII hereof) by reason of the fact that the person:

(a)	is or was a Director, officer or employee of the Corporation, or

(b)	is or was serving at the specific request of the Corporation as a Director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise,

against all expenses (including but not limited to solicitors’ and attorneys’ fees) judgments, fines and amounts in settlement, actually and reasonably incurred by the person in connection with such action, suit or proceeding (other than those specifically excluded below) if the person acted honestly, in good faith, with a view to the best interests of the Corporation or the enterprise the person is serving at the request of the Corporation, and within the scope of his or her authority and normal activities, and, in the case of any criminal or administrative action or proceeding, the person had reasonable grounds for believing that his or her conduct was lawful.

The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal action or proceeding, that the person did not have reasonable grounds for believing that his or her conduct was lawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, James C. Hoodlet***, George Revoir*, Alan Seghezzi***, Martin Sheerin*, and Christopher M. Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30.	Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31.	Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company (“Manulife”). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32.	Undertakings.

(a)	Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York (the “Company”) hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted; Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

(2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 27th day of April, 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

(Registrant)

By:    JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

         (Depositor)

By:    /s/ Marianne Harrison

         Marianne Harrison

         Director and President

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:    /s/ Marianne Harrison

         Marianne Harrison

         Director and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 27th day of April, 2018.

Signature	Title

/s/ Marianne Harrison Marianne Harrison	Director and President (Principal Executive Officer)

/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

Brooks Tingle	Director

* John G. Vrysen	Director

* Linda A. Davis Watters	Director

* /s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel — Annuities

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b) (10)	Consent of independent registered public accounting firm

24(b) (14)(g)	Power of Attorney for Marianne Harrison